UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4386
Van Kampen Tax Free Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 9/30
Date of reporting period: 9/30/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Insured Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 12/14/84		since 5/3/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.72%	6.51%	4.04%	4.04%	3.51%	3.51%	2.02%

10-year	4.33	3.83	3.69	3.69	3.53	3.53	—

5-year	2.18	1.19	1.42	1.17	1.41	1.41	—

1-year	14.32	8.91	13.49	9.49	13.50	12.50	14.60

SEC 30-Day Yield	3.57%		3.02%		3.01%		3.99%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

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Performance Analysis

All share classes of Van Kampen Insured Tax Free Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

				Barclays Capital
Class A	Class B	Class C	Class I	Municipal Bond Index

14.32%	13.49%	13.50%	14.60%	14.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund’s underweight relative to the Index in the water and sewer sector and in high quality state and local general obligation credits detracted from relative performance as these sectors performed well this year and have almost fully recovered from the sell off in the fourth quarter of 2008.

•	With regard to the Fund’s yield-curve positioning, an overweight on the longer end of the curve was advantageous to performance as longer-maturity issues significantly outperformed shorter-maturity issues for the period.

•	The Fund’s housing bonds, which had an average credit rating of AA, and tobacco bonds also enhanced returns as strong demand drove prices in these sectors higher.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Summary of Investments by State/Country Classification as of 9/30/09 (Unaudited)

California	19.5%
Illinois	13.5
Washington	9.7
Florida	9.1
Texas	8.3
Georgia	5.2
Colorado	3.1
Nebraska	2.6
Arizona	2.4
Pennsylvania	2.3
New York	2.3
South Carolina	2.3
Louisiana	2.3
Alaska	2.0
Oklahoma	1.9
Kentucky	1.8
New Jersey	1.4
South Dakota	1.4
Massachusetts	1.3
Nevada	1.2
North Dakota	1.2
District of Columbia	1.1
Michigan	1.1
North Carolina	1.1
Ohio	0.9
Minnesota	0.8
Iowa	0.7
Idaho	0.7
New Mexico	0.6
Wyoming	0.5
Hawaii	0.5
Alabama	0.5
Arkansas	0.5
Missouri	0.3
Puerto Rico	0.3
Indiana	0.3
Kansas	0.2
West Virginia	0.2
Utah	0.2
Mississippi	0.1
Wisconsin	0.1

Total Investments	105.5
Liability for Floating Rate Note Obligations Related to Securities Held	(6.9)

Total Net Investments	98.6
Other Assets in Excess of Liabilities	1.4

Net Assets	100.0%
(continued on next page)

4

Ratings Allocations as of 9/30/09 (Unaudited)

AAA/Aaa	44.9%
AA/Aa	18.7
A/A	19.4
BBB/Baa	11.2
BB/Ba	0.5
NR	5.3

Top 5 Sectors as of 9/30/09 (Unaudited)

Hospital	14.6%
Wholesale Electric	12.8
Airports	10.3
General Purpose	8.1
Higher Education	7.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state/country classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,116.35	$5.09
Hypothetical	1,000.00	1,020.26	4.86
(5% annual return before expenses)

Class B
Actual	1,000.00	1,111.62	9.10
Hypothetical	1,000.00	1,016.44	8.69
(5% annual return before expenses)

Class C
Actual	1,000.00	1,111.77	9.05
Hypothetical	1,000.00	1,016.50	8.64
(5% annual return before expenses)

Class I
Actual	1,000.00	1,117.72	3.77
Hypothetical	1,000.00	1,021.51	3.60
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.72%, 1.71% and 0.71% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

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The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,116.35	$4.77
Hypothetical	1,000.00	1,020.56	4.56
(5% annual return before expenses)

Class B
Actual	1,000.00	1,111.62	8.73
Hypothetical	1,000.00	1,016.80	8.34
(5% annual return before expenses)

Class C
Actual	1,000.00	1,111.77	8.73
Hypothetical	1,000.00	1,016.80	8.34
(5% annual return before expenses)

Class I
Actual	1,000.00	1,117.72	3.40
Hypothetical	1,000.00	1,021.86	3.24
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, 1.65% and 0.64% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund

10

and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

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expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 104.8% Alabama 0.5%
$1,095	Birmingham, AL Wtrwks & Swr Brd Rev, Ser A (NATL Insd)	5.000%	01/01/21	$1,176,249
3,670	Houston Cnty, AL Hlthcare Auth, Ser A (AMBAC Insd)	5.250	10/01/30	3,364,252

				4,540,501

	Alaska 2.0%
6,525	Alaska St Intl Arpt Rev Rfdg, Ser B (NATL Insd)	5.000	10/01/24	6,961,131
9,570	Alaska St Intl Arpt Rev Rfdg, Ser D (NATL Insd)	5.000	10/01/24	10,209,659
1,215	Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)	6.000	09/01/19	1,231,949

				18,402,739

	Arizona 2.4%
5,000	Arizona Hlth Fac Auth Rev Banner Hlth, Ser D (BHAC Insd)	5.500	01/01/38	5,456,350
885	Arizona St Univ Ctf Partn Resh Infrastructure Proj (AMBAC Insd)	5.250	09/01/24	933,525
2,800	Goodyear, AZ McDowell Rd Coml Corridor Impt Dist (AMBAC Insd)	5.250	01/01/32	2,818,228
4,500	Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev El Paso Elec Co Rfdg, Ser A (FGIC Insd)	4.800	08/01/40	4,072,050
1,900	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.000	07/01/26	1,450,916
1,750	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.250	07/01/31	1,312,482
180	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Elec Pwr Co Rfdg, Ser A (FSA Insd)	7.250	07/15/10	181,001
3,000	Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A (a)	5.000	01/01/25	3,420,345
2,000	Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A (a)	5.000	01/01/28	2,237,800

				21,882,697

	Arkansas 0.5%
4,290	Little Rock, AR Sch Dist Rfdg, Ser B (FSA Insd)	5.500	02/01/25	4,327,623

	California 19.5%
3,780	Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250	09/01/35	3,483,799
2,205	Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC Insd)	5.000	10/01/30	2,205,000
3,000	California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000	07/01/39	3,212,310
2,000	California Hsg Fin Agy Rev Home Mtg, Ser E (FGIC Insd) (AMT)	5.000	02/01/24	1,872,900
10,935	California Hsg Fin Agy Rev Home Mtg, Ser G (AMT) (a)	5.050	02/01/29	9,858,940
3,500	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300	08/01/23	3,409,385
4,000	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450	08/01/28	3,800,960
9,585	California St Dept Vet Affairs Home Pur Rev, Ser A (AMT) (a)	4.950	12/01/37	8,457,948
4,250	California St Dept Vet Affairs Home Pur Rev, Ser B (AMT)	5.150	12/01/27	4,127,642

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See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,320	California Stwide Cmnty Dev Auth Rev Mtg Ridgecrest Rgl, Ser A (NATL Insd)	5.000%	02/01/37	$2,282,462
2,980	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd)	5.000	10/01/29	3,100,481
4,000	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd)	5.250	10/01/34	4,144,320
1,095	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.000	10/01/29	1,139,271
3,920	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.250	10/01/24	4,185,227
4,615	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev, Ser D (FSA Insd)	5.000	10/01/26	4,904,684
7,430	Capistrano, CA Uni Sch Dist (NATL Insd)	5.000	09/01/25	7,317,510
2,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.250	09/01/28	1,953,040
425	Earlimart, CA Elem Sch Dist, Ser 1 (AMBAC Insd)	6.700	08/01/21	510,519
855	Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	4.500	06/01/27	792,850
4,575	Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	5.750	06/01/47	3,829,092
265	Golden West Sch Fin Auth CA Rev Rfdg, Ser A (NATL Insd)	5.750	08/01/19	313,394
7,000	Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj Area No 2 (Syncora Gtd)	5.250	09/01/36	6,745,830
3,360	Loma Linda, CA Redev Agy Tax Alloc, Ser A (Syncora Gtd)	5.250	07/01/30	3,369,643
2,610	Los Angeles, CA Uni Sch Dist Election 2004, Ser H (FSA Insd)	5.000	07/01/32	2,764,512
10,000	Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj (Syncora Gtd)	5.250	09/01/36	9,357,900
2,000	Metropolitan Wtr Dist Southn CA Wtrwks Rev, Ser A (FSA Insd)	5.000	07/01/35	2,115,980
1,000	Paramount, CA Uni Sch Dist Election 2006 (FSA Insd)	5.250	08/01/30	1,074,270
2,420	Pittsburg, CA Uni Sch Dist Election 2006, Ser B (FSA Insd)	5.500	08/01/31	2,678,335
4,000	Port Oakland, CA Rfdg Inter Lien, Ser A (NATL Insd) (AMT)	5.000	11/01/29	3,930,200
10,000	Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 6-4S Ranch (AMBAC Insd)	5.000	09/01/35	9,326,300
6,335	Riverside, CA Elec Rev Issue D (FSA Insd) (a)	5.000	10/01/38	6,667,968
7,500	San Diego, CA Cmnty College Election 2002 (a)	5.250	08/01/33	8,223,825
2,390	San Francisco, CA City & Cnty Arpts Commn Intl Arpt, Ser 23-A (FSA Insd) (AMT)	5.000	05/01/30	2,396,023
5,140	San Marcos, CA Pub Fac Auth Rev Tax Increment Pass-Thru Rfdg, Ser A (AMBAC Insd)	5.000	10/01/31	4,966,988
2,785	Santa Monica, CA Cmnty College Rfdg, Ser A (AMBAC Insd)	5.000	02/01/27	2,678,585
5,380	South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Ladera Ranch, Ser A (AMBAC Insd)	5.000	08/15/27	5,317,054
2,000	South Tahoe, CA Jt Pwr Fin Redev Proj Area No 1 Rfdg, Ser A (AMBAC Insd)	5.000	10/01/35	1,865,140

14
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$9,000	Tobacco Sec Auth Southn CA Tob Settlement, Ser A-1	5.125%	06/01/46	$6,800,490
4,010	University CA Regt, Ser A (BHAC Insd)	4.500	05/15/47	4,042,040
3,275	University CA Rev, Ser O (a)	5.750	05/15/23	3,978,355
4,815	University CA Rev, Ser O (a)	5.750	05/15/25	5,798,920
700	Vallejo City, CA Uni Sch Rfdg, Ser A (NATL Insd)	5.900	08/01/25	753,949
3,000	Vernon, CA Elec Sys Rev, Ser A	5.125	08/01/21	3,198,870
4,440	Washington, CA Uni Sch Dist Yolo Cnty Partn New High Sch Proj (AMBAC Insd)	5.000	08/01/30	4,394,357

				177,347,268

	Colorado 3.1%
2,965	Arkansas River Pwr Auth CO Pwr Rev Impt (Syncora Gtd)	5.000	10/01/43	2,671,495
3,745	Colorado Ed & Cultural Fac Auth Rev Charter Sch Aurora Academy Sch Proj Rfdg, Ser A (Syncora Gtd)	5.250	02/15/34	3,699,124
2,500	Colorado Ed & Cultural Fac Auth Rev Charter Sch Bromley Sch Proj Rfdg (Syncora Gtd)	5.250	09/15/32	2,526,675
1,000	Colorado Ed & Cultural Fac Auth Rev Charter Sch Woodrow Wilson Sch Proj Rfdg, Ser A (Syncora Gtd)	5.250	12/01/34	993,020
1,070	Colorado Ed & Cultural Fac Auth Rev Rfdg Charter Sch Challenge Proj Rfdg (CIFG Insd)	5.000	06/01/37	1,100,120
1,000	Colorado Hlth Fac Auth Rev Hosp Vly View Assn Proj	5.125	05/15/37	924,330
1,600	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	1,707,120
3,375	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/20	3,766,230
3,530	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/21	3,919,147
2,000	Compark Business Campus Met Dist Co Rfdg & Impt, Ser A (Radian Insd)	5.600	12/01/34	1,758,100
5,680	Denver, CO Convention Ctr Hotel Auth Rev Rfdg (Syncora Gtd)	5.000	12/01/35	4,907,577

				27,972,938

	District of Columbia 1.1%
6,430	District Columbia Income Tax Rev, Ser A (a)	5.000	12/01/23	7,456,164
2,570	District Columbia Income Tax Rev, Ser B (a)	5.000	12/01/24	2,958,404

				10,414,568

	Florida 9.1%
115	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	118,902
2,230	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	5.800	07/01/28	2,359,005
1,340	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	6.000	07/01/39	1,414,558
1,000	Florida Intergovnmtl Fin, Ser C1 (AMBAC Insd)	5.125	02/01/31	1,021,510
575	Florida Muni Ln Council Rev, Ser B (NATL Insd)	5.750	11/01/14	598,477
1,185	Florida St Brd Ed Cap Outlay Pub Ed, Ser C (NATL Insd)	5.000	06/01/23	1,227,707
2,750	Florida St Brd Ed Lottery Rev, Ser B (NATL Insd)	5.250	07/01/13	2,757,507
750	Florida St Brd of Regt Hsg Rev (NATL Insd)	5.750	07/01/14	780,848
1,340	Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.150	12/01/20	1,332,777
500	Gulf Breeze, FL Rev Loc Govt (FGIC Insd) (b)	5.650	12/01/20	512,185

15
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,500	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)	5.375%	10/01/33	$2,580,100
800	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty Rfdg (AMBAC Insd) (b)	5.000	12/01/34	832,752
1,000	Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)	6.100	10/01/18	1,001,550
1,000	Key West, FL Util Brd Elec Rev Cap Apprec, Ser D (AMBAC Insd) (c)	*	10/01/13	914,480
16,100	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.000	10/01/38	16,051,056
4,000	Miami-Dade Cnty, FL Ed Fac Auth Rev Univ Miami, Ser A (BHAC Insd)	5.500	04/01/38	4,272,120
5,000	Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)	5.250	05/01/26	5,393,700
4,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	4,010,000
1,000	Orlando, FL Cmnty Redev Agy Tax Rep Drive Unvl Blvd Rfdg (AMBAC Insd)	5.125	04/01/20	1,027,280
2,200	Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj	5.250	11/15/17	2,212,870
750	Polk Cnty, FL Sch Brd Ctf Partn Master Lease, Ser A (FSA Insd)	5.500	01/01/16	796,088
810	Port Saint Lucie, FL Spl Assmt Rev Util Svc Area No 3 & 4A (NATL Insd)	5.000	10/01/18	810,381
1,500	Port Saint Lucie, FL Util Rev Rfdg Sys (AGL Insd)	5.000	09/01/35	1,581,255
3,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (b)	5.350	03/15/42	3,260,850
5,000	Saint Johns Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Retirement, Ser A	5.625	08/01/34	4,596,200
535	Saint Johns Cnty, FL Indl Dev Auth Professional Golf Proj Rfdg (NATL Insd)	5.250	09/01/12	564,152
1,000	Saint Lucie Cnty, FL Sch Brd Ctf, Ser A (FSA Insd)	5.000	07/01/21	1,056,750
2,125	Santa Rosa Bay Brdg Auth FL Rev Cap Apprec (NATL Insd)	*	07/01/18	1,028,075
500	Seminole Tribe FL Spl Oblig Rev, Ser A (d)	5.250	10/01/27	460,610
500	Seminole Tribe FL Spl Oblig Rev, Ser A (d)	5.750	10/01/22	493,255
4,000	Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)	5.200	10/01/22	4,383,000
7,580	Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Rfdg, Ser A (NATL Insd)	6.625	12/01/13	7,598,116
1,000	Village Ctr Cmnty Dev Dist FL, Ser A (NATL Insd)	5.200	11/01/25	978,630
3,735	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/19	3,777,430
1,000	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/22	1,012,060

				82,816,236

	Georgia 5.2%
1,370	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250	12/01/21	1,522,138
1,000	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250	12/01/22	1,098,310

16
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Georgia (Continued)
$4,390	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000%	07/01/25	$4,620,255
11,355	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000	07/01/36	11,610,260
14,530	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd)	6.400	01/01/13	15,981,983
160	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd) (Prerefunded @ 1/01/11)	6.400	01/01/13	171,658
9,445	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd)	6.500	01/01/17	11,150,011
145	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd) (Prerefunded @ 1/01/14)	6.500	01/01/17	174,724
860	Georgia Muni Elec Auth Pwr Rev, Ser Y (AMBAC Insd) (c)	6.400	01/01/13	951,556
410	Georgia Muni Elec Auth Pwr Rev, Ser Y (NATL Insd)	6.500	01/01/17	489,610

				47,770,505

	Hawaii 0.5%
4,120	Honolulu, HI City & Cnty, Ser A (a)	5.250	04/01/29	4,666,559

	Idaho 0.7%
1,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT)	5.625	07/01/28	1,060,000
1,290	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser B (AMT)	5.375	07/01/28	1,347,728
3,800	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class III, Ser A (AMT)	5.700	07/01/28	3,962,184

				6,369,912

	Illinois 13.5%
3,755	Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj (Radian Insd)	5.125	11/01/37	3,177,105
1,500	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/19	966,225
1,020	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/25	463,355
2,845	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser B-1 (NATL Insd)	*	12/01/19	1,832,607
5,925	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000	01/01/21	6,300,941
6,220	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000	01/01/22	6,581,133
6,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/24	6,448,680
3,855	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/26	4,105,845
9,170	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lein, Ser A-2 (FSA Insd) (a)	5.750	01/01/20	9,713,964
1,000	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser A (AGL Insd)	5.000	01/01/29	1,031,590

17
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$5,000	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.000%	01/01/34	$5,101,250
2,840	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250	01/01/21	3,024,231
3,120	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250	01/01/23	3,294,658
1,430	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250	01/01/24	1,505,461
615	Chicago, IL Pk Dist, Ser C (NATL Insd)	5.500	01/01/19	651,334
145	Chicago, IL Proj Rfdg, Ser A (AMBAC Insd)	5.625	01/01/39	150,346
3,230	Chicago, IL Proj Rfdg, Ser A (NATL Insd)	5.375	01/01/34	3,239,302
50	Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	53,572
4,200	Chicago, IL, Ser A (AGL Insd) (a)	5.250	01/01/24	4,758,054
4,400	Chicago, IL, Ser A (AGL Insd) (a)	5.250	01/01/25	4,957,634
345	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd)	8.100	12/01/16	466,292
290	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd)	8.200	12/01/14	375,492
2,605	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/17	1,896,883
2,995	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/18	2,051,186
4,210	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/19	2,711,871
4,050	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/20	2,468,273
3,000	Du Page Cnty, IL Cmnty High Sch (FSA Insd)	5.600	01/01/22	3,267,690
540	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500	05/01/20	567,999
340	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500	05/01/21	358,537
3,000	Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg (AGL Insd)	5.100	03/01/29	3,150,390
2,000	Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA Insd)	6.650	02/01/11	2,144,080
1,000	Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.400	04/01/27	1,017,260
12,000	Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (FSA Insd)	5.500	05/15/24	12,699,720
1,500	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007A	5.500	08/01/37	1,424,205
2,000	Illinois Med Dist (NATL Insd)	5.250	06/01/32	2,028,660
1,200	Lake Cnty, IL Cmnty Cons Sch Dist No 50 Woodland Cap Apprec, Ser B (NATL Insd)	*	12/01/14	1,034,052
6,790	Lake Cnty, IL Cmnty Unit Sch Dist No 60 Waukegan Cap Apprec, Ser A (FSA Insd)	*	12/01/17	5,171,468
3,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/17	2,247,780
4,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/18	2,822,480

18
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,330	McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap Apprec (NATL Insd)	*	01/01/16	$1,089,204
6,000	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (NATL Insd)	5.250%	06/15/42	6,174,420

				122,525,229

	Indiana 0.3%
2,000	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis, Ser E (FSA Insd)	5.250	05/15/41	2,062,640
500	Plainfield, IN Cmnty High Sch Bldg Corp First Mtg (NATL Insd)	5.000	01/15/30	519,085

				2,581,725

	Iowa 0.7%
1,500	Iowa Fin Auth Hlth Fac Rev, Ser A (AGL Insd)	5.250	08/15/29	1,582,695
4,650	Iowa St Spl Oblig IJobs Pgm, Ser A (a)	5.000	06/01/27	5,205,629

				6,788,324

	Kansas 0.2%
2,000	Wyandotte Cnty, Kansas City, KA Univ Govt Util Sys Rev, Ser A (BHAC Insd)	5.000	09/01/29	2,203,460

	Kentucky 1.3%
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev, Ser A-1 (AGL Insd)	6.000	12/01/38	4,387,360
3,000	Kentucky St Ppty & Bldgs Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250	02/01/28	3,356,580
4,000	Paducah, KY Elec Plt Brd Rev, Ser A (AGL Insd)	5.250	10/01/35	4,313,280

				12,057,220

	Louisiana 2.3%
2,530	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.375	12/01/12	2,640,662
5,530	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500	12/01/18	6,041,359
7,500	Lafayette, LA Util Rev (NATL Insd)	5.250	11/01/24	8,019,900
2,500	Louisiana St Gas & Fuels Tax Rev, Ser A (AGL Insd)	5.000	05/01/28	2,686,825
1,000	New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-1 (AGL Insd)	6.000	01/01/23	1,155,850

				20,544,596

	Massachusetts 1.3%
2,350	Massachusetts Muni Whsl Elec Co Nuclear Mix, Ser 1-A (NATL Insd)	5.250	07/01/13	2,501,599
175	Massachusetts Muni Whsl Elec Co Proj No. 6-A, Ser A (NATL Insd)	5.250	07/01/16	184,707
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser B-2 (NATL Insd)	5.375	02/01/27	2,034,320
1,745	Massachusetts St Hsg Fin Agy Hsg, Ser C (AMT)	5.100	12/01/27	1,761,420

19
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$5,000	Massachusetts St Wtr Pollutn Abatement Tr Pool Pgm, Ser 12 (a)	4.375%	08/01/31	$5,172,975

				11,655,021

	Michigan 1.1%
5,750	Detroit, MI Swr Disp Rev Sr Lien, Ser B (FSA Insd)	7.500	07/01/33	7,437,165
3,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	2,525,370

				9,962,535

	Minnesota 0.8%
4,000	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser B (AGL Insd)	6.500	11/15/38	4,654,880
3,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Group Proj	5.250	05/15/36	2,804,310

				7,459,190

	Mississippi 0.1%
1,000	Harrison Cnty, MS Wastewtr Mgmt & Solid Wastewtr Treatment Fac Rfdg, Ser A (FGIC Insd) (c)	8.500	02/01/13	1,237,850

	Missouri 0.3%
220	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/16	232,883
230	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/17	243,469
2,915	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	2,665,972

				3,142,324

	Nebraska 2.6%
3,000	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375	04/01/39	3,351,090
15,570	Nebraska Pub Pwr Dist Rev Gen, Ser B (BHAC Insd)	5.000	01/01/37	16,459,826
3,620	Saunders Cnty, NE (FSA Insd)	5.000	11/01/35	3,690,264

				23,501,180

	Nevada 1.2%
3,045	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500	07/01/20	3,159,248
3,000	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500	07/01/21	3,099,000
3,500	Nevada St Muni Bd Bk Proj, Ser F (FSA Insd)	5.000	12/01/23	3,754,660
935	Reno, NV Cap Impt Rev (NATL Insd)	5.125	06/01/26	916,964

				10,929,872

	New Jersey 1.4%
1,000	New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser Z (AGL Insd)	5.500	12/15/34	1,123,710
985	New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375	10/01/28	1,103,830
6,430	Tobacco Settlement Fin Corp NJ, Ser A-1	4.750	06/01/34	4,977,399
7,640	Tobacco Settlement Fin Corp NJ, Ser A-1	5.000	06/01/41	5,796,697

				13,001,636

20
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Mexico 0.6%
$2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A (a)	6.375%	08/01/32	$2,239,210
3,000	New Mexico St Hosp Equip Ln Council Presbyterian Hlthcare	5.000	08/01/39	3,044,070

				5,283,280

	New York 2.3%
5,000	Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A (BHAC Insd)	5.500	05/01/33	5,716,300
5,470	New York City Hlth & Hosp Hlth Sys, Ser A (FSA Insd)	5.000	02/15/21	5,685,737
5,000	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/27	4,824,350
1,000	New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot (AGL Insd)	6.375	01/01/39	1,182,090
3,105	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375	07/01/21	3,193,306

				20,601,783

	North Carolina 1.1%
6,000	Johnston, NC Mem Hosp Auth (FSA Insd)	5.250	10/01/24	6,581,400
1,100	North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625	10/01/38	1,163,965
2,000	North Carolina Tpk Auth Triangle Expwy Sys Rev, Ser A (AGL Insd)	5.125	01/01/24	2,175,680

				9,921,045

	North Dakota 1.2%
4,610	Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg (AMBAC Insd)	7.200	06/30/13	5,105,713
5,000	Oliver Cnty, ND Pollutn Ctl Rev Square Butte Elec Coop Rfdg, Ser A (AMBAC Insd)	5.300	01/01/27	5,038,750
675	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group	5.125	07/01/25	647,811

				10,792,274

	Ohio 0.9%
1,750	Lorain Cnty, OH Hosp Rev Catholic Rfdg, Ser C-1 (FSA Insd)	5.000	04/01/24	1,913,608
2,825	Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000	11/15/28	3,010,207
2,845	Ohio Hsg Fin Agy Multifamily Hsg Mtg Covenant, Ser C (GNMA Collateralized) (AMT)	6.100	09/20/49	3,042,585

				7,966,400

	Oklahoma 1.9%
1,000	Chickasaw Nation, OK Hlth Sys (d)	6.250	12/01/32	1,023,700
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	2,774,033
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/22	2,756,214
4,075	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	4,657,154
4,320	McAlester, OK Pub Wks Auth Util Cap Apprec, Ser A (FSA Insd)	*	02/01/30	1,387,195
2,000	Oklahoma Colleges Brd Regt Stad Univ Cent OK, Ser B (AMBAC Insd)	5.500	06/01/24	2,106,480

21
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oklahoma (Continued)
$2,000	Tulsa, OK Cmnty College Rev (AMBAC Insd)	5.500%	07/01/22	$2,117,860

				16,822,636

	Pennsylvania 2.3%
5,000	Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth Sys, Ser A (NATL Insd) (Prerefunded @ 11/15/10)	6.500	11/15/30	5,439,800
4,875	Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth Sys Inc (AMBAC Insd) (c)	5.625	08/15/26	5,045,186
250	Harrisburg, PA Auth Res Gtd Sub, Ser D-2 (FSA Insd) (b)	5.000	12/01/33	253,360
3,000	Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.350	07/01/26	3,006,210
3,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 102-A (AMT)	5.250	10/01/23	3,119,130
4,000	Pennsylvania St Tpk Commn Tpk Rev, Ser A (AGL Insd)	5.000	06/01/24	4,489,120

				21,352,806

	South Carolina 2.3%
5,170	Easley, SC Util Rev Impt & Rfdg (FSA Insd) (Prerefunded @ 12/01/15)	5.000	12/01/34	5,989,704
3,000	South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.500	02/01/38	3,198,180
6,500	South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200	11/01/27	6,828,185
4,465	Spartanburg Cnty, SC Regl Hlth Svc Dist Rfdg, Ser D (AGL Insd)	5.250	04/15/22	4,925,163

				20,941,232

	South Dakota 1.4%
3,000	South Dakota St Hlth & Ed Fac Auth Vocational Ed Prog (AGL Insd)	5.500	08/01/38	3,241,530
4,015	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.625	09/01/12	4,380,726
4,000	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.700	09/01/17	4,881,000

				12,503,256

	Texas 8.3%
620	Alamo, TX Cmnty College Dist Combined Fee Rfdg (FSA Insd)	5.000	11/01/22	657,150
5,000	Brazos Riv Auth TX Rev Houston Ind Inc Proj, Ser C (AMBAC Insd) (b)	5.125	05/01/19	5,018,750
4,000	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT)	5.375	11/01/21	4,181,400
6,110	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT)	5.500	11/01/19	6,488,820
4,000	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.250	08/15/34	4,296,280
22,500	Houston, TX Util Sys Rev First Lien Rfdg, Ser A (BHAC Insd)	5.250	05/15/23	24,456,375
750	Laredo, TX Cmnty College Dist Unrefunded Balance Bldg & Rfdg (AMBAC Insd)	5.300	08/01/26	756,848
3,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (b)	6.000	08/01/20	3,220,050

22
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,500	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625%	01/01/33	$2,674,125
2,750	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000	07/15/25	2,950,255
2,000	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000	03/01/27	2,126,820
4,250	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.500	07/01/37	4,825,110
1,750	Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev, Ser B (FGIC Insd) (c)	5.000	09/01/15	1,996,330
10,000	Texas St Tpk Auth Cent TX Tpk First Tier, Ser A (AMBAC Insd)	5.500	08/15/39	10,082,200
2,000	Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put (b)	5.000	08/15/42	2,048,380

				75,778,893

	Utah 0.2%
425	Provo, UT Elec Rev 1984 Rfdg, Ser A (AMBAC Insd) (c)	10.375	09/15/15	549,547
965	Utah Hsg Corp Single Family Mtg Rev, Class III, Ser C-1 (AMT)	5.700	07/01/28	1,006,186

				1,555,733

	Washington 9.5%
4,115	Chelan Cnty, WA Sch Dist No 246 (FSA Insd)	5.000	12/01/21	4,428,439
11,340	Energy Northwest WA Elec Rev Columbia Generating Rfdg, Ser A (FSA Insd)	5.500	07/01/17	12,263,983
4,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/17	4,842,135
14,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/18	15,602,435
5,000	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser B (FSA Insd)	6.000	07/01/16	5,597,200
1,365	Energy Northwest WA Wind Proj (AMBAC Insd)	5.000	07/01/23	1,401,241
1,305	Fife, WA Wtr & Swr Rev (NATL Insd)	5.125	04/01/24	1,310,742
1,025	King Cnty, WA Hsg Auth Cap Pgm Rev Egis Hsg Pgm (FSA Insd) (AMT)	5.300	06/01/23	1,066,154
3,575	King Cnty, WA Pub Hosp Dist No 001, Ser A (AGL Insd)	5.250	12/01/28	3,957,418
4,140	Lynnwood, WA Pub Fac Dist Rev Convention Ctr (AMBAC Insd)	5.000	12/01/34	4,184,795
145	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.000	12/01/24	152,006
2,565	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.500	12/01/23	2,786,539
3,000	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.250	09/01/33	3,077,610
2,000	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750	12/01/25	2,129,120
2,420	Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750	12/01/26	2,568,588
2,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser B (AGL Insd)	6.000	08/15/39	2,190,820

23
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Washington (Continued)
$5,000	Washington St Hlthcare Fac Auth Rev Providence Hlth, Ser D (FSA Insd)	5.250%	10/01/33	$5,415,700
12,500	Washington St Motor Vehicle Fuel, Ser 2010-B (a)	5.000	08/01/30	13,823,625

				86,798,550

	West Virginia 0.2%
1,530	West Virginia Econ Dev Auth Lease Rev Correctional Juvenile & Pub, Ser A (NATL Insd)	5.500	06/01/19	1,621,571

	Wisconsin 0.1%
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd)	5.000	08/01/31	1,025,180

	Wyoming 0.5%
4,500	Wyoming Cmnty Dev Auth Hsg Rev, Ser 1 (AMT)	5.300	12/01/23	4,699,935

	Puerto Rico 0.3%
2,700	Puerto Rico Indl Tourist Ed Med & Environmental Ctl Fac Hosp Aux (NATL Insd)	6.250	07/01/16	2,705,076

Total Long-Term Investments 104.8% (Cost $921,296,309)				954,471,358

Total Short-Term Investments 0.7% (Cost $6,760,000)				6,760,000

Total Investments 105.5% (Cost $928,056,309)				961,231,358

Liability for Floating Rate Note Obligations Related to Securities Held (6.9%) (Cost ($63,200,000))

(63,200)	Notes with interest rates ranging from 0.30% to 1.30% at September 30, 2009 and contractual maturities of collateral ranging from 2020 to 2038 (See Note 1(I) in the Notes to Financial Statements) (e)	(63,200,000)

Total Net Investments 98.6% (Cost $864,856,309)		898,031,358

Other Assets in Excess of Liabilities 1.4%		12,661,345

Net Assets 100.0%		$910,692,703

24
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Percentages are calculated as a percentage of net assets.

* Zero coupon bond

(a)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(I) in the Notes to Financial Statements for further information.

(b)	Variable Rate Coupon

(c)	Escrowed to Maturity

(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2009.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
Connie Lee—Connie Lee Insurance Co.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
NATL—National Public Finance Guarantee Corp.
Radian—Radian Asset Assurance

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Municipal Bonds
Issued by States of the United States and Political Subdivisions of the United States	$—	$961,231,358	$—	$961,231,358

25
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $928,056,309)	$961,231,358
Cash	89,185
Receivables:
Interest	14,012,991
Fund Shares Sold	784,732
Investments Sold	298,282
Other	270,110

Total Assets	976,686,658

Liabilities:
Payables:
Floating Rate Note Obligations	63,200,000
Fund Shares Repurchased	1,074,140
Income Distributions	521,098
Investment Advisory Fee	376,086
Distributor and Affiliates	282,578
Trustees’ Deferred Compensation and Retirement Plans	356,818
Accrued Expenses	183,235

Total Liabilities	65,993,955

Net Assets	$910,692,703

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$961,519,248
Net Unrealized Appreciation	33,175,049
Accumulated Undistributed Net Investment Income	1,208,301
Accumulated Net Realized Loss	(85,209,895)

Net Assets	$910,692,703

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $859,044,980 and 51,570,364 shares of beneficial interest issued and outstanding)	$16.66
Maximum sales charge (4.75%* of offering price)	0.83

Maximum offering price to public	$17.49

Class B Shares:
Net asset value and offering price per share (Based on net assets of $18,290,410 and 1,099,452 shares of beneficial interest issued and outstanding)	$16.64

Class C Shares:
Net asset value and offering price per share (Based on net assets of $30,784,697 and 1,852,516 shares of beneficial interest issued and outstanding)	$16.62

Class I Shares:
Net asset value and offering price per share (Based on net assets of $2,572,616 and 154,456 shares of beneficial interest issued and outstanding)	$16.66

*	On sales of $100,000 or more, the sales charge will be reduced.

26
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$47,625,296

Expenses:
Investment Advisory Fee	4,293,205
Distribution (12b-1) and Service Fees
Class A	1,950,880
Class B	188,415
Class C	246,642
Interest and Residual Trust Expenses	828,467
Transfer Agent Fees	486,007
Accounting and Administrative Expenses	210,391
Professional Fees	159,392
Reports to Shareholders	97,045
Custody	71,042
Registration Fees	52,886
Trustees’ Fees and Related Expenses	39,607
Other	32,140

Total Expenses	8,656,119
Less Credits Earned on Cash Balances	666

Net Expenses	8,655,453

Net Investment Income	$38,969,843

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(26,484,657)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(69,175,773)
End of the Period	33,175,049

Net Unrealized Appreciation During the Period	102,350,822

Net Realized and Unrealized Gain	$75,866,165

Net Increase in Net Assets From Operations	$114,836,008

27
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$38,969,843	$43,231,721
Net Realized Loss	(26,484,657)	(54,968,822)
Net Unrealized Appreciation/Depreciation During the Period	102,350,822	(80,383,705)

Change in Net Assets from Operations	114,836,008	(92,120,806)

Distributions from Net Investment Income:
Class A Shares	(39,120,943)	(40,787,122)
Class B Shares	(796,416)	(960,926)
Class C Shares	(1,034,865)	(704,919)
Class I Shares	(66,232)	(51,364)

Total Distributions	(41,018,456)	(42,504,331)

Net Change in Net Assets from Investment Activities	73,817,552	(134,625,137)

From Capital Transactions:
Proceeds from Shares Sold	95,103,790	59,362,955
Net Asset Value of Shares Issued Through Dividend Reinvestment	34,054,395	34,710,512
Cost of Shares Repurchased	(126,636,981)	(158,433,865)

Net Change in Net Assets from Capital Transactions	2,521,204	(64,360,398)

Total Increase/Decrease in Net Assets	76,338,756	(198,985,535)
Net Assets:
Beginning of the Period	834,353,947	1,033,339,482

End of the Period (Including accumulated undistributed net investment income of $1,208,301 and $3,288,218, respectively)	$910,692,703	$834,353,947

28
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009		2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$15.30		$17.72	$18.59	$18.87		$19.07

Net Investment Income	0.72	(a)	0.77 (a)	0.74 (a)	0.72	(a)	0.72
Net Realized and Unrealized Gain/Loss	1.40		(2.43)	(0.84)	0.09		(0.01)

Total from Investment Operations	2.12		(1.66)	(0.10)	0.81		0.71

Less:
Distributions from Net Investment Income	0.76		0.76	0.71	0.71		0.74
Distributions from Net Realized Gain	-0-		-0-	0.06	0.38		0.17

Total Distributions	0.76		0.76	0.77	1.09		0.91

Net Asset Value, End of the Period	$16.66		$15.30	$17.72	$18.59		$18.87

Total Return (b)	14.32%		–9.57%	–0.63%	4.49%		3.77%
Net Assets at End of the Period (In millions)	$859.0		$794.4	$983.3	$1,075.9		$1,114.2
Ratio of Expenses to Average Net Assets	1.00%		1.47%	1.54%	1.00%		0.94%
Ratio of Net Investment Income to Average Net Assets	4.71%		4.58%	4.02%	3.87%		3.81%
Portfolio Turnover	21%		59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%		0.89%	0.88%	0.88%		0.88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009		2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$15.28		$17.70	$18.57	$18.85		$19.05

Net Investment Income	0.61	(a)	0.64 (a)	0.60 (a)	0.58	(a)	0.59
Net Realized and Unrealized Gain/Loss	1.39		(2.43)	(0.84)	0.09		(0.02)

Total from Investment Operations	2.00		(1.79)	(0.24)	0.67		0.57

Less:
Distributions from Net Investment Income	0.64		0.63	0.57	0.57		0.60
Distributions from Net Realized Gain	-0-		-0-	0.06	0.38		0.17

Total Distributions	0.64		0.63	0.63	0.95		0.77

Net Asset Value, End of the Period	$16.64		$15.28	$17.70	$18.57		$18.85

Total Return (b)	13.49%		–10.27%	–1.38%	3.71%		3.04%
Net Assets at End of the Period (In millions)	$18.3		$20.7	$30.0	$43.0		$56.2
Ratio of Expenses to Average Net Assets	1.75%		2.22%	2.29%	1.75%		1.70%
Ratio of Net Investment Income to Average Net Assets	3.97%		3.79%	3.25%	3.11%		3.05%
Portfolio Turnover	21%		59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%		1.64%	1.63%	1.63%		1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009		2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$15.27		$17.68	$18.55	$18.84		$19.04

Net Investment Income	0.60	(a)	0.65 (a)	0.60 (a)	0.58	(a)	0.58
Net Realized and Unrealized Gain/Loss	1.39		(2.43)	(0.84)	0.08		(0.01)

Total from Investment Operations	1.99		(1.78)	(0.24)	0.66		0.57

Less:
Distributions from Net Investment Income	0.64		0.63	0.57	0.57		0.60
Distributions from Net Realized Gain	-0-		-0-	0.06	0.38		0.17

Total Distributions	0.64		0.63	0.63	0.95		0.77

Net Asset Value, End of the Period	$16.62		$15.27	$17.68	$18.55		$18.84

Total Return (b)	13.50%		–10.28%	–1.38%	3.66%		3.04%
Net Assets at End of the Period (In millions)	$30.8		$18.4	$19.0	$21.3		$21.7
Ratio of Expenses to Average Net Assets	1.75%		2.23%	2.29%	1.75%		1.70%
Ratio of Net Investment Income to Average Net Assets	3.95%		3.83%	3.26%	3.11%		3.05%
Portfolio Turnover	21%		59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%		1.64%	1.63%	1.63%		1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

							August 12, 2005
							(Commencement of
	Year Ended September 30,						Operations) to
Class I Shares	2009		2008	2007	2006		September 30, 2005

Net Asset Value, Beginning of the Period	$15.30		$17.72	$18.59	$18.87		$18.93

Net Investment Income	0.76	(a)	0.82 (a)	0.78 (a)	0.75	(a)	0.10
Net Realized and Unrealized Gain/Loss	1.40		(2.44)	(0.84)	0.10		(0.06)

Total from Investment Operations	2.16		(1.62)	(0.06)	0.85		0.04

Less:
Distributions from Net Investment Income	0.80		0.80	0.75	0.75		0.10
Distributions from Net Realized Gain	-0-		-0-	0.06	0.38		-0-

Total Distributions	0.80		0.80	0.81	1.13		0.10

Net Asset Value, End of the Period	$16.66		$15.30	$17.72	$18.59		$18.87

Total Return (b)	14.60%		–9.34%	–0.38%	4.75%		0.20% *
Net Assets at End of the Period (In millions)	$2.6		$0.8	$1.1	$2.4		$1.9
Ratio of Expenses to Average Net Assets	0.75%		1.22%	1.29%	0.75%		0.70%
Ratio of Net Investment Income to Average Net Assets	4.99%		4.83%	4.23%	4.11%		4.06%
Portfolio Turnover	21%		59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.65%		0.64%	0.63%	0.63%		0.64%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen Insured Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between

33

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had no when-issued and delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2009, the Fund had an

34

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $75,259,452 which will expire according to the following schedule:

Amount	Expiration

$210,390	September 30, 2015
7,990,386	September 30, 2016
67,058,676	September 30, 2017

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$862,468,525

Gross tax unrealized appreciation	$71,486,945
Gross tax unrealized depreciation	(35,924,112)

Net tax unrealized appreciation on investments	$35,562,833

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$29,572	$90,745
Tax-exempt income	41,064,410	42,474,190

	$41,093,982	$42,564,935

Permanent differences, primarily due to a market timing settlement and the Fund’s investment in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(31,304)	$41,849	$(10,545)

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,287
Undistributed tax-exempt income	1,564,771

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book and

35

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

post-October losses of $11,805,478 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis.
The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

H. Credits Earned on Cash Balances During the year ended September 30, 2009, the Fund’s custody fee was reduced by $666 as a result of credits earned on cash balances.

I. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $109,596,319 are held by the dealer trusts and serve as collateral for the $63,200,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average interest and fee rate related to residual interests during the year ended September 30, 2009 were $46,113,504 and 1.80%, respectively.

J. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 10, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

36

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.525%
Next $500 million	0.500%
Next $500 million	0.475%
Over $1.5 billion	0.450%

For the year ended September 30, 2009, the Fund recognized expenses of approximately $50,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $115,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $248,400 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $252,200 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $158,300 and

37

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $43,900. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	4,721,752	$72,022,286	3,018,441	$51,020,898
Class B	241,156	3,659,440	117,124	1,962,206
Class C	1,105,383	16,713,973	361,871	6,101,624
Class I	176,519	2,708,091	16,700	278,227

Total Sales	6,244,810	$95,103,790	3,514,136	$59,362,955

Dividend Reinvestment:
Class A	2,112,832	$32,508,834	2,007,553	$33,440,836
Class B	42,859	657,783	43,319	720,678
Class C	53,424	823,201	30,057	498,051
Class I	4,184	64,577	3,059	50,947

Total Dividend Reinvestment	2,213,299	$34,054,395	2,083,988	$34,710,512

Repurchases:
Class A	(7,187,016)	$(109,397,004)	(8,586,406)	$(145,175,116)
Class B	(538,764)	(8,221,319)	(501,734)	(8,448,262)
Class C	(510,845)	(7,792,281)	(260,696)	(4,392,221)
Class I	(81,048)	(1,226,377)	(25,477)	(418,266)

Total Repurchases	(8,317,673)	$(126,636,981)	(9,374,313)	$(158,433,865)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund received redemption fees of approximately $1,300, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $183,810,975 and $207,237,326, respectively.

6. Inverse Floating Rate Securities
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of

38

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

39

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

Summarized below are the specific types of derivative financial instruments used by the Fund.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the year ended September 30, 2009.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $551,000 and $94,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The

40

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

11. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

41

Van Kampen Insured Tax Free Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

42

Van Kampen Insured Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.93% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

43

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

44

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

45

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

46

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1984	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

47

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

48

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1984	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

49

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

50

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

51

Your Notes

Your Notes

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

32, 332, 532, 632
TFINANN 11/09
IU09-04984P-Y09/09

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Strategic Municipal Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	6/28/85		4/30/93		8/13/93		since 12/19/07
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	5.54%	5.33%	3.71%	3.71%	3.13%	3.13%	–2.27%

10-year	3.08	2.58	2.47	2.47	2.38	2.38	—

5-year	1.78	0.79	1.01	0.78	1.02	1.02	—

1-year	3.82	–1.13	3.03	–0.82	3.09	2.13	3.99

30 day SEC Yield	5.85%		5.43%		5.43%		6.54%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Barclays Capital High Yield Municipal Bond Index consists of bonds that are noninvestment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. Based on the Fund’s asset composition, the Fund’s investment adviser believes that Barclays Capital High Yield Municipal Bond Index is a more appropriate broad-based benchmark for the fund than Barclay’s Capital Municipal Bond Index. Accordingly, the Barclays Capital Municipal Bond Index will not be shown on its own in future shareholder reports for the Fund. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance in mid-March. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008 and early 2009. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

Performance Analysis

All share classes of Van Kampen Strategic Municipal Income Fund underperformed the Barclays Capital High Yield Municipal Bond Index (the “Index”) and the Blended Index (60% Barclays Capital High Yield Municipal Bond Index and 40% Barclays Capital Municipal Bond Index) for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

Blended Index
(60% Barclays
Capital
High Yield
Municipal
				Barclays		Bond Index
				Capital	Barclays	and
				High Yield	Capital	40% Barclays
				Municipal	Municipal	Capital
				Bond	Bond	Municipal
Class A	Class B	Class C	Class I	Index	Index*	Bond Index)

3.82%	3.03%	3.09%	3.99%	4.55%	14.85%	8.93%

*	Based on the Fund’s asset composition, the Fund’s investment adviser believes that Barclays Capital High Yield Municipal Bond Index is a more appropriate broad-based benchmark for the Fund than the Barclays Capital Municipal Bond Index. Accordingly, the Barclays Capital Municipal Bond Index will not be shown on its own in future shareholder reports for the Fund.

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	A relative underweight in airline bonds was by far the largest detractor from relative returns and the primary reason for the Fund’s underperformance of the Index. Airline bonds were the second-best performing sector for the 12-month reporting period and although we increased the Fund’s holdings there over the course of the period, the portfolio remained underweight at period end.

•	The Fund maintained an approximate 70 percent allocation to lower- and non-rated issues, which was higher than that of the Index. This positioning was disadvantageous in the first half of the reporting period when extreme risk-aversion led the higher quality segment of the market to outperform. In the second half, however, the Fund’s emphasis on high-yield issues was additive to returns as this segment rallied strongly, outperforming higher-quality issues.

•	An overweight in health care bonds dampened relative returns as the sector’s performance lagged for the period. However, this was partially offset by strong security selection within the sector.

•	An overweight in special tax district bonds and an underweight in industrial revenue bonds modestly hindered relative performance.

Market Outlook

In the wake of the high yield municipal bond market’s rebound from the declines of the last quarter of 2008, we would not be surprised to see the market settle down to lower rates of return. In this context, individual credit analysis will be paramount as we search for value in the hospital, continuing care, special tax and industrial revenue bond sectors. We do not anticipate a major shift in sector weightings from this fiscal year.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 9/30/09 (Unaudited)

AAA/Aaa	2.1%
AA/Aa	2.3
A/A	2.7
BBB/Baa	11.5
BB/Ba	3.3
B/B	1.5
CCC/Caa	0.6
Non-Rated	76.0

Top 5 Sectors as of 9/30/09 (Unaudited)

Special Tax Districts	19.7%
Life Care	16.4
Hospital	14.2
Master Tobacco Settlement	7.0
Water & Sewer	4.4

Summary of Investments by State Classification as of 9/30/09 (Unaudited)

Florida	13.7%
California	9.9
Illinois	9.8
Texas	7.3
Arizona	5.7
Minnesota	5.6
New York	4.9
Ohio	4.7
Pennsylvania	4.5
Colorado	3.2
Missouri	3.0
Washington	3.0
Maryland	2.2
New Jersey	2.1
Virginia	2.0
Michigan	1.9
Tennessee	1.7
Georgia	1.6
Iowa	1.5
Hawaii	1.5
Louisiana	1.4
Massachusetts	1.2
Indiana	1.2
Nevada	1.1
Wisconsin	1.0
South Carolina	0.9
Alabama	0.9
Oregon	0.8
West Virginia	0.7
District of Columbia	0.6
Utah	0.5
Wyoming	0.4
New Mexico	0.4
Alaska	0.4
(continued on next page)

Summary of Investments by State Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Rhode Island	0.4
North Carolina	0.3
Kansas	0.3
Vermont	0.3
Mississippi	0.3
New Hampshire	0.3
Montana	0.2
Oklahoma	0.2
Delaware	0.2
Idaho	0.2
South Dakota	0.2
Connecticut	0.1
North Dakota	0.1
U.S. Virgin Islands	0.1
Puerto Rico	0.0 *

Total Investments	104.5
Liability for Floating Rate Note Obligations Related to Securities Held	(6.2)

Net Investments	98.3
Other Assets in Excess of Liabilities	1.7

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations are based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,235.73	$5.27
Hypothetical	1,000.00	1,020.36	4.76
(5% annual return before expenses)

Class B
Actual	1,000.00	1,230.11	9.45
Hypothetical	1,000.00	1,016.60	8.54
(5% annual return before expenses)

Class C
Actual	1,000.00	1,231.43	9.45
Hypothetical	1,000.00	1,016.60	8.54
(5% annual return before expenses)

Class I
Actual	1,000.00	1,234.72	4.03
Hypothetical	1,000.00	1,021.46	3.65
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.69%, 1.69% and 0.72% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,235.73	$4.88
Hypothetical	1,000.00	1,020.71	4.41
(5% annual return before expenses)

Class B
Actual	1,000.00	1,230.11	9.06
Hypothetical	1,000.00	1,016.95	8.19
(5% annual return before expenses)

Class C
Actual	1,000.00	1,231.43	9.06
Hypothetical	1,000.00	1,016.95	8.19
(5% annual return before expenses)

Class I
Actual	1,000.00	1,234.72	3.47
Hypothetical	1,000.00	1,021.96	3.14
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, 1.62%, 1.62% and 0.62% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a proposed merger of the Fund into another fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 103.8% Alabama 0.9%
$1,500	Colbert Cnty Northwest Auth Hlthcare Fac	5.750%	06/01/27	$1,437,300
1,000	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/28	871,720
3,785	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	3,031,444
1,470	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj, Ser A	6.875	01/01/43	1,352,518
250	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.250	12/01/32	307,625
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg (a)	6.950	01/01/20	271
1,395	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600	11/01/16	1,376,991
1,750	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.650	11/01/22	1,599,237

				9,977,106

	Alaska 0.4%
800	Alaska Indl Dev & Expt Auth Williams Lynxs AK Cargoport (AMT) (Acquired 05/17/01, Cost $800,000) (b)	7.800	05/01/14	784,168
3,565	Juneau, AK City & Borough Rev Saint Ann’s Care Ctr Proj	6.875	12/01/25	3,463,148

				4,247,316

	Arizona 5.7%
1,000	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.500	11/15/23	1,205,860
1,250	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.750	11/15/33	1,532,962
2,500	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.625	12/01/29	2,269,750
5,390	Cochise Cnty, AZ Indl Dev Sierra Vista Cmnty Hosp Rfdg, Ser A	6.750	12/01/26	5,409,081
955	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj (Prerefunded @ 3/01/13)	7.500	03/01/35	1,168,089
5,050	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	3,901,428
1,500	Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.375	08/15/29	1,460,520
8,935	Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A (c)	5.000	07/01/27	10,061,391
6,785	Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A (c)	5.000	07/01/28	7,598,589
5,500	Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A (c)	5.000	07/01/29	6,130,685

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Arizona (Continued)
$2,525	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Choice Ed & Dev Corp Proj	6.250%	06/01/26	$2,154,684
1,590	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.500	04/01/26	1,439,507
2,805	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.750	04/01/36	2,478,498
4,225	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Premier & Air Co (a) (f)	7.000	09/01/35	2,594,277
1,865	Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Proj	6.750	11/01/33	1,334,445
800	Pima Cnty, AZ Indl Dev Auth Fac Skyline Tech High Sch Proj (a)	7.500	02/01/34	665,256
6,000	Pima Cnty, AZ Indl Dev Auth Lease Rev Constellation Schs Proj	7.000	01/01/38	5,355,120
2,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $2,000,000) (b)	5.600	12/01/22	1,810,920
3,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Res LLC Proj (AMT)	7.500	12/01/38	3,036,750
775	Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist Assmt Rev, Ser A	6.500	12/01/12	725,485
1,940	Tucson, AZ Multi-Family Rev Hsg Catalina Asstd Living, Ser A (AMT) (a)	6.500	07/01/31	1,319,064

				63,652,361

	California 9.9%
1,000	ABAG Fin Auth Nonprofit Corp CA Amern Baptist Homes Rfdg, Ser A	5.850	10/01/27	940,690
1,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.600	09/01/25	876,220
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.650	09/01/30	1,692,460
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.700	09/01/35	1,647,000
1,000	Beaumont, CA Fin Auth Loc Agy, Ser D	5.800	09/01/35	910,440
1,000	Blythe, CA Redev Agy Proj	5.750	05/01/34	865,760
3,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev Keller Canyon Landfill Co Proj (AMT)	6.875	11/01/27	3,002,940
2,500	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	2,010,500
2,000	California Statewide Cmntys Dev Auth Chf Irvine LLC UCI East Campus	6.000	05/15/40	2,026,680
1,720	California Statewide Cmntys Dev Auth Rev Lancer Ed Student Hsg Proj	5.625	06/01/33	1,354,001
3,250	California Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law, Ser A (a)	7.250	10/01/38	3,315,520
1,000	California Statewide Cmntys Dev Auth San Francisco Art Institute (Acquired 07/05/02, Cost $1,000,000) (a) (b)	7.375	04/01/32	791,760

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,735	California Statewide Cmntys Dev Auth Spl Tax Cmnty Fac Dist 2007-1 Orinda	6.000%	09/01/29	$2,398,212
2,285	California Statewide Cmntys Dev Auth Statewide Cmnty, Ser A	6.625	09/02/38	2,089,907
1,495	Corona-Norco, CA Univ Sch Dist Pub Fin Auth Spl Tax Rev, Ser A	5.800	09/01/35	1,361,108
1,435	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.500	09/01/23	1,315,680
1,530	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.875	09/01/38	1,357,171
2,000	Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra Hills	6.000	09/01/34	1,746,560
2,300	Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (NATL Insd)	*	01/15/18	1,354,355
5,640	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	5,230,028
10,750	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	8,997,320
22,500	Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced Asset Bkd, (BHAC Insd) (c)	5.000	06/01/45	22,708,463
2,000	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.375	08/15/33	2,423,920
480	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.500	08/15/34	561,053
2,500	Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2 Area AA	5.450	09/01/36	1,909,725
1,000	Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl Tax Sycamore Creek	6.000	09/01/33	864,970
1,320	Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj, Ser A (AMT)	7.375	09/01/27	1,305,044
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area B	6.000	09/01/27	928,510
3,000	Northstar Cmnty Svc Dist CA Spl Tax Cmnty Fac Dist No 1	5.450	09/01/28	2,458,170
1,000	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.350	09/01/30	765,040
1,100	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.400	09/01/35	811,118
1,000	Perris, CA Cmnty Fac Dist Spl Tax No 01-2, Ser A	6.375	09/01/32	921,620
1,660	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	1,221,096
2,000	Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003 1 Sunridge Anatolia	5.500	09/01/37	1,694,140
2,000	Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.550	09/01/30	1,780,900
2,535	Sacramento Cnty, CA Spl Tax Cmnty Fac Dist No 05-2, Ser A	6.000	09/01/37	1,887,586
6,000	San Jose, CA Multi-Family Hsg Rev Helzer Courts Apt Proj, Ser A (AMT) (a)	6.400	12/01/41	4,988,760

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,000	San Marcos, CA Pub Fac Auth Spl Tax Rev, Ser A	5.650%	09/01/36	$1,760,300
5,700	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/36	612,750
4,645	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/41	323,757
9,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/47	378,720
22,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser C	*	06/01/56	277,875
7,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser D	*	06/01/56	82,875
4,550	Sweetwater, CA Un High Sch Dist Election 2000, Ser C (FSA Insd) (c)	5.000	08/01/29	4,731,795
3,000	Temecula, CA Pub Fin Auth Spl Tax Roripaugh Cmnty Fac Dist 03-2	5.500	09/01/36	1,568,790
35,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs First Sub, Ser B	*	06/01/46	1,467,200
27,200	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Second Sub, Ser C	*	06/01/46	1,081,744
47,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Third Sub	*	06/01/46	1,488,490
1,000	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	5.900	09/01/24	895,680
1,500	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	6.000	09/01/34	1,274,490
880	Vallejo, CA Pub Fin Auth Loc Hiddenbrooke Impt Dist, Ser A	5.800	09/01/31	751,133
980	Woodland, CA Spl Tax Cmnty Fac Dist 1 Spring Lake	6.250	09/01/34	884,274
1,800	Yuba City, CA Redev Agy Tax Proj, Ser A	6.000	09/01/31	1,499,796

				111,594,096

	Colorado 3.2%
1,060	Beacon Pt Metro Dist CO, Ser A	6.125	12/01/25	880,468
1,005	Beacon Pt Metro Dist CO, Ser A	6.250	12/01/35	788,824
1,000	Bromley Pk Metro Dist CO No 2, Ser B (Prerefunded @ 12/01/12)	8.050	12/01/32	1,231,640
1,000	Castle Oaks Metro Dist CO Ltd Tax	6.000	12/01/25	800,170
1,500	Castle Oaks Metro Dist CO Ltd Tax	6.125	12/01/35	1,125,630
1,700	Colorado Ed & Cultural Fac Auth Rev Charter Sch Brighton Sch Proj	6.000	11/01/36	1,119,552
330	Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 6/01/11)	7.250	06/01/20	360,509
1,630	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300	07/01/37	1,228,808
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	2,591,160
1,910	Confluence Metro Dist, CO Tax Supported Rev	5.400	12/01/27	1,370,826

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$1,800	Confluence Metro Dist, CO Tax Supported Rev	5.450%	12/01/34	$1,212,894
2,000	Copperleaf Metro Dist No 2 CO	5.950	12/01/36	1,344,480
2,000	Elbert & Hwy 86 Coml Metro Dist Pub Impt Fee Rev, Ser A	7.500	12/01/32	1,706,240
2,500	Elk Vly, CO Pub Impt Fee, Ser A	7.300	09/01/22	2,455,225
1,150	High Plains Metro Dist CO, Ser A	6.125	12/01/25	915,561
2,250	High Plains Metro Dist CO, Ser A	6.250	12/01/35	1,671,548
510	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (a) (f)	6.750	10/01/14	255,000
1,855	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (AMT) (a) (f)	7.000	10/01/18	927,500
1,250	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.125	12/01/30	1,207,500
1,665	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,596,502
1,975	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (a)	5.900	10/01/37	1,611,185
500	Neu Towne, CO Metro Dist (a) (g)	7.250/1.800	12/01/34	159,905
3,500	Northwest CO Metro Dist No 3 Ltd Tax	6.125	12/01/25	2,839,235
1,000	Serenity Ridge, CO Metro Dist No 2 (a) (g)	7.500/3.750	12/01/34	449,600
1,491	Skyland Metro Dist CO Gunnison Cnty Rfdg	6.750	12/01/22	1,476,731
1,000	Southlands Metro Dist No 1 CO (Prerefunded @ 12/01/14)	7.000	12/01/24	1,258,650
3,500	Tallgrass Metro Dist CO Rfdg & Impt	5.250	12/01/37	2,640,505
1,000	Vista Ridge Metro Dist CO Rfdg Ltd Tax Sub, Ser B	6.625	12/01/40	828,250

				36,054,098

	Connecticut 0.1%
1,500	Connecticut St Dev Auth Indl Afco Cargo Bdlg LLC Proj (AMT)	8.000	04/01/30	1,420,845

	Delaware 0.2%
850	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	5.900	01/01/26	799,994
1,000	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	6.000	01/01/35	876,820
990	Wilmington, DE Multi-Family Rent Rev Hsg Electra Arms Sr Assoc Proj (AMT) (a)	6.250	06/01/28	824,205

				2,501,019

	District of Columbia 0.6%
3,600	District of Columbia Income Tax Rev Rfdg, Ser B (c)	5.000	12/01/25	4,123,566
85	District of Columbia Prerefunded Rfdg, Ser A1 (NATL Insd) (h)	6.500	06/01/10	88,283
1,000	District of Columbia Rev Methodist Home Issue	6.000	01/01/29	882,520
13,940	District of Columbia Tob Settlement Fin Corp, Ser A	*	06/15/46	572,237
67,660	District of Columbia Tob Settlement Fin Corp, Ser C	*	06/15/55	857,252

				6,523,858

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida 13.7%
$2,750	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	$2,368,740
4,500	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/42	3,797,640
2,600	Anthem Pk Cmnty Dev Dist FL Cap Impt Rev	5.800	05/01/36	1,496,482
1,975	Bainebridge Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	1,168,114
2,430	Bartram Pk Cmnty Dev Dist FL Assmt	5.400	05/01/37	1,843,228
1,325	Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt Candler	5.450	05/01/37	942,115
1,360	Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000	05/01/38	1,031,682
1,500	Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200	05/01/38	1,077,855
1,305	Beeline Cmnty Dev Dist FL Spl Assmt, Ser A	7.000	05/01/37	1,263,175
1,000	Bellalago Ed Fac Benefits, Ser A	6.000	05/01/33	827,530
940	Bellalago Ed Fac Benefits, Ser B	5.800	05/01/34	754,623
4,145	Bloomingdale, FL Cmnty Dev Dist Spl Assmt Rev	5.875	05/01/36	3,434,920
940	Bluewaters Cmnty Dev Dist of FL	6.000	05/01/35	810,853
1,665	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $1,625,728) (b)	5.800	10/01/26	1,426,855
2,350	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $2,317,265) (b)	5.900	10/01/36	1,887,708
2,500	Bonnet Creek Resort Cmnty Dev	7.500	05/01/34	2,310,975
1,980	Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750	01/01/37	1,841,756
755	Caribe Palm Cmnty Dev Dist FL Spl Assmt, Ser A	5.850	05/01/35	686,303
2,975	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.000	05/01/38	1,630,597
800	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/36	463,344
2,325	Double Brn Cmnty Dev Dist FL Spl Assmt, Ser A	6.700	05/01/34	2,414,675
500	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr (a)	10.250	07/01/11	503,305
1,160	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr, Ser A (a)	10.250	07/01/11	1,167,668
4,900	Fiddlers Creek Cmnty Dev Dist (a) (f)	6.000	05/01/38	2,993,312
2,465	Florida Hsg Fin Corp Multi-Family Hsg Whistlers Cove Apt Proj (AMT) (a) (g)	6.500/2.250	01/01/39	1,493,124
3,525	Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt, Ser C (AMT) (a)	6.610	07/01/38	3,039,819
6,840	Florida Hsg Fin Corp Rev Hsg Cypress Trace Apt, Ser G (AMT) (a)	6.600	07/01/38	5,609,210
4,610	Florida Hsg Fin Corp Rev Hsg Westchase Apt, Ser B (AMT) (a)	6.610	07/01/38	3,134,984
2,450	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A1 (a)	5.250	05/01/39	1,169,728
2,100	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser B (a)	5.100	05/01/14	997,920

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$4,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000%	05/01/17	$2,666,760
2,430	Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/35	2,245,976
1,410	Harbour Isles Cmnty Dev Dist of FL	6.125	05/01/35	884,648
1,450	Hawks Pt Cmnty Dev Dist FL Spl Assmt Hawk’s Point Cmnty Dev A	5.300	05/01/39	937,396
260	Heritage Harbor Cmnty Dev Dist FL Rev Rec	7.750	05/01/23	202,974
1,925	Highlands, FL Cmnty Dev Dist Spl Assmt	5.550	05/01/36	1,009,162
3,500	Hillsborough Cnty, FL Hsg Fin Hsg Clipper Cove Apt Proj, Ser A (AMT) (a)	7.375	07/01/40	3,220,210
2,000	Hillsborough Cnty, FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Proj	5.250	10/01/41	1,925,100
4,500	Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Hlth Fac Univ Cmnty Hosp, Ser A	5.625	08/15/29	3,910,230
945	Islands at Doral III Cmnty 2004, Ser A	5.900	05/01/35	592,798
1,000	Islands at Doral NE Cmnty Dev	6.250	05/01/34	934,670
3,200	Jacksonville, FL Econ Dev Commn Hlthcare Fac Rev Rfdg FL Proton Therapy Inst A (Acquired 08/09/07 and 09/10/08, Cost $3,211,920) (b)	6.250	09/01/27	3,112,192
1,455	Kendall Breeze West Cmnty Dev Dist FL Spl Assmt	5.875	05/01/34	1,295,212
1,000	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser A (f)	5.500	05/01/38	452,210
1,940	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser B (f)	5.250	05/01/13	891,993
4,000	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	1,323,240
2,475	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	818,557
2,000	Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.750	10/01/32	1,860,460
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.250	06/15/27	1,135,920
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.375	06/15/37	1,064,895
3,200	Leon Cnty, FL Ed Fac Auth Rev Southgate Residence Hall Rfdg, Ser A (a)	6.750	09/01/28	2,510,016
2,320	Meadow Woods Cmnty Dev Dist FL, Ser A	6.050	05/01/35	1,230,482
2,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 04/26/04, Cost $2,411,600) (b)	6.750	11/15/29	2,393,875
1,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 09/09/08, Cost $1,497,000) (b)	6.750	11/15/21	1,532,250
2,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT)	5.250	10/01/33	2,030,100

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,500	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT)	5.500%	10/01/24	$2,662,425
3,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT)	5.500	10/01/25	3,172,260
4,565	Miami-Dade Cnty, FL Bldg Better Cmntys Prog, Ser A (AGL Insd) (c)	5.000	07/01/30	4,881,674
4,530	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000	05/01/24	3,837,137
1,465	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.250	05/01/37	1,197,769
850	Miromar Lakes Cmnty Dev Dist Rfdg, Ser B	7.250	05/01/12	820,012
805	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.500	08/01/24	806,103
1,675	Oak Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	1,160,557
500	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	387,935
1,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (Prerefunded @ 11/15/10)	6.375	11/15/20	1,075,660
2,000	Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.600	04/01/24	2,001,800
960	Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A (g)	6.125/2.000	05/01/35	520,195
4,865	Palm Coast Pk Cmnty Dev Dist FL Spl Assmt Rev	5.700	05/01/37	2,856,144
940	Parklands Lee Cmnty Dev Dist FL Spl Assmt, Ser A	5.800	05/01/35	449,922
930	Pine Island Cmnty Dev Dist FL Spl Assmt	5.750	05/01/35	596,344
1,400	Pinellas Cnty, FL Hlth Fac Auth Oaks of Clearwtr Proj	6.250	06/01/34	1,427,048
1,605	Poinciana Cmnty Dev Dist FL Spl Assmt, Ser A	7.125	05/01/31	1,605,546
1,840	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	1,020,446
1,925	Reunion West Cmnty Dev Dist FL Spl Assmt	6.250	05/01/36	849,984
920	Saddlebrook, FL Cmnty, Ser A	6.900	05/01/33	927,259
1,600	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.375	01/01/40	1,249,712
440	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Saint John’s Proj, Ser A (Prerefunded @ 1/01/10)	8.000	01/01/17	456,315
2,550	Sarasota Natl Cmnty Dev Dist FL Spl Assmt	5.300	05/01/39	1,425,425
1,860	Silver Palms Cmnty Dev Dist	5.900	05/01/34	1,671,433
1,500	Six Mile Creek Cmnty Dev Dist FL Cap Impt Rev	5.875	05/01/38	650,880
1,300	South Dade Venture Cmnty Dev	6.125	05/01/34	1,195,792
1,435	South Vlg Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.700	05/01/35	879,225
1,000	Split Pine Cmnty Dev Dist FL Spl Assmt, Ser A	5.250	05/01/39	606,570
1,955	Sweetwater Creek Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.500	05/01/38	1,057,499
4,160	Tolomato Cmnty Dev Dist FL Spl Assmt	6.650	05/01/40	3,181,194
1,445	Town Ctr at Palm Coast Cmnty Dev Dist FL Cap Impt Rev	6.000	05/01/36	919,222

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,475	Treeline Presv Cmnty Dev Dist FL Spl Assmt, Ser A	6.800%	05/01/39	$1,725,149
3,735	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.250	05/01/37	2,155,879
1,410	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	884,112
1,412	University Square Cmnty Dev Dist FL Cap Impt Rev (Acquired 10/07/99 and 09/07/00, Cost $1,409,557) (b)	6.750	05/01/20	1,419,032
3,130	Village Cmnty Dev Dist No 8, FL Spl Assmt Rev	6.375	05/01/38	2,707,669
1,940	West Vlgs Impt Dist FL Rev Spl Assmt Unit of Dev No 3	5.500	05/01/37	964,199
2,940	West Vlgs Impt Dist FL Rev West Vlg Imp Dist	5.500	05/01/38	1,534,180
1,945	Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl	5.650	05/01/37	1,722,784
920	World Comm Cmnty Dev Dist, Ser A1 (g)	6.250/2.000	05/01/22	382,573
1,625	World Comm Cmnty Dev Dist, Ser A2	6.125	05/01/35	1,287,861

				154,102,491

	Georgia 1.6%
1,515	Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.750	12/01/14	1,694,543
3,140	Atlanta, GA Tax Alloc Princeton Lakes Proj (Acquired 03/10/06, 04/10/07, 04/11/07, Cost $3,182,509) (b)	5.500	01/01/31	2,693,680
2,225	Atlanta, GA Urban Residential Fin Auth Multi-Family Rev John Eagan Proj, Ser A (AMT)	6.750	07/01/30	1,750,919
3,500	Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	7.000	07/01/29	2,676,800
1,000	Private Colleges & Univ Auth GA Mercer Hsg Corp Proj, Ser A	6.000	06/01/21	997,410
2,930	Renaissance on Peachtree Unit Invt Tr Ctf GA Custody Ctfs (a)	6.000	10/01/25	2,173,914
2,500	Rockdale Cnty, GA Dev Auth Proj Rev Visy Paper Proj, Ser A (AMT)	6.125	01/01/34	2,072,475
1,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.250	01/01/12	1,252,619
2,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.850	01/01/19	2,290,304

				17,602,664

	Hawaii 1.5%
2,500	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	8.000	11/15/33	2,721,350
12,000	Honolulu, HI City & Cnty Ser A (c)	5.250	04/01/29	13,591,920

				16,313,270

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Idaho 0.2%
$2,290	Gooding Cnty, ID Indl Dev Corp Solid Waste Disp Rev Intrepid Technology & Res Proj (AMT) (Acquired 11/03/06, Cost $2,290,000) (a) (b) (f)	7.500%	11/01/24	$125,950
2,505	Idaho Hlth Fac Auth Rev Rfdg Vly Vista Care Corp (a)	6.125	11/15/37	2,103,899

				2,229,849

	Illinois 9.7%
4,000	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	1,782,800
2,000	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Forest City Tax Proj	5.900	03/01/27	1,509,600
1,874	Bolingbrook, IL Spl Svc Area No 3 Spl Tax Lakewood Ridge Proj (Prerefunded @ 3/01/11)	7.050	03/01/31	2,056,565
910	Bolingbrook, IL Unrefunded Balance Cap Apprec, Ser B (NATL Insd)	*	01/01/29	316,598
735	Cary, IL Spl Tax Svc Area No 1 Cambridge, Ser A (Prerefunded @ 3/01/10)	7.625	03/01/30	770,817
1,730	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj	7.460	02/15/26	1,592,551
50	Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	53,572
520	Chicago, IL Tax Increment Alloc Read Dunning, Ser B (ACA Insd)	7.250	01/01/14	520,541
3,439	Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 05/02/06, Cost $3,439,000) (b)	5.500	03/01/17	2,049,163
1,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (a)	5.850	05/01/26	499,950
2,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (a)	6.000	05/01/41	999,900
589	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (h)	7.375	03/01/11	623,704
1,245	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (Prerefunded @ 3/01/11)	7.750	03/01/27	1,390,902
1,500	Godfrey, IL Rev Utd Methodist Vlg, Ser A (a)	5.875	11/15/29	849,660
1,270	Hampshire, IL Spl Svc Area No 16 Spl Tax Crown Dev Proj Prairie Ridge Proj, Ser A	6.000	03/01/46	935,063
2,085	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	1,537,646
2,730	Hampshire, IL Spl Svc Area No 19 Spl Tax Crown Dev Prairie Ridge East, Ser A	6.000	03/01/46	2,010,017
2,700	Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty Mem Hosp Impt & Rfdg (a)	6.550	11/15/29	2,419,227
1,500	Illinois Dev Fin Auth Pollutn Ctl Rev Rfdg Cent IL, Ser C-1 (d)	5.950	08/15/26	1,499,835
2,000	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/26	1,602,460

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$8,000	Illinois Fin Auth Rev Clare at Wtr Tower Proj, Ser A (a)	6.125%	05/15/38	$4,023,760
4,500	Illinois Fin Auth Rev Clare Oaks Proj, Ser A	6.000	11/15/39	3,472,155
1,205	Illinois Fin Auth Rev Cmnty Fac Clinic Altgeld Proj	8.000	11/15/16	1,202,891
6,790	Illinois Fin Auth Rev Elmhurst Mem, Ser A	5.625	01/01/37	6,564,504
1,000	Illinois Fin Auth Rev Friendship Vlg Schaumburg A	5.375	02/15/25	877,880
3,000	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/37	2,520,630
3,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/26	2,622,150
2,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/39	1,640,080
1,000	Illinois Fin Auth Rev Montgomery Place Proj	5.500	05/15/26	923,060
2,580	Illinois Fin Auth Rev Montgomery Place Proj, Ser A	5.750	05/15/38	2,314,466
600	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (a)	7.625	09/15/28	563,238
900	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (a)	7.750	09/15/38	854,424
2,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.250	08/15/35	2,259,200
3,500	Illinois Fin Auth Rev Rfdg Silver Cross Hosp & Med	5.500	08/15/30	3,465,490
3,000	Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250	11/01/38	3,408,090
2,000	Illinois Fin Auth Rev Silver Cross & Med Ctrs	6.875	08/15/38	2,144,200
650	Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys, Ser A (Prerefunded @ 7/01/11)	6.000	07/01/21	701,044
250	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.200	08/15/23	225,225
1,125	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.400	08/15/33	983,835
400	Illinois Hlth Fac Auth Rev Silver Cross	5.500	08/15/19	402,376
8,700	Illinois St Toll Hwy Auth Rev, Ser B (c)	5.500	01/01/33	9,725,730
80	Lake, Cook, Kane & McHenry Cntys, IL Cmnty Unit Sch Dist No 22 (NATL Insd)	5.750	12/01/19	83,694
2,161	Manhattan, IL No 04 -1 Brookstone Springs Proj	6.100	03/01/35	1,898,979
974	Minooka, IL Spl Assmt Impt Lakewood Trails Unit 2 Proj	6.375	03/01/34	893,626
1,170	Montgomery, IL Spl Assmt Impt Lakewood Creek Proj (Prerefunded @ 3/01/11)	7.750	03/01/30	1,280,401
2,966	Pingree Grove, IL Spl Svc Area No 2 Spl Tax Cambridge Lakes Proj, Ser 05-2	6.000	03/01/35	2,330,534
2,228	Pingree Grove, IL Spl Svc Area No 7 Spl Tax Cambridge Lakes Proj, Ser 06-1	6.000	03/01/36	1,744,947
1,600	Pingree Grove Vlg, IL Rev Cambridge Lakes Learning Ctr	6.000	06/01/36	1,278,544
1,945	Plano, IL Spl Svc Area No 1 Lakewood Springs Proj, Ser A	6.200	03/01/34	1,745,248
1,815	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	960,081
1,370	Quad Cities Reg Econ Dev Auth IL Multi-Family Hsg Heritage Woods Moline Slf Proj (AMT)	6.000	12/01/41	1,044,735
2,095	Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000	06/01/17	2,775,812

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$900	Sterling, IL Rev Hoosier Care Proj, Ser A (a)	7.125%	06/01/34	$858,600
4,000	Upper IL Riv Vy Dev Auth Multi-Family Hsg Rev Living Springs Mchenry Slf Proj (AMT)	6.100	12/01/41	3,209,880
1,921	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	1,345,949
3,135	Wheeling, IL Tax Increment Rev N Milwaukee/Lake Cook TIF Proj	6.000	01/01/25	2,795,041
2,500	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	2,199,900
1,405	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (a)	6.000	01/01/26	692,370
385	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (a)	6.000	01/01/27	186,633
5,597	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	3,394,692
1,550	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2006-113 Cannonball/Beecher	5.750	03/01/28	1,288,143
1,891	Yorkville, IL Utd City Spl Svc Area Spl Tax No 4 104 MPI Grade Res Proj	6.375	03/01/34	1,406,469

				109,329,277

	Indiana 1.2%
1,805	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A (a)	7.125	06/01/34	1,721,970
5,500	Indiana Hlth Fac Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.000	03/01/34	5,631,835
1,759	Portage, IN Spl Impt Dist Rev Marina Shores Proj (a) (g)	6.375/3.188	03/01/35	918,761
4,000	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (e)	5.700	09/01/37	3,241,440
2,000	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (e)	5.750	09/01/42	1,604,940
500	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (e)	5.800	09/01/47	398,730

				13,517,676

	Iowa 1.5%
600	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/28	633,534
1,500	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/39	1,533,390
1,650	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/43	1,680,178
3,635	Des Moines Iowa Multi-family Hsg Rev Rfdg Luther Pk Apts Inc, Ser A (Acquired 04/05/07, Cost $3,635,000) (b)	5.300	12/01/36	2,787,645
2,000	Estherville, IA Hosp Rev Avera Holy Family Proj	6.250	07/01/26	2,042,100
355	Evansdale, IA Hlthcare Westn Home Proj	6.000	11/01/26	310,011
3,205	Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000	11/01/26	2,798,830
350	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.450	11/01/26	297,385

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$1,000	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.550%	11/01/41	$777,200
2,300	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	1,892,486
1,000	Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth Ctr Inc Proj	6.150	10/01/36	845,150
2,000	Pottawattamie Cnty, IA Rev Rfdg Christian Homes Inc, Ser E	5.750	05/15/31	1,555,680

				17,153,589

	Kansas 0.3%
1,000	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/38	875,190
1,500	Overland Pk, KS Dev Corp Rev First Tier Overland Pk, Ser A (Prerefunded @ 1/01/11)	7.375	01/01/32	1,636,815
1,570	Overland Pk, KS Trans Dev Dist Spl Assmt Grass Creek Proj	5.125	09/01/28	1,171,204

				3,683,209

	Louisiana 1.4%
3,541	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	2,919,590
5,850	Louisiana Pub Fac Auth Hosp Rev Rfdg Lake Charles Mem Hosp (e)	6.375	12/01/34	5,107,518
1,500	Louisiana Pub Fac Auth Rev Progressive Hlthcare (a)	6.375	10/01/20	1,370,880
1,000	Louisiana Pub Fac Auth Rev Progressive Hlthcare (a)	6.375	10/01/28	814,340
2,439	Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $2,438,782) (a) (b)	5.750	10/30/18	2,265,629
3,525	Saint John Baptist Parish LA Rev Marathon Oil Corp, Ser A	5.125	06/01/37	3,395,632

				15,873,589

	Maryland 2.2%
3,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	2,913,030
4,700	Brunswick, MD Spl Oblg Brunswick Crossing Spl Taxing	5.500	07/01/36	3,123,197
4,000	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser A	5.950	07/01/30	3,392,920
939	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser B	6.250	07/01/30	817,202
1,110	Maryland St Econ Dev Corp MD Golf Course Sys (Prerefunded @ 6/01/11)	8.250	06/01/28	1,245,098
1,500	Maryland St Econ Dev Corp Sr Lien Proj Chesapeake Bay, Ser B	5.250	12/01/31	944,250
1,155	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty A	5.250	01/01/27	954,226
1,750	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty A	5.300	01/01/37	1,241,765

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Maryland (Continued)
$5,255	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000%	01/01/43	$5,423,370
1,500	Maryland St Hlth & Higher Edl Fac Auth Rev Washington Christian Academy	5.500	07/01/38	780,525
2,920	Montgomery Cnty, MD Econ Dev Editorial Proj In Ed, Ser A (Acquired 09/28/98, Cost $2,920,000) (a) (b)	6.400	09/01/28	1,984,783
1,000	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.000	05/01/24	900,150
1,250	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.250	05/01/34	1,119,875

				24,840,391

	Massachusetts 1.2%
1,000	Massachusetts St Dev Fin Agy Briarwood, Ser B (Prerefunded @ 12/01/10)	8.000	12/01/22	1,096,090
250	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.000	01/01/24	210,930
500	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.500	01/01/35	424,670
1,770	Massachusetts St Dev Fin Agy Rev Hillcrest Ed Ctr Inc (a)	6.375	07/01/29	1,614,152
2,770	Massachusetts St Dev Fin Agy Rev Hlthcare Fac Alliance, Ser A	7.100	07/01/32	2,157,387
1,000	Massachusetts St Dev Fin Agy Rev MCHSP Human Svc Providers, Ser A (Prerefunded @ 7/01/10)	8.000	07/01/20	1,065,870
3,440	Massachusetts St Dev Fin Agy Rev New England Ctr for Children	6.000	11/01/19	3,274,914
4,365	Massachusetts St Dev Fin Agy Rev Rfdg First Mtg Reeds Accd Invt (a) (f)	5.750	10/01/31	437
1,000	Massachusetts St Hlth & Ed Fac Auth Rev Northn Berkshire Hlth, Ser B	6.250	07/01/24	911,430
360	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.500	10/01/15	357,710
2,000	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.750	10/01/28	1,692,720
800	Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting (AMT) (Acquired 08/10/89, Cost $800,000) (a) (b)	9.250	06/01/10	805,216

				13,611,526

	Michigan 1.9%
2,500	Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400	11/15/27	2,404,825
1,700	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.000	11/15/28	1,592,951
1,800	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.125	11/15/43	1,637,694

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Michigan (Continued)
$2,005	East Lansing MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills B1	5.250%	07/01/37	$1,495,088
1,000	Gaylord, MI Hosp Fin Auth Ltd Oblig Rev Otsego Mem Hosp Rfdg	6.500	01/01/31	879,060
3,600	Michigan St Strategic Fd Ltd Oblig Rev Adj Dow Chemical Rfdg, Ser B-2	6.250	06/01/14	3,875,256
3,060	Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser A (Syncora Gtd) (AMT)	5.500	06/01/30	3,000,514
4,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	3,367,160
5,120	Wenonah Pk Ppty Inc Bay City Hotel Rev Bd (a)	7.500	04/01/33	2,632,448

				20,884,996

	Minnesota 5.6%
2,000	Aitkin, MN Hlth Fac Rev Riverwood Hlthcare Ctr Proj (Prerefunded @ 2/01/11)	7.750	02/01/31	2,197,320
2,175	Brooklyn Park, MN Lease Rev Prairie Seeds Academy Proj, Ser A	9.250	03/01/39	2,441,329
1,000	Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser B	6.000	10/01/33	908,170
1,780	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.500	04/01/19	1,873,592
2,000	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.750	04/01/29	2,110,440
2,700	Carlton, MN Hlthcare & Hsg Fac Rev Rfdg Inter Faith Care Ctr Proj	5.700	04/01/36	2,331,558
1,500	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	1,294,770
1,000	Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj, Ser B	6.100	10/01/47	901,440
4,800	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Highview Hills Sr Hsg Proj, Ser A	7.000	08/01/45	4,611,312
435	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	6.000	06/15/12	455,384
1,500	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250	06/15/32	1,532,625
2,000	Glencoe, MN Hlthcare Fac Rev (Prerefunded @ 4/01/11)	7.500	04/01/31	2,218,400
3,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Rfdg Providence Proj, Ser A	5.750	10/01/37	2,618,040
1,400	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.600	08/01/26	1,234,212
3,100	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.700	08/01/40	2,556,198
1,000	Minneapolis, MN Tax Increment Rev Ivy Tower Proj	5.700	02/01/29	678,840
3,770	Moorhead, MN Sr Hsg Rev Sheyenne Crossing Proj	5.650	04/01/41	3,231,493
2,150	New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg HADC Ridgeway Proj, Ser A (GTY AGMT)	6.000	06/01/41	1,958,220

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$850	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.250%	07/01/26	$701,590
2,340	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.450	07/01/41	1,805,216
2,500	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg, Ser A	6.250	07/01/40	2,204,475
1,500	Oakdale, MN Rev Sr Hsg Oak Meadows Proj Rfdg	6.250	04/01/34	1,398,030
1,100	Pine City, MN Lease Rev Lakes Intl Language Academy, Ser A	6.250	05/01/35	980,870
1,425	Ramsey, MN Lease Rev Pact Charter Sch Proj, Ser A	6.750	12/01/33	1,362,044
1,500	Saint Cloud, MN Hsg & Redev Auth Sterling Heights Apt Proj (AMT) (a)	7.550	04/01/39	1,303,710
975	Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.625	12/01/23	960,560
400	Saint Paul, MN Hsg & Redev Auth Hmong Academy Proj, Ser A	5.750	09/01/26	354,828
3,000	Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000	11/15/30	2,704,830
2,000	Saint Paul, MN Hsg & Redev Auth Lease Rev Hmong Academy Proj, Ser A	6.000	09/01/36	1,730,960
2,185	Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj	6.250	12/01/33	1,966,959
1,000	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.300	11/01/30	834,960
3,990	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.375	05/01/43	3,281,496
1,000	Saint Paul, MN Hsg & Redev Cmnty of Peace Academy Proj, Ser A (Prerefunded @ 12/01/10)	7.875	12/01/30	1,104,410
1,250	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.875	05/01/30	1,117,725
700	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser B	6.000	05/01/30	635,516
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.375	12/01/24	878,830
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.600	12/01/34	842,750
1,450	Winona, MN Hlthcare Winona Hlth, Ser A	6.000	07/01/34	1,456,366

				62,779,468

	Mississippi 0.3%
615	Mississippi Biss Fin Corp Rev Bldg, Ser 2004 (AMT)	7.250	07/01/34	516,729
1,790	Mississippi Home Corp Rev Grove Apts Proj, Ser 1 (AMT) (a)	6.250	04/01/37	1,373,342
2,000	Mississippi Home Corp Rev Kirkwood Apts Proj (AMT) (a)	6.800	11/01/37	1,375,200

				3,265,271

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri 3.0%
$1,455	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500%	04/01/22	$1,320,180
1,500	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/27	1,280,355
4,750	Branson, MO Regl Arpt Transn Dev Dist Arpt Rev, Ser B (AMT)	6.000	07/01/37	3,182,072
1,500	Carthage, MO Hosp Rev	5.875	04/01/30	1,285,125
8,500	Carthage, MO Hosp Rev	6.000	04/01/38	6,907,270
250	Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500	02/01/35	233,495
960	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000	10/01/21	1,080,566
910	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/12)	6.125	10/01/21	1,035,571
970	Ferguson, MO Tax Increment Rev Crossings at Halls Ferry Proj (a)	5.000	04/01/17	892,788
1,000	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.250	01/01/24	900,840
1,500	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.500	01/01/35	1,300,695
948	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser B (AMT) (a)	7.250	10/15/38	873,648
3,000	Kansas City, MO Indl Dev Plaza Lib Proj	5.900	03/01/24	2,806,380
1,665	Kansas City, MO Multi-Family Hsg Rev Northwoods Apts Proj, Ser A (AMT) (a)	6.450	05/01/40	1,415,233
2,220	Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750	10/01/22	2,490,685
2,550	Saint Joseph, MO Indl Dev Auth Hlthcare Rev Living Cmnty Saint Joseph Proj	7.000	08/15/32	2,427,243
1,270	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	1,110,933
1,630	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,383,577
2,315	Saline Cnty, MO Indl Dev Auth Hlth Fac Rev (Acquired 01/12/99, Cost $2,361,302) (b)	6.500	12/01/28	2,212,353

				34,139,009

	Montana 0.2%
1,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.000	05/15/25	902,290
2,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.125	05/15/36	1,685,160

				2,587,450

	Nevada 1.1%
2,400	Director St NV Dept Business & Industry Las Vegas Monorail Proj Second Tier (a) (f)	7.375	01/01/40	24,000
3,600	Henderson, NV Loc Impt Dist No T 18 (a)	5.300	09/01/35	1,447,956

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Nevada (Continued)
$965	Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.000%	06/01/19	$780,502
2,700	Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	8.000	06/15/30	3,073,437
5,425	Reno, NV Redev Agy Tax Alloc Sub Lien, Ser C	5.400	06/01/27	4,035,983
1,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.500	09/01/20	974,820
2,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.750	09/01/27	1,870,060

				12,206,758

	New Hampshire 0.3%
1,690	New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875	05/01/33	1,702,354
1,500	New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.875	07/01/34	1,449,585

				3,151,939

	New Jersey 2.1%
1,110	New Jersey Econ Dev Auth Econ Dev Rev Kullman Assoc Proj, Ser A (AMT) (a)	6.125	06/01/18	851,159
2,000	New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.700	10/01/17	2,001,280
750	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.300	11/01/26	650,798
900	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.375	11/01/36	722,322
1,000	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.000	11/15/15	1,093,020
1,440	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.125	11/15/23	1,575,878
710	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.750	01/01/25	648,620
1,230	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.875	01/01/37	1,033,225
1,500	New Jersey Econ Dev Auth Rev Unrefunded Bal Sr Mtg Arbor, Ser A	6.000	05/15/28	1,312,635
900	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/19	857,700
4,200	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/29	3,902,052
3,000	New Jersey Econ Dev Auth Utd Methodist Homes NJ Oblig	5.750	07/01/29	2,709,720
455	New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Ctr Issue Rfdg (a)	7.250	07/01/14	450,982
3,390	New Jersey Hlthcare Fac Fin Auth Rev Saint Joseph’s Hlthcare Sys	6.625	07/01/38	3,504,277
3,000	New Jersey Hlthcare Fac Fin Inst Inc Cherry Hill Proj	8.000	07/01/27	2,514,030

				23,827,698

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Mexico 0.4%
$1,505	Cabezon Pub Impt Dist NM Spl Leverage Rev	6.000%	09/01/24	$1,256,856
960	New Mexico Hsg Auth Region lll Sr Brentwood Gardens Apt, Ser A (AMT) (a)	6.850	12/01/31	884,890
2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Rehoboth Proj Rfdg, Ser A	5.250	08/15/26	1,565,000
750	Ventana West Pub Impt Dist NM	6.875	08/01/33	638,287

				4,345,033

	New York 4.9%
1,400	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	6.375	12/01/37	1,198,190
3,180	Dutchess Cnty, NY Indl Dev Agy Saint Francis Hosp Rfdg, Ser A	7.500	03/01/29	3,181,304
1,530	Monroe Cnty, NY Indl Dev Agy Woodland Vlg Proj (Prerefunded @ 11/15/10)	8.000	11/15/15	1,649,753
4,000	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700	01/01/43	3,682,360
14,780	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	14,824,931
4,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	3,860,160
3,000	New York City, NY Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	2,796,000
2,500	New York St Energy Resh & Dev Reg Ribs (i)	10.766	04/01/20	2,552,950
6,000	New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A (c)	5.000	06/15/34	6,513,690
4,095	Port Auth NY & NJ Cons 144th (c)	5.000	10/01/35	4,363,550
985	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Gurwin Jewish Phase II	6.700	05/01/39	889,810
1,305	Suffolk Cnty, NY Indl Dev Agy Continuing Care Retirement Peconic Landing, Ser A	8.000	10/01/20	1,349,344
4,000	Suffolk Cnty, NY Indl Dev Agy Medford Hamlet Asstd Living Proj (AMT)	6.375	01/01/39	3,205,000
1,000	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/31	958,000
2,315	Utica, NY Indl Dev Agy Civic Utica College Civic Fac	6.750	12/01/21	2,340,187
1,000	Westchester Cnty, NY Indl Dev Hebrew Hosp Sr Hsg Inc, Ser A (Prerefunded @ 7/01/10)	7.375	07/01/30	1,071,390

				54,436,619

	North Carolina 0.3%
2,145	North Carolina Med Care Commn Hlthcare Fac Rev Pennybyrn at Maryfield, Ser A	6.125	10/01/35	1,609,479
2,895	North Carolina Med Care Commn Retirement Fac Rev First Mtg Vlg at Brookwood Rfdg	5.250	01/01/32	2,206,367

				3,815,846

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	North Dakota 0.1%
$1,820	Traill Cnty, ND Hlthcare Rev Hillsboro Med Ctr	5.500%	05/01/42	$1,364,654

	Ohio 4.7%
7,200	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (a)	6.500	09/01/36	5,496,264
5,000	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125	11/15/33	4,777,250
7,330	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.125	06/01/24	6,949,060
11,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	10,511,600
7,900	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/47	6,426,650
2,810	Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax Increment	7.000	12/01/18	2,872,550
2,000	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000	05/15/37	1,726,460
1,000	Cuyahoga Cnty, OH Hlthcare Fac Franciscan Cnty OH Inc Proj, Ser C	6.250	05/15/32	886,980
1,760	Dayton, OH Spl Fac Rev Air Fght Cargo Day LLC Proj (AMT)	6.300	04/01/22	1,474,281
5,955	Franklin Cnty, OH Hlthcare Fac Rev Impt Lutheran Sr City Proj Rfdg	6.125	12/15/28	5,012,026
1,500	Lucas Cnty, OH Hlthcare & Impt Sunset Retirement Rfdg	6.500	08/15/20	1,530,825
4,340	Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood (a)	6.200	12/01/31	3,368,231
2,000	Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys-2009A	6.750	01/15/39	2,133,040

				53,165,217

	Oklahoma 0.2%
1,000	Citizen Potawatomi Nation, OK, Ser A	6.500	09/01/16	984,340
120	Langston, OK Econ Dev Langston Cmnty Dev Corp Proj, Ser A (h)	7.000	08/01/10	125,777
1,650	Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.000	11/15/38	1,420,534

				2,530,651

	Oregon 0.8%
2,145	Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg (a)	6.875	08/01/28	2,007,549
1,500	Gilliam Cnty, OR Solid Waste Disp Rev Waste Mgmt Proj Conv (AMT) (d)	5.250	07/01/29	1,434,150
1,400	Multnomah Cnty, OR Hosp Fac Auth Rev Terwilliger Plaza Proj Rfdg (Acquired 05/21/04, Cost $1,367,632) (b)	6.500	12/01/29	1,419,558

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oregon (Continued)
$4,668	Oregon St Hlth Hsg Ed & Cultural Fac Auth Saint Anthony Vlg Hsg, Ser A (AMT) (a)	7.250%	06/01/28	$4,407,800

				9,269,057

	Pennsylvania 4.5%
3,500	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.375	11/15/40	2,746,275
1,500	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,256,715
1,475	Berks Cnty, PA Indl Dev Auth First Mtg Rev Rfdg One Douglassville Proj A (AMT)	6.125	11/01/34	1,225,563
1,250	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250	01/01/35	1,128,575
1,500	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Rev Ann’s Choice Inc Fac, Ser A	6.125	01/01/25	1,429,185
1,000	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.200	05/01/19	965,660
1,800	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.300	05/01/29	1,594,044
3,000	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	2,395,470
1,000	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.875	07/01/31	851,470
1,900	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900	07/01/40	1,654,273
2,050	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser B	6.000	09/01/36	1,888,726
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Anne’s Home	6.625	04/01/28	949,030
1,200	Lehigh Cnty, PA Gen Purp Auth First Mtg Bible Fellowship Church (a)	7.625	11/01/21	1,248,396
3,585	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp (a)	6.200	11/01/14	3,150,175
5,500	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg (a)	6.000	11/01/23	3,779,875
925	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.100	06/01/18	820,188
4,180	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Rfdg & Impt Montgomery	6.875	04/01/36	3,653,362
1,085	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.000	02/01/21	861,338
4,500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250	02/01/35	3,261,780
1,285	Northeastern, PA Hosp & Ed Auth Hlthcare Rev (a)	7.125	10/01/29	1,248,018
1,605	Northeastern, PA Hosp & Ed Auth Hlthcare Rev Oakwood Ter Proj (a) (e)	6.500	10/01/32	1,446,490
3,750	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	3,895,988

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$3,000	Pennsylvania Econ Dev Fin Auth Reliant Energy Seward, Ser A (AMT)	6.750%	12/01/36	$3,116,790
980	Pennsylvania St Higher Ed Student Assn Inc Proj, Ser A	6.750	09/01/32	987,507
2,150	Philadelphia, PA Auth for Indl Dev Rev Coml Dev Rfdg (AMT) (d)	7.750	12/01/17	1,941,321
1,195	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A (a)	6.125	01/01/13	1,151,132
1,500	Westmoreland Cnty, PA Indl Dev Hlthcare Fac Redstone, Ser B (Prerefunded @ 11/15/10)	8.000	11/15/23	1,633,245

				50,280,591

	Rhode Island 0.4%
1,825	Rhode Island St Econ Dev Corp Rev Oblig Providence Pl	7.250	07/01/20	1,659,235
2,310	Tobacco Settlement Fin Corp RI Asset Bkd, Ser A	6.000	06/01/23	2,351,280

				4,010,515

	South Carolina 0.9%
2,465	Lancaster Cnty, SC Assmt Rev Edenmoor Impt Dist, Ser B (Acquired 05/19/06, Cost $2,465,000) (b)	5.750	12/01/37	997,290
1,675	Lancaster Cnty, SC Assmt Rev Sun City Carolina Lakes Impt	5.450	12/01/37	1,309,934
1,000	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.250	11/01/26	725,440
1,250	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.300	11/01/35	818,237
3,000	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Impt & Rfdg	5.375	11/15/30	2,440,050
800	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	690,544
2,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/37	1,618,700
2,800	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/42	1,962,352

				10,562,547

	South Dakota 0.2%
1,010	Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp A (Mun Govt Gtd.) (AMT)	6.000	12/15/18	846,542
1,750	Sioux Falls, SD Hlth Fac Rev Rfdg Dow Rummel Vlg Proj	5.000	11/15/33	1,331,697

				2,178,239

	Tennessee 1.7%
1,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500	07/01/33	1,138,570
2,230	Memphis, TN Hlth Ed & Hsg Fac Brd Multi-Family Hsg Rev Hilldale Apts Proj (AMT)	6.700	11/01/37	1,923,732
1,750	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.000	12/01/23	1,629,530

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Tennessee (Continued)
$2,500	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.250%	12/01/34	$2,481,050
1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625	09/01/26	965,780
2,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.750	09/01/37	1,756,780
800	Shelby Cnty, TN Hlth Ed Hsg Vlg at Germantown	6.250	12/01/34	704,176
4,460	Sullivan Cnty, TN Hlth Ed & Hsg First Mtg Fac Brd Rev Inc Proj (a)	8.410	11/01/19	4,517,980
1,160	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser B (Acquired 06/08/89, Cost $1,160,000) (a) (b) (f)	10.000	11/01/20	11
3,385	Trenton, TN Hlth & Ed Fac Brd Rev RHA Trenton MR Inc Proj	9.250	04/01/39	3,523,785

				18,641,394

	Texas 7.1%
2,700	Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.500	10/01/23	2,289,114
2,000	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	1,169,040
935	Atlanta, TX Hosp Auth Fac Rev	6.700	08/01/19	946,220
2,035	Atlanta, TX Hosp Auth Fac Rev	6.750	08/01/29	1,924,479
985	Austin-Bergstorm Landhost Enterprises Inc TX Arpt Hotel Sr, Ser A (g)	6.750/5.063	04/01/27	673,070
930	Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg Rev Woodland Ridge Apt Proj, Ser A (AMT) (a)	7.000	01/01/39	846,607
3,000	Brazos Riv TX Hbr Nav Dist Brazoria Cnty Environmental Dow Chemical Co Proj, Ser A-4 (AMT) (d)	5.950	05/15/33	2,798,490
1,825	Dallas Cnty, TX Flood Ctl Dist No 1 Cap Apprec Rfdg (Acquired 08/28/89, Cost $660,829) (b)	*	08/01/11	1,697,615
3,445	Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg	7.250	04/01/32	3,575,944
2,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.000	09/01/25	2,495,050
3,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.125	09/01/34	3,494,855
1,500	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (a) (g)	7.500/3.750	07/01/17	1,261,410
3,000	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (a) (g)	7.750/3.100	01/01/34	2,171,190
4,200	HFDC Cent TX Inc Retirement Fac Rev Vlg at Gleannloch Farms, Ser A	5.500	02/15/37	3,130,848
1,420	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser C (AMT)	5.700	07/15/29	1,202,229
420	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/21	414,590
4,185	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/29	4,112,809

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$1,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.500%	07/01/26	$913,340
5,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.625	07/01/36	4,483,050
2,500	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	2,222,650
3,000	Matagorda Cnty, TX Nav Dist No1 Rfdg-aep TX Proj A Rmkt 12/6/06 (AMBAC Insd) (d)	4.400	05/01/30	2,566,500
2,180	Meadow Parc Dev Inc TX Multi-Family Rev Hsg Meadow Parc Apt Proj	6.500	12/01/30	1,797,018
2,500	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.250	01/01/31	2,423,375
1,500	Midlothian, TX Dev Auth Tax Increment Contract Rev (Acquired 12/02/04, Cost $1,150,000) (b)	6.200	11/15/29	1,346,085
2,000	Midlothian, TX Dev Auth Tax Increment Contract Rev (Prerefunded @ 5/15/11)	7.875	11/15/26	2,260,220
700	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA Collateralized) (AMT)	6.900	07/02/24	767,088
1,675	Texas St Pub Fin Auth Sch Excellence Ed Proj, Ser A (Acquired 12/02/04, Cost $1,654,197) (b)	7.000	12/01/34	1,550,447
1,500	Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500	09/01/34	1,713,450
11,425	Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser B (c)	5.000	07/15/28	12,535,282
5,000	Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser B (c)	5.000	07/15/29	5,464,550
2,950	Tomball, TX Hosp Auth Rev Hosp Tomball Regl Hosp	6.000	07/01/29	2,497,382
880	Wichita Cnty, TX Hlth Fac Rolling Meadows Fac Rfdg, Ser A	6.250	01/01/28	795,282
2,500	Woodhill Pub Fac Corp TX Hsg-Woodhill Apt Proj (a)	7.500	12/01/29	2,502,075

				80,041,354

	Utah 0.5%
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (f)	7.800	09/01/15	70,000
585	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (f)	7.800	09/01/25	40,950
1,165	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (a) (f)	8.000	09/01/20	81,550
3,000	Tooele Cnty, UT Hazardous Waste Treatment Rev Un Pac Proj, Ser A (AMT) (d)	5.700	11/01/26	3,034,590
2,235	Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj, Ser A (a)	6.875	07/01/27	2,064,894

				5,291,984

	Vermont 0.3%
2,750	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	2,404,545
1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj (Prerefunded @ 10/01/09)	6.625	10/01/29	1,000,160

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Vermont (Continued)
$215	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.000%	12/15/09	$215,671

				3,620,376

	Virginia 1.6%
4,000	Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev Covenant Sch Inc, Ser A	7.750	07/15/32	4,112,360
5,000	Celebrate, VA South Cmnty Dev Celebrate VA South Proj	6.250	03/01/37	3,950,800
2,500	Farms New Kent, VA Cmnty Dev, Ser B	5.450	03/01/36	1,633,200
2,500	Farms New Kent, VA Cmnty Dev, Ser C	5.800	03/01/36	1,703,275
1,000	New Port Cmnty Dev Auth VA Spl Assmt	5.500	09/01/26	631,600
2,500	New Port Cmnty Dev Auth VA Spl Assmt	5.600	09/01/36	1,396,350
4,000	Peninsula Ports Auth VA Rfdg Residential Care Fac Rev VA Baptist Homes, Ser C	5.400	12/01/33	2,572,280
1,500	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350	09/01/28	1,321,500
4,000	Roanoke Cnty, VA Indl Dev Auth Glebe Inc, Ser A (a)	6.300	07/01/35	834,000

				18,155,365

	Washington 3.0%
2,000	Kalispel Tribe Indians Priority Dist WA Rev	6.750	01/01/38	1,698,800
1,000	King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp (Prerefunded @ 12/01/10)	7.250	12/01/15	1,077,340
4,050	Port Seattle, WA Spl Fac Rev Northwest Airl Proj (AMT)	7.250	04/01/30	3,641,638
8,830	Tobacco Settlement Auth WA Tob Settlement Rev	6.625	06/01/32	8,947,616
4,500	Washington St Hlth Care Fac Auth Rev Seattle Cancer Care Alliance	7.375	03/01/38	5,067,720
3,925	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpts Wesley Homes, Ser A (Acquired 05/07/08, Cost $3,925,000) (b)	6.200	01/01/36	3,481,200
1,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/27	831,200
4,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/38	3,060,160
5,535	Washington St Purp, Ser E (c)	5.000	02/01/29	6,137,595

				33,943,269

	West Virginia 0.7%
1,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	1,493,790
6,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.500	10/01/38	5,993,520

				7,487,310

	Wisconsin 1.0%
800	Baldwin, WI Hosp Rev Mtg, Ser A	6.125	12/01/18	777,928
1,000	Baldwin, WI Hosp Rev Mtg, Ser A	6.375	12/01/28	901,130
1,685	Milwaukee, WI Rev Sr Air Cargo (AMT)	6.500	01/01/25	1,451,038

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wisconsin (Continued)
$1,000	Waukesha, WI Redev Auth Hsg Rfdg Sr Kirkland Crossings Proj	5.500%	07/01/31	$869,660
1,500	Waukesha, WI Redev Auth Hsg Sr Kirkland Crossings Proj Rfdg	5.600	07/01/41	1,251,660
750	Wisconsin Hlth & Ed Fac Eastcastle Pl Inc Proj	6.000	12/01/24	716,175
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg Proj, Ser A	7.625	08/15/30	1,020,220
1,000	Wisconsin St Hlth & Ed Fac Divine Savior Hlthcare, Ser C (Prerefunded @ 5/01/12)	7.500	05/01/32	1,154,600
2,000	Wisconsin St Hlth & Ed Fac Fort Hlthcare Inc Proj	6.100	05/01/34	2,010,960
1,500	Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.125	04/01/24	1,380,990

				11,534,361

	Wyoming 0.4%
3,000	Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600	12/01/35	2,895,990
1,500	Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750	12/01/27	1,470,630

				4,366,620

	Puerto Rico 0.0%
75	Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250	07/01/33	86,088

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	U.S. Virgin Islands 0.1%
$1,000	Virgin Islands Pub Fin Auth Refinery Fac Rev Sr Sec Hovensa Refinery (AMT)	5.875%	07/01/22	$1,019,160

Total Long-Term Investments 103.8% (Cost $1,328,408,419)				1,167,217,069

Total Short-Term Investments 0.7% (Cost $7,600,000)				7,600,000

Total Investments 104.5% (Cost $1,336,008,419)				1,174,817,069

Liability for Floating Rate Note Obligations Related to Securities Held (6.2%) (Cost ($69,385,000))
(69,385)	Notes with interest rates ranging from 0.30% to 0.95% at September 30, 2009 and contractual maturities of collateral ranging from 2025 to 2045 (j) (see Note (G) in the Notes to Financial Statements)			(69,385,000)

Total Net Investments 98.3% (Cost $1,266,623,419)				1,105,432,069

Other Assets in Excess of Liabilities 1.7%				18,714,877

Net Assets 100.0%				$1,124,146,946

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security has been deemed illiquid.

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 3.6% of net assets.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note (G) in the Notes to Financial Statements for further information.

(d)	Variable Rate Coupon

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Non-income producing security.

(g)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(h)	Escrowed to Maturity

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

(i)	Inverse Floating Rate

(j)	Floating rate notes. The interest rates shown reflect the rates in the effect at September 30, 2009.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Bershire Hathaway Assurance Corp.
Comwth—Commonwealth of Puerto Rico
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
GTY AGMT—Guarantee Agreement
Mun Govt Gtd—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
Syncora Gtd—Syncora Guarantee Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Municipal Bonds
Issued by States of the United States and Political Subdivisions of the United States	$—	$1,174,817,069	$—	$1,174,817,069

Total Investments in an Asset Position:	$—	$1,174,817,069	$—	$1,174,817,069

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $1,336,008,419)	$1,174,817,069
Cash	82,907
Receivables:
Interest	24,088,714
Fund Shares Sold	903,650
Investments Sold	314,000
Other	214,218

Total Assets	1,200,420,558

Liabilities:
Payables:
Floating Rate Note Obligations	69,385,000
Fund Shares Repurchased	4,351,169
Income Distributions	1,118,705
Investment Advisory Fee	417,495
Distributor and Affiliates	407,888
Trustees’ Deferred Compensation and Retirement Plans	295,392
Accrued Expenses	297,963

Total Liabilities	76,273,612

Net Assets	$1,124,146,946

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,509,097,535
Accumulated Undistributed Net Investment Income	2,028,695
Net Unrealized Depreciation	(161,191,350)
Accumulated Net Realized Loss	(225,787,934)

Net Assets	$1,124,146,946

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $919,953,812 and 87,112,284 shares of beneficial interest issued and outstanding)	$10.56
Maximum sales charge (4.75%* of offering price)	0.53

Maximum offering price to public	$11.09

Class B Shares:
Net asset value and offering price per share (Based on net assets of $58,682,458 and 5,559,701 shares of beneficial interest issued and outstanding)	$10.55

Class C Shares:
Net asset value and offering price per share (Based on net assets of $138,729,658 and 13,017,251 shares of beneficial interest issued and outstanding)	$10.66

Class I Shares:
Net asset value and offering price per share (Based on net assets of $6,781,018 and 642,933 shares of beneficial interest issued and outstanding)	$10.55

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$86,551,047

Expenses:
Investment Advisory Fee	4,841,862
Distribution (12b-1) and Service Fees
Class A	2,092,300
Class B	550,175
Class C	1,259,461
Interest and Residual Trust Expenses	1,003,374
Transfer Agent Fees	645,465
Accounting and Administrative Expenses	282,760
Professional Fees	174,381
Reports to Shareholders	156,195
Custody	112,864
Registration Fees	74,860
Trustees’ Fees and Related Expenses	47,004
Other	37,699

Total Expenses	11,278,400

Net Investment Income	$75,272,647

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(98,691,387)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(205,904,709)
End of the Period	(161,191,350)

Net Unrealized Appreciation During the Period	44,713,359

Net Realized and Unrealized Loss	$(53,978,028)

Net Increase in Net Assets From Operations	$21,294,619

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$75,272,647	$81,004,260
Net Realized Loss	(98,691,387)	(20,721,067)
Net Unrealized Appreciation/Depreciation During the Period	44,713,359	(212,733,258)

Change in Net Assets from Operations	21,294,619	(152,450,065)

Distributions from Net Investment Income:
Class A Shares	(64,176,196)	(66,087,307)
Class B Shares	(3,786,058)	(3,978,745)
Class C Shares	(8,587,789)	(8,143,974)
Class I Shares	(18,603)	(18,573)

Total Distributions	(76,568,646)	(78,228,599)

Net Change in Net Assets from Investment Activities	(55,274,027)	(230,678,664)

From Capital Transactions:
Proceeds from Shares Sold	181,626,427	365,253,833
Net Asset Value of Shares Issued Through Dividend Reinvestment	61,910,272	57,959,746
Cost of Shares Repurchased	(337,066,134)	(426,646,705)

Net Change in Net Assets from Capital Transactions	(93,529,435)	(3,433,126)

Total Decrease in Net Assets	(148,803,462)	(234,111,790)
Net Assets:
Beginning of the Period	1,272,950,408	1,507,062,198

End of the Period (Including accumulated undistributed net investment income of $2,028,695 and $3,470,211, respectively)	$1,124,146,946	$1,272,950,408

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$10.97	$12.94	$13.59	$13.23	$13.00

Net Investment Income (a)	0.70	0.71	0.69	0.71	0.72
Net Realized and Unrealized Gain/Loss	(0.40)	(2.00)	(0.64)	0.37	0.27

Total from Investment Operations	0.30	(1.29)	0.05	1.08	0.99

Less:
Distributions from Net Investment Income	0.71	0.68	0.70	0.72	0.76

Net Asset Value, End of the Period	$10.56	$10.97	$12.94	$13.59	$13.23

Total Return (b)	3.82%	–10.19%	0.26%	8.41%	7.75%
Net Assets at End of the Period (In millions)	$920.0	$1,044.7	$1,245.4	$1,338.7	$1,267.3
Ratio of Expenses to Average Net Assets	0.97%	1.19%	1.73%	1.39%	1.04%
Ratio of Net Investment Income to Average Net Assets	7.51%	5.81%	5.11%	5.34%	5.41%
Portfolio Turnover	17%	30%	28%	48%	34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.87%	0.83%	0.82%	0.84%	0.86%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$10.97	$12.93	$13.58	$13.22	$12.99

Net Investment Income (a)	0.63	0.62	0.59	0.61	0.62
Net Realized and Unrealized Gain/Loss	(0.41)	(1.99)	(0.65)	0.37	0.27

Total from Investment Operations	0.22	(1.37)	(0.06)	0.98	0.89

Less:
Distributions from Net Investment Income	0.64	0.59	0.59	0.62	0.66

Net Asset Value, End of the Period	$10.55	$10.97	$12.93	$13.58	$13.22

Total Return (b)	3.03%	–10.88%	–0.49%	7.54%	7.04%
Net Assets at End of the Period (In millions)	$58.7	$70.2	$91.4	$120.0	$144.9
Ratio of Expenses to Average Net Assets	1.72%	1.95%	2.48%	2.14%	1.79%
Ratio of Net Investment Income to Average Net Assets	6.76%	5.05%	4.35%	4.58%	4.67%
Portfolio Turnover	17%	30%	28%	48%	34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.62%	1.58%	1.57%	1.59%	1.61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$11.07	$13.04	$13.69	$13.32	$13.09

Net Investment Income (a)	0.63	0.62	0.59	0.61	0.62
Net Realized and Unrealized Gain/Loss	(0.40)	(2.00)	(0.65)	0.38	0.27

Total from Investment Operations	0.23	(1.38)	(0.06)	0.99	0.89

Less:
Distributions from Net Investment Income	0.64	0.59	0.59	0.62	0.66

Net Asset Value, End of the Period	$10.66	$11.07	$13.04	$13.69	$13.32

Total Return (b)	3.09%	–10.87%	–0.49%	7.55%	6.98%
Net Assets at End of the Period (In millions)	$138.7	$157.8	$170.3	$198.0	$200.0
Ratio of Expenses to Average Net Assets	1.72%	1.95%	2.48%	2.14%	1.80%
Ratio of Net Investment Income to Average Net Assets	6.77%	5.06%	4.35%	4.59%	4.62%
Portfolio Turnover	17%	30%	28%	48%	34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.62%	1.58%	1.57%	1.59%	1.62%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		December 19, 2007
		(Commencement of
	Year Ended	Operations) to
Class I Shares	September 30, 2009	September 30, 2008

Net Asset Value, Beginning of the Period	$10.97	$12.46

Net Investment Income (a)	0.75	0.56
Net Realized and Unrealized Gain/Loss	(0.43)	(1.50)

Total from Investment Operations	0.32	(0.94)

Less:
Distributions from Net Investment Income	0.74	0.55

Net Asset Value, End of the Period	$10.55	$10.97

Total Return (b)	3.99%	–7.71% *
Net Assets at End of the Period (In millions)	$6.8	$0.2
Ratio of Expenses to Average Net Assets	0.72%	0.94%
Ratio of Net Investment Income to Average Net Assets	7.92%	6.08%
Portfolio Turnover	17%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.62%	0.58%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen Strategic Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP reference to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had no when-issued or delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the Financial Statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2009, the Fund had an

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $147,088,511, which will expire according to the following schedule:

Amount	Expiration

16,221,240	September 30, 2010
22,472,916	September 30, 2011
3,607,121	September 30, 2012
28,957,443	September 30, 2013
24,197,373	September 30, 2014
6,419,495	September 30, 2015
9,560,072	September 30, 2016
35,652,851	September 30, 2017

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,265,677,292

Gross tax unrealized appreciation	59,179,337
Gross tax unrealized depreciation	(219,424,560)

Net tax unrealized depreciation on investments	$(160,245,223)

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$254,748	$48,797
Tax-exempt income	76,560,591	78,737,727

	$76,815,339	$78,786,524

Permanent differences, primarily due to a portion of capital loss carryforward of $10,147,307 expiring in the current year, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(145,517)	$10,322,495	$(10,176,978)

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$215,679
Undistributed tax-exempt income	5,688,922

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of accumulated net realized losses for tax purposes but not for book purposes, post-October losses of $78,805,741, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $118,568,480 are held by the dealer trusts and serve as collateral for the $69,385,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2009 were $59,331,548 and 1.69%, respectively.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the events described in Note 10, there are no material events or transactions, that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.50%
Over $500 million	0.45%

For the year ended September 30, 2009, the Fund recognized expenses of approximately $63,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $133,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $179,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $191,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $162,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $167,300. Sales charges do not represent expenses of the Fund.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	15,037,648	$137,679,336	23,278,380	$286,468,234
Class B	579,868	5,263,512	703,508	8,570,363
Class C	3,492,498	32,069,214	5,608,467	69,427,740
Class I	644,743	6,614,365	64,111	787,496

Total Sales	19,754,757	$181,626,427	29,654,466	$365,253,833

Dividend Reinvestment:
Class A	5,704,227	$52,810,177	4,155,890	$49,845,865
Class B	347,372	3,212,598	261,522	3,134,913
Class C	629,546	5,881,990	411,425	4,962,066
Class I	591	5,507	1,417	16,902

Total Dividend Reinvestment	6,681,736	$61,910,272	4,830,254	$57,959,746

Repurchases:
Class A	(28,827,882)	$(270,427,409)	(28,462,846)	$(347,202,239)
Class B	(1,764,610)	(16,400,138)	(1,633,806)	(19,796,928)
Class C	(5,369,078)	(50,031,583)	(4,809,263)	(59,089,651)
Class I	(20,998)	(207,004)	(46,931)	(557,887)

Total Repurchases	(35,982,568)	$(337,066,134)	(34,952,846)	$(426,646,705)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund received redemption fees of approximately $12,900, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $177,920,096 and $322,710,345, respectively.

6. Inverse Floating Rate Securities
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index. The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
Summarized below are the specific types of derivative financial instruments used by the Fund.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is a minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Asset and Liabilities.
There were no transactions in futures contracts for the year ended September 30, 2009.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $991,300 and $61,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote

10. Subsequent Events
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

On October 21, 2009, shareholders approved the merger of Van Kampen Strategic Municipal Income Fund (“Target Fund”) into Van Kampen High Yield Municipal Fund (“Acquiring Fund”). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund.

11. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

Van Kampen Strategic Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Municipal Income Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

Van Kampen Strategic Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.67% of the income distributions as a tax exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1985	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1985	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

39, 339, 539, 639
STMIANN 11/09
IU09-04943P-Y09/09

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen California Insured Tax Free Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary  as of 9/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index and the Barclays Capital California Insured Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sale charges.

	A Shares		B Shares		C Shares		I Shares
	since 12/13/85		since 4/30/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.14%	5.92%	4.23%	4.23%	3.67%	3.67%	2.32%

10-year	4.44	3.93	4.16	4.16	3.70	3.70	—

5-year	2.48	1.49	2.54	2.29	1.75	1.75	—

1-year	11.86	6.57	11.82	7.82	10.98	9.98	12.14

30-Day SEC Yield	3.70%		3.66%		3.17%		4.03%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Barclays Capital California Insured Municipal Bond Index is comprised of insured California municipal bond issues. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

The state of California still benefits from its large and diverse economic base and above-average wealth levels. However, the state faces many challenges from its large exposure to the housing crisis, falling tax revenues, and recent budgetary shortfalls. Although the governor signed the state’s 2009 Budget Act earlier this year, which closed the state’s budget gap through a series of tax increases, expenditure cuts and borrowing, the rating agencies subsequently downgraded the state’s credit rating to the upper BBB/lower A level. Outlooks are stable at two of the three rating agencies, and negative at the other agency. The state typically leads the national economy and we will continue to closely monitor its financial performance.

2

Performance Analysis

All share classes of Van Kampen California Insured Tax Free Fund underperformed the Barclays Capital California Insured Municipal Bond Index (the “Index”) and the Barclays Capital Municipal Bond Index for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

Barclays Capital
				California Insured	Barclays Capital
				Municipal Bond	Municipal Bond
Class A	Class B	Class C	Class I	Index	Index

11.86%	11.82%	10.98%	12.14%	16.58%	14.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund’s underweight relative to the Index in high quality local general obligation credits detracted from relative performance as these securities performed well this year and have almost fully recovered from the sell off in the fourth quarter of 2008.

•	With regard to the Fund’s yield-curve positioning, an overweight in the ten-year portion of the curve muted returns over the period. However, holdings of longer-maturity issues helped enhance performance as the long end of the curve outperformed for the overall period.

•	Overweight allocations to the hospital and tobacco sectors were advantageous to performance as strong demand drove prices in these sectors higher.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top Five Sectors as of 9/30/09
(Unaudited)

Tax Allocation	27.7%

Public Education	15.5

Higher Education	11.8

Water & Sewer	10.7

Public Buildings	9.0

Ratings Allocation as of 9/30/09
(Unaudited)

AAA/Aaa	23.5%

AA/Aa	21.3

A/A	33.9

BBB/Baa	11.2

BB/Ba	0.4

Non-Rated	9.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of total investments. Top Five sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,126.03	$5.12
Hypothetical	1,000.00	1,020.26	4.86
(5% annual return before expenses)

Class B
Actual	1,000.00	1,126.26	5.54
Hypothetical	1,000.00	1,019.85	5.27
(5% annual return before expenses)

Class C
Actual	1,000.00	1,121.84	9.36
Hypothetical	1,000.00	1,016.24	8.90
(5% annual return before expenses)

Class I
Actual	1,000.00	1,127.45	4.11
Hypothetical	1,000.00	1,021.21	3.90
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.04%, 1.76% and 0.77%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,126.03	$5.06
Hypothetical	1,000.00	1,020.31	4.81
(5% annual return before expenses)

Class B
Actual	1,000.00	1,126.26	5.49
Hypothetical	1,000.00	1,019.90	5.22
(5% annual return before expenses)

Class C
Actual	1,000.00	1,121.84	9.36
Hypothetical	1,000.00	1,016.24	8.90
(5% annual return before expenses)

Class I
Actual	1,000.00	1,127.45	3.84
Hypothetical	1,000.00	1,021.46	3.65
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 1.03%, 1.76% and 0.72%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund

9

and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

10

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 103.2% California 102.7%
$1,925	Alhambra, CA City Elem Sch Dist Cap Apprec, Ser A (FSA Insd)	*	09/01/20	$1,174,924
2,365	Apple Valley, CA Pub Fin Auth Lease Rev Town Hall Annex Proj, Ser A (AMBAC Insd)	5.000%	09/01/27	2,465,371
1,500	Arcadia, CA Uni Sch Dist Election 2006, Ser A (FSA Insd)	5.000	08/01/37	1,571,145
1,000	Bakersfield, CA Wastewater Rev, Ser A (FSA Insd)	5.000	09/15/32	1,050,860
1,430	Bay Area Govt Assn CA Lease Rev Cap Proj, Ser A (AMBAC Insd)	5.250	07/01/17	1,576,103
2,735	Bay Area Govt Assn CA Lease Rev West Sacramento, Ser A (Syncora Gtd)	5.000	09/01/29	2,803,129
1,250	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1 (b)	5.000	04/01/39	1,324,556
1,500	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1 (b)	5.125	04/01/39	1,612,665
1,000	Bonita, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/28	1,041,290
1,070	Bonita, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.250	08/01/24	1,156,402
1,850	Brea & Olinda, CA Uni Sch Dist Ctf Partn Rfdg, Ser A (FSA Insd)	5.500	08/01/18	1,976,077
1,745	Byron Bethany JT Pwrs Auth CA Lease Rev Admin Bldg Proj, Ser A (CIFG Insd)	4.625	10/01/32	1,592,295
2,100	California Ed Fac Auth Rev Claremont McKenna College (b)	5.000	01/01/38	2,217,527
2,165	California Ed Fac Auth Rev Univ Pacific (NATL Insd)	5.875	11/01/20	2,213,388
1,800	California Ed Fac Auth Rev Univ Southn CA, Ser A (b)	5.250	10/01/39	1,977,984
500	California Hlth Fac Fin Auth Rev Adventist Hlth Sys West, Ser A	5.750	09/01/39	518,725
500	California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000	07/01/39	535,385
1,000	California Hlth Fac Fin Auth Rev Providence Hlth & Svc, Ser C	6.500	10/01/38	1,150,710
2,000	California Hlth Fac Fin Auth Rev Sutter Hlth, Ser A	5.000	11/15/42	1,980,700
500	California Mun Fin Auth Ctf Partn Cmnty Hosp Cent CA	5.250	02/01/37	486,525
1,050	California Spl Dist Assn Fin Corp Ctf Partn Spl Dist Fin Pgm, Ser DD (FSA Insd)	5.625	01/01/27	1,050,619
945	California St (FGIC Insd)	6.250	09/01/12	1,000,916
1,000	California St Univ Rev Systemwide, Ser A (AGL Insd)	5.250	11/01/38	1,075,580
1,000	California Statewide Cmnty Dev Auth Rev CA Statewide Inland Regl Ctr Proj	5.375	12/01/37	794,020
500	California Statewide Cmnty Dev Auth Rev FHA Insd Mtg Methodist Hosp Proj (FHA Gtd)	6.750	02/01/38	550,140
500	California Statewide Cmnty Dev Auth Rev Sr Living Southn CA Presbyterian Homes	7.250	11/15/41	544,490
1,900	California Statewide Cmnty Dev Auth Wtr Rev, Ser A (FSA Insd)	5.000	10/01/26	2,028,022
2,000	Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt Proj Rfdg, Ser A (NATL Insd)	7.000	08/01/12	2,289,520

12
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$3,000	Castaic Lake Wtr Agy CA Rev Ctf Partn, Ser A (NATL Insd)	5.250%	08/01/23	$3,080,940
100	Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/26	105,547
125	Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/28	131,109
1,160	Coachella, CA Fin Auth Tax Alloc Rev Redev Proj 1 & 2 Rfdg, Ser A (Syncora Gtd)	5.250	12/01/30	1,126,720
2,400	Contra Costa, CA Cmnty College Dist Election 2002 (NATL Insd)	5.000	08/01/29	2,515,200
2,500	Desert, CA Cmnty College Dist, Ser C (FSA Insd)	5.000	08/01/37	2,627,125
2,400	Dinuba, CA Redev Agy Tax Alloc Merged City Redev Proj No 2 Rfdg (AMBAC Insd)	5.000	09/01/34	2,250,504
1,000	El Dorado, CA Irr Dist Ctf Partn, Ser A (AGL Insd)	5.750	08/01/39	1,062,100
1,000	El Monte, CA Un High Sch Dist Election Of 2008, Ser A (AGL Insd)	5.500	06/01/34	1,105,730
1,200	Fairfield, CA Cmnty Fac Dist Spl Tax No 3 North Cordelia Gen Impt	6.000	09/01/32	1,235,820
2,330	Fairfield, CA Ctf Partn Fairfield Wtr, Ser A (NATL Insd)	5.000	04/01/42	2,342,885
1,480	Fontana, CA Redev Agy Tax Alloc Dwntwn Redev Proj Rfdg (NATL Insd)	5.000	09/01/21	1,486,053
650	Fresno, CA Jt Pwrs Fin Auth Lease Rev, Ser A (FSA Insd)	5.000	06/01/17	689,923
590	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/17	670,901
630	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/18	718,068
675	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/19	775,798
720	Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/20	829,908
1,000	Gilroy, CA Uni Sch Dist Ctf Partn Sch Fac Proj (AGL Insd)	5.000	04/01/39	1,022,590
2,000	Glendale, CA Redev Agy Tax Alloc Rev Ctr Glendale Redev Proj (NATL Insd)	5.250	12/01/20	2,040,180
2,425	Glendora, CA Pub Fin Auth Rev Tax Alloc Proj No 1, Ser A (NATL Insd)	5.000	09/01/24	2,436,882
700	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	649,117
2,745	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	2,297,455
2,000	Golden Vly Uni Sch Dist CA Election 2006, Ser A (FSA Insd)	5.000	08/01/41	2,067,980
2,230	Hanford, CA Jt Un High Sch Dist Election 1998, Ser C (NATL Insd)	5.700	08/01/28	2,446,421
2,275	Hawaiian Gardens, CA Redev Agy Proj No 1 Tax Alloc, Ser A (AMBAC Insd)	5.000	12/01/25	2,208,547
2,900	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/31	2,542,401
2,000	Imperial Irr Dist CA Ctf Partn Elec Sys Proj (FSA Insd)	5.250	11/01/23	2,126,240
1,950	Imperial Irr Dist CA Ctf Partn Wtr Sys Proj (AMBAC Insd)	5.000	07/01/19	1,986,328
2,000	Indio, CA Redev Agy Tax Alloc Sub Merged Redev Proj Area, Ser A	5.625	08/15/35	1,974,360

13
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,000	Inglewood, CA Redev Agy Tax Alloc Merged Redev Proj Rfdg, Ser A (AMBAC Insd)	5.250%	05/01/23	$2,009,940
1,715	Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev, Ser B (AMBAC Insd)	5.000	09/02/23	1,685,073
1,000	Kern Cnty, CA Ctfs Partn Cap Impt Proj, Ser A (AGL Insd)	5.750	08/01/35	1,121,910
1,000	La Canada, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.500	08/01/28	1,071,210
2,000	La Quinta, CA Fin Auth Loc Agy Rev, Ser A (AMBAC Insd)	5.250	09/01/24	2,040,700
2,000	La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)	5.000	09/01/22	2,032,760
1,000	Lodi, CA Wastewater Sys Rev Ctf Partn, Ser A (FSA Insd)	5.000	10/01/37	1,035,330
1,545	Long Beach, CA Bd Fin Auth Lease Rev Pub Safety Fac Proj (AMBAC Insd)	5.250	11/01/20	1,564,652
2,000	Los Angeles, CA Cmnty College Dist 2003 Election, Ser F1 (b)	5.000	08/01/33	2,133,730
1,975	Los Angeles, CA Ctf Partn Real Ppty Pgm, Ser T (NATL Insd)	5.000	02/01/19	2,048,944
1,000	Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev, Ser C (NATL Insd)	5.000	07/01/26	1,067,130
2,000	Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev Sys Sub, Ser A-2 (AMBAC Insd)	5.000	07/01/44	2,105,500
1,090	Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj Rfdg, Ser A (NATL Insd)	6.100	07/01/25	1,091,232
1,000	Los Angeles, CA Uni Sch Dist Election 2004, Ser H (FSA Insd)	5.000	07/01/32	1,059,200
1,000	Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj Rfdg (AMBAC Insd)	4.750	03/01/23	976,020
1,000	Los Angeles Cnty, CA Metro Trans Auth Sales Tax Rev Prop A First Tier Sr Rfdg, Ser C (AMBAC Insd)	5.000	07/01/23	1,011,290
1,265	Los Angeles Cnty, CA Sch Regionalized Business Svcs Ctf Cap Apprec Pooled Fin, Ser A (AMBAC Insd)	*	08/01/24	549,023
1,000	Lynwood, CA Uni Sch Dist 2002 Election, Ser A (FSA Insd)	5.000	08/01/27	1,026,590
1,520	Metropolitan Wtr Dist Southn CA Wtrwks Rev, Ser A (FSA Insd)	5.000	07/01/35	1,608,145
1,105	Monrovia, CA Fin Auth Lease Rev Hillside Wilderness Preserve (AMBAC Insd)	5.000	12/01/20	1,166,770
2,000	Montclair, CA Redev Agy Tax Allocation Redev Proj No V Rfdg (NATL Insd)	5.000	10/01/20	2,018,840
1,000	Morongo Band Of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (c)	6.500	03/01/28	859,880
1,570	Mountain View, CA Shoreline Regl Pk Cmnty Tax Alloc, Ser A (NATL Insd)	5.250	08/01/16	1,603,582
1,000	Norco, CA Fin Auth Enterprise Rev Rfdg (FSA Insd)	5.625	10/01/34	1,093,610
1,300	Oceanside, CA Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.200	04/01/23	1,317,212
1,145	Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)	5.000	10/01/25	1,164,236
1,200	Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 4 Rfdg, Ser A (NATL Insd)	5.000	10/01/29	1,171,836

14
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,340	Palm Springs, CA Fin Auth Lease Rev Convention Ctr Proj Rfdg, Ser A (NATL Insd)	5.250%	11/01/19	$1,429,204
1,045	Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch Constr Proj (NATL Insd)	5.000	09/01/30	1,069,495
2,000	Paramount, CA Uni Sch Dist Election 2006 (FSA Insd)	5.250	08/01/30	2,148,540
1,000	Pittsburg, CA Uni Sch Dist Election 2006, Ser B (FSA Insd)	5.500	08/01/31	1,106,750
2,020	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/15	2,057,087
1,110	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/16	1,127,016
1,000	Pomona, CA Pub Fin Auth Rev Sub Merged Redev Proj	5.125	02/01/33	839,070
1,430	Pomona, CA Pub Fin Auth Rev Swr Proj, Ser BA (AMBAC Insd)	4.500	12/01/46	1,322,850
1,360	Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg (NATL Insd)	6.000	04/01/19	1,538,799
1,055	Poway, CA Redev Agy Tax Alloc Paguay Redev Proj (AMBAC Insd)	5.375	06/15/20	1,073,484
2,000	Poway, CA Uni Sch Dist Election 2008 Impt Dist 07-1-A	*	08/01/26	838,560
1,000	Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Hsg Set Aside, Ser A (NATL Insd)	5.000	09/01/34	944,210
3,000	Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (NATL Insd)	5.375	09/01/25	3,027,870
1,000	Rancho Mirage, CA Jt Pwr Fin Auth Ctf Partn Eisenhower Med Rmkt, Ser B (NATL Insd)	4.875	07/01/22	972,620
680	Redding, CA Elec Sys Rev Ctf Partn Reg Ribs (NATL Insd) (d) (e)	11.617	07/01/22	937,108
1,400	Redding, CA Redev Agy Tax Alloc Canby Hilltop Cypress Redev, Ser A (NATL Insd)	5.000	09/01/23	1,410,990
1,800	Riverside, CA Elec Rev Issue, Ser D (FSA Insd) (b)	5.000	10/01/38	1,894,608
1,000	Riverside, CA Wtr Rev, Ser B (FSA Insd)	5.000	10/01/33	1,060,230
6,375	Rohnert Pk, CA Cmnty Dev Commn Tax Alloc Rev Hsg Redev Proj, Ser H (NATL Insd)	4.375	08/01/30	5,539,429
70	Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)	5.000	12/01/33	70,914
1,000	Sacramento Cnty, CA Arpt Sys Rev Sr, Ser A (FSA Insd)	5.000	07/01/32	1,053,530
1,015	Sacramento Cnty, CA Arpt Sys Rev Sr, Ser A (FSA Insd)	5.000	07/01/41	1,054,291
2,000	Sacramento Cnty, CA San Dist Fin Auth Rev Sacramento Regl Cnty San (NATL Insd)	5.000	12/01/29	2,125,580
1,500	San Diego, CA Cmnty College Dist Election 2002 (b)	5.250	08/01/33	1,644,765
2,535	San Diego, CA Pub Fac Fin Auth Rev Pooled Fin Southcrest, Ser B (Radian Insd)	5.250	10/01/27	2,541,566
2,000	San Francisco, CA City & Cnty Second, Ser Issue 26B (NATL Insd)	5.000	05/01/22	2,033,200
3,110	San Jose Evergreen CA Cmnty College Dist Election 2004, Ser B (FSA Insd)	*	09/01/31	946,808
1,000	San Leandro, CA Ctf Partn Jt Proj Area Fin (NATL Insd)	5.100	12/01/26	1,030,280

15
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$775	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (NATL Insd)	5.375%	09/01/20	$788,059
800	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (NATL Insd)	5.375	09/01/21	812,160
2,450	Santa Monica, CA Cmnty College Dist Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.250	02/01/23	2,473,618
1,460	Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty Dev Proj Area No 1 Rfdg, Ser A (FSA Insd) (f)	5.000	11/01/36	1,493,142
1,000	South Gate, CA Pub Fin Auth Tax Alloc Rev South Gate Redev Proj No 1 (Syncora Gtd)	5.750	09/01/22	1,046,510
2,365	Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	5.375	12/01/22	2,335,177
1,250	Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	6.100	12/01/37	1,274,000
2,150	Temecula, CA Redev Agy Tax Alloc Rev Temecula Redev Proj No 1 (NATL Insd)	5.125	08/01/27	2,150,280
3,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125	06/01/46	2,266,830
2,500	Turlock, CA Pub Fin Auth Tax Alloc Rev (FSA Insd)	5.000	09/01/36	2,555,625
3,555	University CA Regt Med Ctr Pooled Rev, Ser A (BHAC Insd)	4.500	05/15/47	3,583,404
705	University CA Rev, Ser O (b)	5.750	05/15/23	856,409
1,050	University CA Rev, Ser O (b)	5.750	05/15/25	1,264,562
1,475	Val Verde, CA Uni Sch Dist Ctf Partn Ref, Ser A (AGL Insd)	5.125	03/01/36	1,498,630
1,340	Vallejo City, CA Uni Sch Dist Rfdg, Ser A (NATL Insd)	5.900	02/01/20	1,461,980
2,170	Washington, CA Uni Sch Dist Yolo Cnty Ctf Partn New High Sch Proj (AMBAC Insd)	5.125	08/01/37	2,108,741
1,000	Westn Riverside Cnty, CA Wtr & Wastewater Fin Auth Wastern Muni Wtr Dist Impt (AGL Insd)	5.625	09/01/39	1,078,960

				195,833,186

	Puerto Rico 0.5%
1,000	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (g)	5.000	08/01/39	1,042,510

Total Long-Term Investments 103.2% (Cost $193,303,026)				196,875,696

Total Short-Term Investments 0.8% (Cost $1,400,000)				1,400,000

Total Investments 104.0% (Cost $194,703,026)				198,275,696

16
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Value

Liability for Floating Rate Note Obligations Related to Securities Held (4.8%) (Cost ($9,080,000))
$(9,080)	Notes with interest rates ranging from 0.30% to 0.45% at September 30, 2009 and a contractual maturities of collateral ranging from 2023 to 2039 (See Note 1(G) in the Notes to Financial Statements) (a)	$(9,080,000)

Total Net Investments 99.2% (Cost $185,623,026)		189,195,696

Other Assets in Excess of Liabilities 0.8%		1,520,771

Net Assets 100.0%		$190,716,467

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2009.

(b)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(G) in the Notes to Financial Statements for further information.

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Inverse Floating Rate

(e)	Escrowed to Maturity

(f)	Security has been deemed illiquid.

(g)	Variable Rate Coupon

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
NATL—National Public Finance Guarantee Corp.
Radian—Radian Asset Assurance
Syncora Gtd—Syncora Guaranteed Limited

17
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Municipal Bonds
Issued by states of the United States and Political Subdivisions of the United States	$—	$198,275,696	$—	$196,275,696

18
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $194,703,026)	$198,275,696
Cash	99,400
Receivables:
Interest	2,431,036
Fund Shares Sold	307,247
Other	133,040

Total Assets	201,246,419

Liabilities:
Floating Rate Note Obligations	9,080,000
Payables:
Investments Purchased	479,990
Fund Shares Repurchased	384,013
Income Distributions	131,686
Investment Advisory Fee	73,047
Distributor and Affiliates	44,392
Trustees’ Deferred Compensation and Retirement Plans	223,922
Accrued Expenses	112,902

Total Liabilities	10,529,952

Net Assets	$190,716,467

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$198,784,849
Net Unrealized Appreciation	3,572,670
Accumulated Undistributed Net Investment Income	536,916
Accumulated Net Realized Loss	(12,177,968)

Net Assets	$190,716,467

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $171,466,759 and 10,092,325 shares of beneficial interest issued and outstanding)	$16.99
Maximum sales charge (4.75%* of offering price)	0.85

Maximum offering price to public	$17.84

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,329,989 and 481,823 shares of beneficial interest issued and outstanding)	$17.29

Class C Shares:
Net asset value and offering price per share (Based on net assets of $10,561,695 and 621,376 shares of beneficial interest issued and outstanding)	$17.00

Class I Shares:
Net asset value and offering price per share (Based on net assets of $358,024 and 21,083 shares of beneficial interest issued and outstanding)	$16.98

*	On sales of $100,000 or more, the sales charge will be reduced.

19
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$10,118,892

Expenses:
Investment Advisory Fee	868,019
Distribution (12b-1) and Service Fees
Class A	403,033
Class B	26,617
Class C	107,744
Transfer Agent Fees	108,457
Professional Fees	97,735
Accounting and Administrative Expenses	92,924
Reports to Shareholders	50,845
Trustees’ Fees and Related Expenses	30,176
Interest and Residual Trust Expenses	20,632
Custody	14,537
Registration Fees	348
Other	10,182

Total Expenses	1,831,249
Less Credits Earned on Cash Balances	1,350

Net Expenses	1,829,899

Net Investment Income	$8,288,993

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(8,205,902)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,242,660)
End of the Period	3,572,670

Net Unrealized Appreciation During the Period	19,815,330

Net Realized and Unrealized Gain	$11,609,428

Net Increase in Net Assets From Operations	$19,898,421

20
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$8,288,993	$9,731,442
Net Realized Loss	(8,205,902)	(3,956,090)
Net Unrealized Appreciation/Depreciation During the Period	19,815,330	(20,412,421)

Change in Net Assets from Operations	19,898,421	(14,637,069)

Distributions from Net Investment Income:
Class A Shares	(7,635,206)	(8,144,888)
Class B Shares	(429,662)	(611,219)
Class C Shares	(411,175)	(404,734)
Class I Shares	(27,284)	(168,886)

Total Distributions	(8,503,327)	(9,329,727)

Net Change in Net Assets from Investment Activities	11,395,094	(23,966,796)

From Capital Transactions:
Proceeds from Shares Sold	21,834,709	43,010,367
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,710,892	6,834,863
Cost of Shares Repurchased	(46,459,564)	(54,594,002)

Net Change in Net Assets from Capital Transactions	(17,913,963)	(4,748,772)

Net Change in Net Assets	(6,518,869)	(28,715,568)
Net Assets:
Beginning of the Period	197,235,336	225,950,904

End of the Period (Including accumulated undistributed net investment income of $536,916 and $759,863, respectively)	$190,716,467	$197,235,336

21
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$15.92		$17.83	$18.57		$18.80		$18.93

Net Investment Income	0.72	(a)	0.77 (a)	0.72	(a)	0.71	(a)	0.72
Net Realized and Unrealized Gain/Loss	1.09		(1.94)	(0.68)		0.03		0.01

Total from Investment Operations	1.81		(1.17)	0.04		0.74		0.73

Less:
Distributions from Net Investment Income	0.74		0.74	0.71		0.73		0.74
Distributions from Net Realized Gain	-0-		-0-	0.07		0.24		0.12

Total Distributions	0.74		0.74	0.78		0.97		0.86

Net Asset Value, End of the Period	$16.99		$15.92	$17.83		$18.57		$18.80

Total Return (b)	11.86%		–6.81%	0.15%		4.14%		3.96%
Net Assets at End of the Period (In millions)	$171.5		$172.1	$194.2		$190.0		$188.0
Ratio of Expenses to Average Net Assets	0.96%		1.29%	1.16%		0.91%		0.92%
Ratio of Net Investment Income to Average Net Assets	4.61%		4.41%	3.91%		3.86%		3.83%
Portfolio Turnover	30%		34%	37%		31%		25%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.95%		0.90%	0.93%		0.91%		0.92%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$16.19		$18.12		$18.86		$19.07		$19.03

Net Investment Income	0.73	(a)	0.78	(a)	0.73	(a)	0.77	(a)	0.79
Net Realized and Unrealized Gain/Loss	1.10		(1.97)		(0.69)		0.02		(0.03)

Total from Investment Operations	1.83		(1.19)		0.04		0.79		0.76

Less:
Distributions from Net Investment Income	0.73		0.74		0.71		0.76		0.60
Distributions from Net Realized Gain	-0-		-0-		0.07		0.24		0.12

Total Distributions	0.73		0.74		0.78		1.00		0.72

Net Asset Value, End of the Period	$17.29		$16.19		$18.12		$18.86		$19.07

Total Return (b)	11.82%	(c)	–6.81%	(c)	0.10%	(c)	4.40%	(c)	4.10%	(c)
Net Assets at End of the Period (In millions)	$8.3		$11.2		$17.2		$25.3		$33.7
Ratio of Expenses to Average Net Assets	1.00%	(c)	1.30%	(c)	1.17%	(c)	0.69%	(c)	0.81%	(c)
Ratio of Net Investment Income to Average Net Assets	4.57%	(c)	4.38%	(c)	3.90%	(c)	4.08%	(c)	3.96%	(c)
Portfolio Turnover	30%		34%		37%		31%		25%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.99%	(c)	0.90%	(c)	0.93%	(c)	0.69%	(c)	0.81%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

23
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$15.94		$17.84		$18.58		$18.81		$18.93

Net Investment Income	0.60	(a)	0.66	(a)	0.58	(a)	0.57	(a)	0.59
Net Realized and Unrealized Gain/Loss	1.08		(1.95)		(0.68)		0.03		0.01

Total from Investment Operations	1.68		(1.29)		(0.10)		0.60		0.60

Less:
Distributions from Net Investment Income	0.62		0.61		0.57		0.59		0.60
Distributions from Net Realized Gain	-0-		-0-		0.07		0.24		0.12

Total Distributions	0.62		0.61		0.64		0.83		0.72

Net Asset Value, End of the Period	$17.00		$15.94		$17.84		$18.58		$18.81

Total Return (b)	10.98%		–7.40%	(c)	–0.57%	(c)	3.36%		3.26%	(c)
Net Assets at End of the Period (In millions)	$10.6		$10.6		$10.7		$9.9		$12.0
Ratio of Expenses to Average Net Assets	1.76%		1.90%	(c)	1.88%	(c)	1.66%		1.61%	(c)
Ratio of Net Investment Income to Average Net Assets	3.81%		3.82%	(c)	3.19%	(c)	3.11%		3.15%	(c)
Portfolio Turnover	30%		34%		37%		31%		25%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.75%		1.51%	(c)	1.65%	(c)	1.66%		1.61%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

24
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

								August 12, 2005
								(Commencement of
	Year Ended September 30,							Operations) to
Class I Shares	2009		2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$15.91		$17.82	$18.57		$18.80		$18.87

Net Investment Income	0.76	(a)	0.81 (a)	0.76	(a)	0.74	(a)	0.09
Net Realized and Unrealized Gain/Loss	1.09		(1.94)	(0.69)		0.05		(0.06)

Total from Investment Operations	1.85		(1.13)	0.07		0.79		0.03

Less:
Distributions from Net Investment Income	0.78		0.78	0.75		0.78		0.10
Distributions from Net Realized Gain	-0-		-0-	0.07		0.24		-0-

Total Distributions	0.78		0.78	0.82		1.02		0.10

Net Asset Value, End of the Period	$16.98		$15.91	$17.82		$18.57		$18.80

Total Return (b)	12.14%		–6.57%	0.35%		4.40%		0.17% *
Net Assets at End of the Period (In millions)	$0.4		$3.4	$3.9		$3.9		$2.6
Ratio of Expenses to Average Net Assets	0.70%		1.04%	0.91%		0.66%		0.73%
Ratio of Net Investment Income to Average Net Assets	4.82%		4.65%	4.16%		4.11%		4.03%
Portfolio Turnover	30%		34%	37%		31%		25%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.68%		0.65%	0.68%		0.66%		0.73%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen California Insured Tax Free Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ACS became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 280, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between

26

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had no when-issued and delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2009, the Fund had an

27

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $5,203,605, which will expire according to the following schedule:

Amount	Expiration

$803,875	September 30, 2016
4,399,730	September 30, 2017

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$185,536,924

Gross tax unrealized appreciation	$9,891,956
Gross tax unrealized depreciation	(6,233,184)

Net tax unrealized appreciation on investments	$3,658,772

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$1,520	$2,137
Tax exempt income	8,524,382	9,385,056

	$8,525,902	$9,387,193

Permanent differences, primarily due to the Fund’s deferred compensation plan, resulted in the following reclassification among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(8,613)	$8,613	$-0-

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$708
Undistributed tax-exempt income	815,261

Net realized gains or losses may differ for financial reporting and tax purposes as a result of post October losses of $6,972,987 which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized on securities for tax purposes but not for book on September 30, 2009.

28

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $14,926,806 are held by the dealer trusts and serve as collateral for the $9,080,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2009 were $7,033,231 and 0.29%, respectively.

H. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

I. Credits Earned on Cash Balances During the year ended September 30, 2009, the Fund’s custody fee was reduced by $1,350 as a result of credits earned on cash balances.

J. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event disclosed in Note 10, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

29

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Over $500 million	0.400%

For the year ended September 30, 2009, the Fund recognized expenses of approximately $24,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $51,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $31,300 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $129,200 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $39,600 and

30

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $12,600. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 569 shares of Class I.

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,181,328	$18,493,953	2,119,191	$36,796,398
Class B	62,803	998,267	43,984	777,087
Class C	121,763	1,871,059	277,876	4,876,385
Class I	29,503	471,430	32,077	560,497

Total Sales	1,395,397	$21,834,709	2,473,128	$43,010,367

Dividend Reinvestment:
Class A	388,255	$6,082,610	346,261	$5,937,353
Class B	21,111	335,653	25,756	450,475
Class C	16,979	266,187	16,241	278,547
Class I	1,730	26,442	9,819	168,488

Total Dividend Reinvestment	428,075	$6,710,892	398,077	$6,834,863

Repurchases:
Class A	(2,290,738)	$(35,609,509)	(2,546,725)	$(44,026,124)
Class B	(292,391)	(4,655,834)	(328,640)	(5,783,087)
Class C	(180,799)	(2,777,958)	(228,227)	(3,972,696)
Class I	(222,050)	(3,416,263)	(46,673)	(812,095)

Total Repurchases	(2,985,978)	$(46,459,564)	(3,150,265)	$(54,594,002)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund received redemption fees of approximately $1,200 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes of Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $54,871,175 and $71,357,296, respectively.

31

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

6. Inverse Floating Rate Investments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Fund adopted FASB ASC 815, Derivative and Hedging (ASC 815) formerly known as FAS 161), effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better

32

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund is subject to interest rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the year ended September 30, 2009.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,000 for Class C Shares. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

33

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2009  continued

11. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

34

VanKampen California Insured Tax Free Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

35

Van Kampen California Insured Tax Free Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.98% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

36

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

37

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

38

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1985	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

39

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

40

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

41

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1985	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

42

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

43

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

44

Your Notes

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

41, 341, 541, 641
CAIANN 11/09
IU09-04944P-Y09/09

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Municipal Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 8/1/90		since 8/24/92		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	5.29%	5.02%	4.18%	4.18%	3.37%	3.37%	2.90%

10-year	4.14	3.64	3.52	3.52	3.36	3.36	—

5-year	2.84	1.84	2.08	1.83	2.08	2.08	—

1-year	13.88	8.48	13.05	9.05	13.08	12.08	14.08

30-Day SEC Yield	4.23%		3.72%		3.72%		4.59%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

2

Performance Analysis

All share classes of Van Kampen Municipal Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

				Barclays Capital
Class A	Class B	Class C	Class I	Municipal Bond Index

13.88%	13.05%	13.08%	14.08%	14.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund held a position in non-rated municipal bonds, which are not represented in the Index. Although these high yield issues, which were primarily in the hospital, life care and dedicated tax sectors, performed well over the past six months, they have not fully recovered from the sell off in the fourth quarter of 2008, when extreme risk aversion led investors to flee risky assets in favor of the relative safety of Treasury bonds and money market funds. As a result, they were a drag on performance for the overall reporting period.

•	An overweight in BBB rated bonds also detracted from relative performance.

•	With regard to the Fund’s yield-curve positioning, an overweight on the longer end of the curve was advantageous to performance as longer-maturity issues significantly outperformed shorter-maturity issues for the period.

•	The Fund’s housing bonds, which had an average credit rating of AA, and tobacco bonds also enhanced returns as strong demand drove prices in these sectors higher.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Ratings Allocations as of 9/30/09 (Unaudited)

AAA/Aaa	19.0%
AA/Aa	22.9
A/A	19.4
BBB/Baa	19.2
BB/Ba	1.0
Non-Rated	18.5

Top 5 Sectors as of 9/30/09 (Unaudited)

Hospital	21.8%
Life Care	8.3
Bridge, Tunnel & Toll Road	7.3
General Purpose	6.7
Utilities	6.7

Summary of Investments by State Classification as of 9/30/09 (Unaudited)

California	12.8%
Illinois	9.9
Texas	8.2
Florida	5.8
Ohio	5.7
New Jersey	5.0
New York	4.7
Wisconsin	4.4
Missouri	4.2
Colorado	4.1
Arizona	4.0
District of Columbia	3.1
Michigan	2.6
Washington	2.3
Utah	2.0
Maryland	1.8
Iowa	1.8
South Carolina	1.6
Hawaii	1.6
Kentucky	1.5
Minnesota	1.4
Indiana	1.4
Alabama	1.2
Kansas	1.2
Pennsylvania	1.1
Wyoming	1.1
Alaska	1.1
Virginia	1.1
Massachusetts	1.0
Georgia	1.0
Oklahoma	1.0
Tennessee	0.9
New Hampshire	0.8
Louisiana	0.8
Idaho	0.8
Oregon	0.6
(continued on next page)

4

Summary of Investments by State Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Nevada	0.5
Rhode Island	0.4
New Mexico	0.4
North Carolina	0.4
North Dakota	0.4
Nebraska	0.3
Puerto Rico	0.3
West Virginia	0.3
Mississippi	0.3
Vermont	0.3
Connecticut	0.1
Delaware	0.1

Total Long-Term Investments	107.4
Total Short-Term Investments	0.5

Total Investments	107.9
Liability for Floating Rate Note Obligation Related to Securities Held	(8.8)

Total Net Investments	99.1
Other Assets in Excess of Liabilities	0.9

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once

Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,179.12	$5.46
Hypothetical	1,000.00	1,020.05	5.06
(5% annual return before expenses)

Class B
Actual	1,000.00	1,174.11	9.54
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

Class C
Actual	1,000.00	1,174.46	9.59
Hypothetical	1,000.00	1,016.24	8.90
(5% annual return before expenses)

Class I
Actual	1,000.00	1,179.61	4.21
Hypothetical	1,000.00	1,021.21	3.90
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.75%, 1.76% and 0.77% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,179.12	$4.92
Hypothetical	1,000.00	1,020.56	4.56
(5% annual return before expenses)

Class B
Actual	1,000.00	1,174.11	8.99
Hypothetical	1,000.00	1,016.80	8.34
(5% annual return before expenses)

Class C
Actual	1,000.00	1,174.46	8.99
Hypothetical	1,000.00	1,016.80	8.34
(5% annual return before expenses)

Class I
Actual	1,000.00	1,179.61	3.61
Hypothetical	1,000.00	1,021.76	3.35
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, 1.65% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund

10

and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

11

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 107.4% Alabama 1.2%
$2,500	Courtland, AL Indl Dev Brd Sol Rfdg Intl Paper Co Proj (AMT)	5.200%	06/01/25	$2,301,075
2,000	Healthcare Auth For Baptist Hlth AL, Ser A (a)	6.125	11/15/36	2,117,340
900	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	720,819
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg (b)	6.950	01/01/20	271
3,000	University AL at Birmingham Hosp Rev, Ser A (a)	5.750	09/01/22	3,314,640

				8,454,145

	Alaska 1.1%
200	Alaska Muni Bd Bk, Ser 1	5.750	09/01/33	219,270
5,000	Matanuska Susitna Boro, AK Goose Creek Correctional Ctr (AGL Insd)	6.000	09/01/28	5,965,750
2,000	Northern Tob Sec Corp Rev Bkd, Ser A	5.000	06/01/46	1,424,680

				7,609,700

	Arizona 4.0%
1,000	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	772,560
5,000	Glendale, AZ Indl Dev Auth Rfdg	5.000	12/01/35	4,641,900
1,000	Maricopa Cnty, AZ Pollutn Rfdg AZ Pub Svc Co, Ser A (a)	6.000	05/01/29	1,047,020
1,000	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C (a)	5.500	06/01/34	1,044,320
1,000	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E (a)	5.750	06/01/34	1,044,200
1,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.250	07/01/19	1,095,350
5,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (NATL Insd) (AMT)	5.250	07/01/32	5,042,900
815	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.375	12/01/18	814,071
1,600	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.550	12/01/37	1,541,008
550	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/23	575,190
740	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/28	758,803
6,000	Salt River Proj AZ Agric Impt, Ser A	5.000	01/01/39	6,500,880
1,250	University Med Ctr Corp AZ	6.000	07/01/24	1,344,438
2,400	University of AZ Med Ctr Corp	5.000	07/01/35	2,276,688

				28,499,328

	California 12.8%
4,870	Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (FSA Insd)	*	09/01/20	2,909,630
3,620	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1 (c)	5.000	04/01/39	3,835,915
5,000	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1 (c)	5.125	04/01/39	5,375,550

13
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/27	$877,900
2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	827,560
1,875	California Cnty, CA Tob Agy Tob Sec Sonoma Cnty Corp Rfdg	5.250%	06/01/45	1,450,294
2,000	California Cnty, CA Tob Sec Agy Tob LA Cnty Sec (d)	0/5.250	06/01/21	1,690,480
2,000	California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000	07/01/39	2,141,540
6,690	California Hsg Fin Agy Rev Home Mtg, Ser I (AMT) (c)	4.800	08/01/36	5,650,407
2,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev USA Waste Svc Inc Rfdg, Ser A (AMT) (a)	4.500	06/01/18	2,014,760
1,350	California St Var Purp	5.750	04/01/31	1,455,489
1,250	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	1,005,250
1,000	California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A (e)	5.125	04/01/37	847,360
2,000	California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Gtd)	6.250	08/01/24	2,250,160
500	California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	6.250	11/15/19	542,940
2,250	California Statewide Cmnty Dev Auth Rev Windrush Sch (b)	5.500	07/01/37	1,795,343
2,000	California Statewide Cmnty Sr Living Southn CA	6.625	11/15/24	2,155,020
1,610	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000	09/01/23	1,605,621
3,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg (NATL Insd)	*	01/15/17	1,883,070
21,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/24	8,199,240
15,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/30	3,946,200
1,295	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	1,200,866
5,000	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	4,184,800
2,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/37	1,673,940
2,000	Lancaster, CA Rev Dev Agy Tax Comb Rev Dev Proj Areas	6.500	08/01/29	2,159,660
3,000	Los Angeles, CA Un Sch Dist, Ser I	5.000	07/01/29	3,205,110
2,000	Los Angeles, CA Wtr & Pwr Rev Pwr Sys Sub, Ser A-1 (c)	5.250	07/01/38	2,191,480

14
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,750	Poway, CA Un Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/23	$1,421,420
1,000	Poway, CA Uni Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/26	419,280
1,090	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000%	12/01/27	801,804
2,500	Richmond, CA Jt Pwr Fin Auth Rev Lease Point Potrero, Ser A	6.250	07/01/24	2,674,500
1,000	San Francisco, CA City & Cnty Mission Bay South Rev Dev, Ser D	6.000	08/01/24	1,061,700
5,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000	06/01/37	4,119,500
1,600	Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375	10/15/34	1,391,232
2,295	University CA Rev, Ser 0 (c)	5.750	05/15/23	2,787,886
3,390	University CA Rev, Ser 0 (c)	5.750	05/15/25	4,082,730
5,000	West Contra Costa CA Uni Election of 2002, Ser B (FSA Insd)	5.000	08/01/26	5,142,850

				90,978,487

	Colorado 4.1%
2,840	Adams Cnty, CO Single Family Mtg Rev, Ser A (f)	8.875	08/01/10	3,040,305
5,000	Colorado Ed & Cultural Fac Auth Rev Impt Charter Sch Peak to Peak Rfdg (Syncora Gtd)	5.250	08/15/34	5,018,850
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	2,591,160
1,000	Colorado Hlth Fac Auth Rev Evangelical Lutheran, Ser A	5.250	06/01/34	987,660
5,000	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	5,334,750
6,000	Denver, CO City & Cnty Justice Sys (c)	5.000	08/01/24	6,805,050
1,500	Denver, CO City & Cnty Justice Sys (c)	5.000	08/01/25	1,709,175
2,000	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,917,720
500	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (b)	5.900	10/01/37	407,895
1,830	North Range Metro Dist No 2 CO Ltd Tax	5.500	12/15/27	1,260,083

				29,072,648

	Connecticut 0.1%
1,000	Connecticut St Dev Auth Hlth Fac Rev Alzheimers Res Ctr Conn Inc Proj	5.500	08/15/27	841,090

	Delaware 0.1%
630	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000	09/01/22	588,395

	District of Columbia 3.1%
2,200	District Columbia Hosp Rev Sibley Mem Hosp	6.375	10/01/34	2,357,080
4,285	District Columbia Income Tax Rev, Ser A (c)	5.000	12/01/23	4,968,843

15
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	District of Columbia (Continued)
$1,715	District Columbia Income Tax Rev Rfdg Second, Ser B (c)	5.000%	12/01/24	$1,974,188
5,150	District Columbia Tax Incrmnt Gallery Place Proj (FSA Insd)	5.250	07/01/27	5,340,395
4,000	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (FSA Insd)	5.500	10/01/41	4,367,360
3,000	Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.250	10/01/32	3,042,360

				22,050,226

	Florida 5.8%
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.250	11/15/17	961,880
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	861,360
5,000	Broward Cnty, FL Arpt Sys Rev, Ser J-I (AMBAC Insd) (AMT)	5.250	10/01/26	5,024,750
1,100	Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750	01/01/32	812,801
465	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	480,777
2,410	Fiddlers Creek Cmnty Dev Dist No 1 FL Spl Assmt Rev (b) (h)	6.000	05/01/38	1,754,673
3,715	Florida St Brd Ed Pub Ed Rfdg Cap Outlay 2007, Ser A	5.000	06/01/19	4,228,376
1,305	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (c)	5.000	07/01/26	1,415,318
1,325	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (c)	5.000	07/01/27	1,429,609
1,440	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (c)	5.000	07/01/28	1,544,285
2,500	Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A (c)	5.000	07/01/32	2,635,700
5,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	3,333,450
470	Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg, Ser A	5.250	06/01/26	474,704
1,000	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $1,000,000) (i)	6.900	05/01/17	876,990
2,000	Miami-Dade Cnty, FL Ed Fac Auth Rev Univ Miami, Ser A (BHAC Insd)	5.500	04/01/38	2,136,060
1,750	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	1,357,772
3,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	3,007,500
800	Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875	11/15/37	710,424
2,200	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (a)	5.350	03/15/42	2,391,290

16
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$490	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800%	05/01/36	$271,749
3,000	Seminole Tribe FL Spl Oblig Rev, Ser A (e)	5.250	10/01/27	2,763,660
1,415	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400	05/01/34	1,359,136
400	Tolomato Cmnty, FL Dev Dis Spl Assmt	6.550	05/01/27	321,084
1,225	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650	05/01/40	936,770
1,000	World Comm Cmnty Dev Dist FL Spl Assmt (j)	5.500/2.000	05/01/38	394,580

				41,484,698

	Georgia 1.0%
2,500	Atlanta, GA Tax Alloc Eastside Proj, Ser B	5.600	01/01/30	2,230,275
1,000	Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000	11/01/27	1,086,670
1,000	Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000	11/01/28	1,083,360
700	Gainesville & Hall Cnty, GA Dev Acts Retirement Life Cmnty, Ser A-2	6.375	11/15/29	753,774
2,000	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	2,067,620

				7,221,699

	Hawaii 1.6%
2,000	Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co Subsidiary	6.500	07/01/39	2,190,320
2,000	Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-1	7.500	11/15/15	2,038,240
1,000	Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-2	6.400	11/15/14	1,015,940
5,125	Hawaii St, Ser DK (c)	5.000	05/01/23	5,831,251

				11,075,751

	Idaho 0.8%
1,000	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500	11/01/23	1,150,180
655	Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg (b)	6.125	11/15/27	574,206
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.750	07/01/39	2,087,660
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.850	07/01/36	2,115,880

				5,927,926

	Illinois 9.9%
2,250	Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600	01/01/23	1,777,567
1,500	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	668,550
495	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj (Acquired 8/01/06, Cost $528,323) (i)	7.460	02/15/26	455,672
3,000	Chicago, IL Lakefront Millennium Pkg Fac (NATL Insd) (Prerefunded @ 1/01/12)	5.650	01/01/19	3,375,480

17
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$690	Chicago, IL Metro Wtr Reclamation Capital Impt Bonds (f)	7.000%	01/01/11	$722,402
3,000	Chicago, IL O’Hare Intl Arpt Rev, Ser A (FSA Insd) (c)	5.000	01/01/33	3,116,940
1,200	Chicago, IL Proj Rfdg, Ser C (NATL Insd)	5.750	01/01/16	1,257,480
715	Chicago, IL Tax Increment Alloc Santn Drain & Ship Canal, Ser A	7.750	01/01/14	716,037
1,000	Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1 (b)	5.375	03/01/16	554,400
3,000	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	2,212,440
5,050	Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A (a)	5.500	03/01/14	5,051,111
1,000	Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.500	11/01/38	1,139,760
2,500	Illinois Fin Auth Rev Art Institute Chicago, Ser A	6.000	03/01/38	2,740,975
1,500	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/31	1,166,760
250	Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.000	08/15/22	234,425
940	Illinois Fin Auth Rev Kewanee Hosp Proj	5.100	08/15/31	744,076
1,000	Illinois Fin Auth Rev Northwestern Mem Hosp, Ser A (c)	5.375	08/15/24	1,098,380
2,000	Illinois Fin Auth Rev Northwestern Mem Hosp, Ser A (c)	5.750	08/15/30	2,236,370
4,700	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/15	5,123,846
5,100	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/17	5,534,316
5,050	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/18	5,466,019
1,000	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	5.500	08/15/18	935,200
1,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	6.125	08/15/28	1,372,590
2,000	Illinois Fin Auth Rev Riverside Hlth Sys	6.250	11/15/35	2,118,300
2,500	Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250	11/01/38	2,840,075
2,000	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500	08/01/37	1,898,940
1,745	Illinois Fin Auth Rev Silver Cross Hosp & Med Rfdg	6.000	08/15/23	1,836,770
1,500	Metropolitan Pier & Expo Auth IL Dedicated St Tax McCormick Pl Expn Proj A Rfdg	5.500	06/15/27	1,501,620
9,250	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev Cap Apprec McCormick Rfdg (NATL Insd) (d)	0/5.400	06/15/19	9,271,090

18
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,584	Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250%	03/01/15	$1,392,162
1,500	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	793,455
549	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	384,657
425	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	373,983
991	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	601,061

				70,712,909

	Indiana 1.4%
500	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/22	514,690
1,800	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A (b)	7.125	06/01/34	1,717,200
3,000	Indiana Muni Pwr Agy Pwr Supply Indiana Muni Pwr Agy, Ser B	6.000	01/01/39	3,332,460
1,500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100	01/15/17	1,516,260
550	Indianapolis, IN Loc Pub Impt Ser D	6.750	02/01/14	613,706
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/11	122,744
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/12	113,690
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/13	101,515
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/14	90,548
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/15	83,860
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/16	80,658
225	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (b)	*	06/30/17	124,499
1,500	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (e)	5.500	09/01/27	1,292,715

				9,704,545

	Iowa 1.8%
1,860	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/34	1,912,954
1,125	Coralville, IA Ctf Partn, Ser D	5.250	06/01/26	1,159,999
1,100	Iowa Fin Auth Hlthcare Fac Rev Madrid Home Proj	5.750	11/15/24	955,735
4,650	Iowa St Spl Oblig I Jobs Prog, Ser A (c)	5.000	06/01/27	5,205,629
1,000	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	822,820

19
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$225	Sibley, IA Hlthcare Fac Rev Osceola Cmnty Hosp Proj	6.000%	12/01/37	$185,402
1,000	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.375	06/01/38	769,950
2,050	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.625	06/01/46	1,613,330

				12,625,819

	Kansas 1.2%
1,000	Burlington, KS Environmental Impt Rev KC Pwr LT Rfdg, Ser B (Syncora Gtd) (a)	5.000	12/01/23	1,036,570
1,500	Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.500	11/15/29	1,618,290
850	Labette Cnty, KS Hosp Rev Rfdg & Impt, Ser A	5.750	09/01/37	808,112
3,000	Lenexa, KS Hlthcare Fac Rev Rfdg & Impt	5.500	05/15/39	2,292,900
1,600	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/24	1,362,064
1,000	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/36	755,100
400	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser B	5.125	05/15/42	310,428

				8,183,464

	Kentucky 1.5%
3,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375	08/15/24	3,319,650
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.625	08/15/27	1,108,520
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Sub, Ser A-1 (AGL Insd)	6.000	12/01/33	4,420,440
2,000	Paducah, KY Elec Plt Brd Rev, Ser A (AGL Insd)	5.250	10/01/35	2,156,640

				11,005,250

	Louisiana 0.8%
1,364	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	1,124,632
1,000	New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-1 (AGL Insd)	6.000	01/01/23	1,155,850
1,550	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (a)	5.250	11/01/37	1,603,986
2,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (a)	6.000	10/01/38	2,103,040

				5,987,508

	Maryland 1.8%
1,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	971,010
4,500	Gaithersburg, MD Econ Dev Rev Asbury MD Oblig Group A	5.125	01/01/36	3,730,050
2,000	Howard Cnty, MD Retirement Cmnty Vantage House Fac Rfdg, Ser B	5.250	04/01/37	1,522,260

20
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Maryland (Continued)
$3,105	Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev, Ser H (AMT)	5.050%	09/01/32	$3,159,244
2,000	Maryland St Trans Auth Grant & Rev Antic	5.250	03/01/20	2,431,280
1,550	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200	07/01/34	1,217,494

				13,031,338

	Massachusetts 1.0%
1,000	Massachusetts St College Bldg, Ser A	5.500	05/01/39	1,095,070
2,400	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750	11/15/35	1,958,952
2,000	Massachusetts St Dev Fin Agy Solid Waste Disp Rev Dominion Energy Brayton Rfdg, Ser 1 (a)	5.750	12/01/42	2,160,000
400	Massachusetts St Hlth & Ed Fac Auth Rev Bal Structured Ylg, Ser G (NATL Insd) (a)	5.000	07/01/13	400,468
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Univ MA Mem Issue, Ser D	5.000	07/01/33	1,823,700

				7,438,190

	Michigan 2.6%
2,000	Detroit, MI Wtr Supply Sys Rfdg Second Lien, Ser C (FSA Insd)	5.000	07/01/26	2,070,500
2,350	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000	05/15/20	2,367,084
650	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (a)	5.250	01/15/47	698,952
375	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (a)	5.500	01/15/47	409,406
5,000	Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser C (Syncora Gtd) (AMT)	5.450	12/15/32	4,864,800
1,710	Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500	01/01/21	1,520,532
2,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	1,683,580
5,000	Western Townships MI Util Rfdg, Ser A (NATL Insd)	5.250	01/01/16	5,051,600

				18,666,454

	Minnesota 1.4%
450	Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000	08/01/42	426,559
1,000	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	863,180
380	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.700	11/01/22	369,406
750	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.875	11/01/33	692,857
550	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.500	10/01/33	463,694

21
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$3,000	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.750%	11/15/32	$3,425,580
2,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625	10/01/27	1,773,640
150	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000	10/01/27	143,795
2,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250	05/15/36	1,869,540

				10,028,251

	Mississippi 0.3%
2,000	Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	2,000,060

	Missouri 4.2%
2,150	Cape Girardeau Cnty, MO Indl Dev St Francis Med Ctr	5.750	06/01/39	2,282,440
1,000	Carthage, MO Hosp Rev	5.750	04/01/22	880,650
1,000	Carthage, MO Hosp Rev	5.875	04/01/30	856,750
3,000	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	3,019,440
500	Kansas City, MO Tax Increment Fin Comm Kansas City MO Maincor Proj, Ser A	5.250	03/01/18	493,295
635	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	609,054
2,275	Missouri Jt Muni Elec Util Comnty Pwr Proj Rev Plum Point Proj (NATL Insd)	5.000	01/01/26	2,272,316
2,700	Missouri St Environmental Impt & Energy Res Auth KC Pwr & LT Co Proj (AMT) (a)	4.900	05/01/38	2,745,684
1,200	Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Rfdg, Ser B	5.125	02/01/27	1,119,540
3,325	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.125	12/01/31	3,372,115
1,300	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj Rfdg	5.000	11/15/35	986,245
1,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.375	09/01/21	1,007,320
3,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.500	09/01/28	2,927,550
500	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	437,375
1,250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,061,025
450	Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750	11/01/27	387,810
110	Saint Louis, MO Tax Increment Rev Scullin Redev Area, Ser A	10.000	08/01/10	114,048

22
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$2,600	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.550%	07/01/29	$2,464,670
2,920	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	2,670,544

				29,707,871

	Nebraska 0.3%
1,000	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375	04/01/39	1,117,030
1,000	University NB Univ Rev Lincoln Student Fees & Fac, Ser A	5.250	07/01/39	1,079,750

				2,196,780

	Nevada 0.5%
70	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (BHAC Insd) (AMT)	4.750	09/01/36	63,211
655	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	5.850	08/01/18	582,125
560	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	6.000	08/01/27	438,525
2,490	Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A	5.250	06/01/37	2,318,389

				3,402,250

	New Hampshire 0.8%
460	New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired 6/29/93, Cost $450,235) (b) (i)	7.750	06/01/14	457,714
3,250	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (a)	7.125	07/01/27	3,502,752
1,000	New Hampshire St Business Fin Auth Rev Alice Peck Day Hlth Sys, Ser A (Prerefunded @ 10/01/09)	6.875	10/01/19	1,020,170
1,000	New Hampshire St Business Fin First Mtg Huggins Hosp (k)	6.875	10/01/39	1,008,620

				5,989,256

	New Jersey 5.0%
375	Burlington Cnty, NJ Brdg Cmnty Econ Dev Rev The Evergreens Proj	5.625	01/01/38	308,486
2,700	Landis, NJ Sew Auth Swr Rev Reg Cars (NATL Insd) (l)	9.617	09/19/19	3,519,126
1,385	Middlesex Cnty, NJ Util Auth Swr Rev Rfdg, Ser A (NATL Insd)	6.250	08/15/10	1,424,819
770	New Jersey Econ Dev Auth Cig Tax	5.750	06/15/34	767,906
750	New Jersey Econ Dev Auth Ret Cmnty Rev Seabrook Vlg Inc Fac Rfdg	5.250	11/15/26	638,092
1,750	New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser BB	5.000	09/01/34	1,848,017
2,355	New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750	07/01/15	2,448,117

23
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey (Continued)
$1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Peters Univ Hosp Oblig	5.750%	07/01/37	$1,010,860
1,000	New Jersey St Higher Ed Assistance Auth Student Ln Rev, Ser A	5.625	06/01/30	1,071,950
2,965	New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375	10/01/28	3,322,698
4,025	New Jersey St Hsg & Mtg Fin Agy Rev Single Family Hsg, Ser X (AMT)	5.100	10/01/23	4,148,125
565	New Jersey St Tpk Auth Tpk Rev, Ser C (NATL Insd)	6.500	01/01/16	686,650
2,725	New Jersey St Tpk Auth Tpk Rev, Ser C (NATL Insd) (f)	6.500	01/01/16	3,183,863
5,710	New Jersey St Trans Corp Ctf Fed Trans Admin Gnt, Ser A (AMBAC Insd)	5.750	09/15/10	5,733,011
2,000	Tobacco Settlement Fin Corp NJ, Ser 1-A	4.750	06/01/34	1,548,180
5,550	Tobacco Settlement Fin Corp NJ, Ser 1-A	5.000	06/01/41	4,210,951

				35,870,851

	New Mexico 0.4%
1,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A (c)	6.375	08/01/32	1,119,605
2,000	New Mexico St Hosp Equip Ln Council Presbyterian Hlthcare	5.000	08/01/39	2,029,380

				3,148,985

	New York 4.7%
5,000	Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A	6.000	05/01/33	5,780,950
2,500	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	2,330,000
3,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	3,009,120
2,845	New York City, Ser B (NATL Insd)	5.875	08/01/15	2,990,038
2,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/39	2,168,060
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $750,000) (b) (h) (i)	6.125	02/15/19	75
2,500	New York St Energy Resh & Dev Auth Gas Fac Reg (l)	10.766	04/01/20	2,552,950
3,000	New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn Union Gas, Ser B (AMT) (l)	11.579	07/01/26	3,010,350
1,545	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000	06/15/21	1,759,106
2,000	New York St Twy Auth St Pers Income Tax Rev Trans, Ser A (c)	5.000	03/15/28	2,217,670

24
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$6,000	Port Auth NY & NJ Cons One Hundred Forty Fourth (c)	5.000%	10/01/35	$6,393,480
1,300	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (e)	5.000	12/01/23	1,092,000

				33,303,799

	North Carolina 0.4%
1,100	North Carolina Med Care Commn Hlthcare Fac Rev First Mtg Salemtowne Proj Rfdg	5.100	10/01/30	889,361
1,100	North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625	10/01/38	1,163,965
1,000	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.625	10/01/27	848,720

				2,902,046

	North Dakota 0.4%
1,000	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200	12/01/26	797,220
1,025	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/25	983,713
1,000	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/29	941,300

				2,722,233

	Ohio 5.7%
3,340	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (b)	6.250	09/01/20	2,755,700
1,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.375	06/01/24	972,740
4,400	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	4,204,640
500	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	427,980
4,750	Hamilton Cnty, OH Hlthcare Rev Life Enriching Cmnty Proj Rfdg, Ser A	5.000	01/01/37	4,048,425
4,810	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000	02/01/24	5,260,264
1,750	Ohio St Air Quality Dev Auth Rev Rfdg Pollutn Ctl First Energy, Ser C	5.625	06/01/18	1,905,645
3,000	Ohio St Air Quality Dev Auth Rfdg Columbus Southn Pwr Co, Ser B (a)	5.800	12/01/38	3,174,540
3,000	Ohio St Higher Ed Fac Commn Rev Hosp Univ Hosp Hlth Sys Inc, Ser A (BHAC Insd)	5.250	01/15/46	3,184,290
4,000	Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys 2009, Ser A	6.750	01/15/39	4,266,080
2,830	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT) (c)	5.300	09/01/28	2,903,297
3,700	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT) (c)	5.400	03/01/33	3,790,317

25
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio (Continued)
$1,000	Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Rfdg First Energy, Ser A (a)	5.875%	06/01/33	$1,073,810
1,750	Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150	07/15/15	1,757,070
1,000	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100	11/01/22	949,010

				40,673,808

	Oklahoma 1.0%
1,050	Chickasaw Nation, OK Hlth Sys (e)	6.250	12/01/32	1,074,885
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	1,552,068
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/22	1,542,099
2,275	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	2,600,006
125	Oklahoma Hsg Fin Agy Single Family Rev Mtg (GNMA Collateralized) (AMT)	7.997	08/01/18	135,379

				6,904,437

	Oregon 0.6%
2,230	Clackamas Cnty, OR Hosp Fac Legacy Hlth Sys, Ser A	5.500	07/15/35	2,377,559
1,500	Multnomah Cnty, OR Hosp Fac Adventist Hlth West, Ser A	5.125	09/01/40	1,533,300

				3,910,859

	Pennsylvania 1.1%
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.000	11/15/28	1,581,700
1,885	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250	02/01/35	1,366,323
1,750	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Exelon Generation, Ser A (a)	5.000	12/01/42	1,844,273
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700	04/01/22	1,074,750
1,850	Pennsylvania St Tpk Com Tpk Rev Sub, Ser A (AGL Insd)	5.000	06/01/39	1,981,720

				7,848,766

	Rhode Island 0.4%
1,075	Rhode Island Hsg & Mtg Fin Corp Homeownership Oppty, Ser 57-B (AMT)	5.350	10/01/37	1,084,911
1,810	Rhode Island St Econ Dev Corp Arpt Rev, Ser A (AGL Insd) (AMT)	5.250	07/01/28	1,853,223
255	Rhode Island St Econ Dev Corp Rev	7.250	07/01/10	254,771

				3,192,905

	South Carolina 1.6%
700	Piedmont Muni Pwr Agy SC Elec Rev Rfdg	5.000	01/01/25	700,315
2,000	Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000	01/01/24	2,099,100

26
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$500	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125%	10/01/26	$417,895
1,000	South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.000	02/01/19	1,092,130
2,000	South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt AnmedHlth, Ser B (AGL Insd)	5.375	02/01/29	2,138,380
1,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	863,180
1,000	South Carolina Jobs Econ Rfdg & Impt Palmetto Hlth	5.750	08/01/39	1,023,290
2,000	South Carolina St Pub Svc Auth Santee Cooper, Ser A	5.500	01/01/38	2,253,880
555	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	555,200

				11,143,370

	Tennessee 0.9%
1,000	Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/25	868,300
4,000	Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg, Ser B (NATL Insd) (Prerefunded @ 7/01/12)	7.750	07/01/29	4,579,280
1,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth, Ser A	5.500	07/01/36	1,003,260

				6,450,840

	Texas 8.2%
3,615	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	3,529,722
450	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	263,034
500	Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke’s Lutheran Hosp (f)	7.000	05/01/21	692,835
1,100	Brazos Riv TX Hbr Nav Dist Brazoria Cnty Environmental Dow Chemical Co Proj, Ser A-4 (AMT) (a)	5.950	05/15/33	1,026,113
5,000	Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500	11/01/31	5,066,500
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750	11/01/18	500,750
1,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000	11/01/23	1,001,260
1,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.250	12/01/35	1,143,200
2,000	Harris Cnty, TX Sr Lien Toll Rd, Ser A	5.000	08/15/38	2,165,140
1,805	Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500	02/15/23	1,678,722
1,250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	1,111,325
3,000	McLennan Cnty, TX Pub Fac Corp Proj Rev	6.625	06/01/35	3,328,440

27
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,000	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.200%	01/01/21	$2,000,380
2,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (a)	6.000	08/01/20	2,146,700
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625	01/01/33	1,069,650
2,000	North TX Twy Auth Rev Sys First Tier Rfdg, Ser A	6.000	01/01/23	2,241,340
2,000	North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2 (a)	6.000	01/01/38	2,175,460
4,000	North TX Twy Auth Rev Toll 2nd Tier Rfdg, Ser F	6.125	01/01/31	4,263,000
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	511,025
1,500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement CC Young Mem Hom Proj	5.750	02/15/29	1,274,505
1,750	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750	11/15/37	1,630,073
5,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250	11/15/37	4,653,150
2,200	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750	02/15/25	1,955,668
3,250	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750	07/01/18	3,673,995
725	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Ser C-2 (GNMA Collateralized) (AMT) (l)	12.007	07/02/24	864,004
4,000	Texas St Trans Commn Mobility Fd (c)	5.000	04/01/28	4,433,320
2,000	Texas St Trans Commn Rev First Tier, Ser A	5.000	04/01/20	2,266,920
1,500	Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put (a)	5.000	08/15/42	1,536,285

				58,202,516

	Utah 2.0%
1,340	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (b) (h)	7.800	09/01/15	93,800
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (b) (h)	7.800	09/01/25	70,000
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (b) (h)	8.000	09/01/20	70,000
11,000	Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg	6.150	02/15/12	11,751,080
1,935	Utah Hsg Corp Single Family Mtg Rev, Ser C-1 (AMT)	5.700	07/01/28	2,017,586
600	Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800	06/15/38	531,486

				14,533,952

	Vermont 0.3%
1,000	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	874,380

28
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Vermont (Continued)
$1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj (Prerefunded @ 10/01/09)	6.625%	10/01/29	$1,000,160

				1,874,540

	Virginia 1.1%
887	Farms New Kent VA Cmnty Dev Auth Spl Assmt, Ser A	5.125	03/01/36	556,140
1,300	Lexington, VA Indl Dev Auth Residential Care Fac Rev Mtg Kendal at Lexington, Ser A	5.500	01/01/37	1,044,069
1,000	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	849,260
1,000	Virginia Small Business Fin Auth Rev Hampton Rd Proton (Acquired 8/07/09, Cost $983,180) (i)	8.000	07/01/19	1,067,480
2,000	Washington Cnty, VA Indl Dev Au Mtn Sts Hlth Alliance, Ser C	7.500	07/01/29	2,334,240
1,750	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	1,714,248

				7,565,437

	Washington 2.3%
1,000	FYI Ppty Wash Lease Rev WA St Dis Proj	5.500	06/01/39	1,089,260
950	Kalispel Tribe Indians Priority Dist WA Rev	6.625	01/01/28	828,847
2,000	Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750	04/01/23	2,395,640
1,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser A (FSA Insd)	5.250	08/15/28	1,070,950
1,100	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007-A (Acquired 5/07/08, Cost $1,100,000) (i)	6.000	01/01/27	994,741
9,000	Washington St Motor Vehicle Fuel, Ser 2010-B (c)	5.000	08/01/30	9,953,010

				16,332,448

	West Virginia 0.3%
1,000	Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500	10/15/37	978,990
250	Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Centre Fin Dist, Ser A	5.850	06/01/34	219,868
855	Pleasants Cnty, WV Pollutn Ctl Rev Cnty Comm Allegheny Rfdg, Ser F	5.250	10/15/37	829,350

				2,028,208

	Wisconsin 4.4%
2,000	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375	11/01/21	2,042,620
8,125	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300	09/01/23	8,460,319
6,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (c)	5.125	09/01/28	6,043,920
8,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (c)	5.200	03/01/38	7,972,680
2,355	Wisconsin St Gen Rev Appropriation Rev, Ser A	5.375	05/01/25	2,727,914

29
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wisconsin (Continued)
$500	Wisconsin St Hlth & Ed Fac Auth Rev Prohlth Care Inc Oblig Grp	6.375%	02/15/29	$551,315
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Prohlth Care Inc Oblig Grp	6.625	02/15/39	1,097,600
1,250	Wisconsin St Hlth & Ed Fac Rfdg Catholic Residential Svcs	5.250	05/01/28	1,101,150
1,000	Wisconsin St Hlth & Ed Fac St Johns Cmnty Inc, Ser A (k)	7.250	09/15/29	1,001,020

				30,998,538

	Wyoming 1.1%
4,000	Campbell Cnty, WY Solid Wst Fac Basin Elec Pwr Coop, Ser A	5.750	07/15/39	4,316,480
1,000	Wyoming Muni Pwr Agy Pwr Supply, Ser A (k)	5.000	01/01/36	1,016,970
2,360	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.500	01/01/33	2,486,095

				7,819,545

	Puerto Rico 0.3%
2,000	Puerto Rico Elec Pwr Auth Pwr Rev, Ser WW	5.250	07/01/33	2,049,180

Total Long-Term Investments 107.4% (Cost $760,907,407)				763,961,301

Total Short-Term Investments 0.5% (Cost $3,400,000)				3,400,000

Total Investments 107.9% (Cost $764,307,407)				767,361,301

Liability for Floating Rate Note Obligations Related to Securities Held (8.8%) (Cost ($62,445,000))
(62,445)	Notes with interest rates ranging from 0.30% to 0.80% at September 30, 2009 and contractual maturities of collateral ranging from 2023 to 2039 (See Note 1(G) in the Notes to Financial Statements)(g)			(62,445,000)

Total Net Investments 99.1% (Cost $701,862,407)				704,916,301

Other Assets in Excess of Liabilities 0.9%				6,527,798

Net Assets 100.0%				$711,444,099

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Variable Rate Coupon

30
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

(b)	Security has been deemed illiquid.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(G) in the Notes to Financial Statements for further information.

(d)	Security is a “step up” bond where the coupon increases or steps up at a predetermined date.

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Escrowed to Maturity

(g)	Floating rate notes. The interest rates shown reflect the rates in the effect at September 30, 2009.

(h)	Non-income producing security.

(i)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.5% of net assets.

(j)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(k)	Security purchased on a when-issued or delayed delivery basis.

(l)	Inverse Floating Rate

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
NATL—National Public Finance Guarantee Corp.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Municipal Bonds issued by states of the United States and Political Subdivisions of the United States	$—	$767,361,301	$—	$767,361,301

31
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $764,307,407)	$767,361,301
Cash	85,039
Receivables:
Interest	10,750,495
Fund Shares Sold	1,295,303
Investments Sold	350,249
Other	196,474

Total Assets	780,038,861

Liabilities:
Payables:
Floating Rate Note Obligations	62,445,000
Investments Purchased	2,987,990
Fund Shares Repurchased	1,678,406
Income Distributions	497,161
Investment Advisory Fee	274,851
Distributor and Affiliates	217,229
Trustees’ Deferred Compensation and Retirement Plans	283,223
Accrued Expenses	210,902

Total Liabilities	68,594,762

Net Assets	$711,444,099

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$748,863,933
Net Unrealized Appreciation	3,053,894
Accumulated Undistributed Net Investment Income	128,440
Accumulated Net Realized Loss	(40,602,168)

Net Assets	$711,444,099

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $640,103,031 and 47,983,569 shares of beneficial interest issued and outstanding)	$13.34
Maximum sales charge (4.75%* of offering price)	0.67

Maximum offering price to public	$14.01

Class B Shares:
Net asset value and offering price per share (Based on net assets of $22,144,169 and 1,662,357 shares of beneficial interest issued and outstanding)	$13.32

Class C Shares:
Net asset value and offering price per share (Based on net assets of $44,133,304 and 3,319,035 shares of beneficial interest issued and outstanding)	$13.30

Class I Shares:
Net asset value and offering price per share (Based on net assets of $5,063,595 and 379,755 shares of beneficial interest issued and outstanding)	$13.33

*	On sales of $100,000 or more, the sales charge will be reduced.

32
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$39,108,201

Expenses:
Investment Advisory Fee	2,923,570
Distribution (12b-1) and Service Fees
Class A	1,364,827
Class B	166,913
Class C	285,657
Interest and Residual Trust Expenses	679,609
Transfer Agent Fees	358,257
Accounting and Administrative Expenses	186,824
Professional Fees	129,776
Reports to Shareholders	66,746
Registration Fees	65,372
Custody	47,314
Trustees’ Fees and Related Expenses	45,257
Other	31,688

Net Expenses	6,351,810

Net Investment Income	$32,756,391

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(12,212,740)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(66,562,967)
End of the Period	3,053,894

Net Unrealized Appreciation During the Period	69,616,861

Net Realized and Unrealized Gain	$57,404,121

Net Increase in Net Assets From Operations	$90,160,512

33
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$32,756,391	$31,313,700
Net Realized Loss	(12,212,740)	(5,660,535)
Net Unrealized Appreciation/Depreciation During the Period	69,616,861	(77,397,765)

Change in Net Assets from Operations	90,160,512	(51,744,600)

Distributions from Net Investment Income:
Class A Shares	(33,458,420)	(29,764,166)
Class B Shares	(891,332)	(797,185)
Class C Shares	(1,513,303)	(851,637)
Class I Shares	(46,845)	(18,149)

Total Distributions	(35,909,900)	(31,431,137)

Net Change in Net Assets from Investment Activities	54,250,612	(83,175,737)

From Capital Transactions:
Proceeds from Shares Sold	210,936,630	87,886,640
Net Asset Value of Shares Issued Through Dividend Reinvestment	29,661,009	24,675,563
Cost of Shares Repurchased	(144,341,770)	(133,106,128)

Net Change in Net Assets from Capital Transactions	96,255,869	(20,543,925)

Net Change in Net Assets	150,506,481	(103,719,662)
Net Assets:
Beginning of the Period	560,937,618	664,657,280

End of the Period (Including accumulated undistributed net investment income of $128,440 and $3,296,756, respectively)	$711,444,099	$560,937,618

34
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$12.45	$14.29	$14.84	$14.71	$14.81

Net Investment Income (a)	0.66	0.69	0.62	0.64	0.64
Net Realized and Unrealized Gain/Loss	0.96	(1.84)	(0.52)	0.14	(0.09)

Total from Investment Operations	1.62	(1.15)	0.10	0.78	0.55
Less Distributions from Net Investment Income	0.73	0.69	0.65	0.65	0.65

Net Asset Value, End of the Period	$13.34	$12.45	$14.29	$14.84	$14.71

Total Return (b)	13.88%	–8.31%	0.66%	5.46%	3.78%
Net Assets at End of the Period (In millions)	$640.1	$526.7	$625.9	$613.6	$587.6
Ratio of Expenses to Average Net Assets	1.01%	1.41%	1.28%	1.11%	1.04%
Ratio of Net Investment Income to Average Net Assets	5.57%	5.03%	4.21%	4.40%	4.35%
Portfolio Turnover	29%	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%	0.88%	0.87%	0.89%	0.88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

35
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$12.43	$14.27	$14.82	$14.69	$14.79

Net Investment Income (a)	0.57	0.59	0.51	0.53	0.53
Net Realized and Unrealized Gain/Loss	0.96	(1.84)	(0.52)	0.14	(0.09)

Total from Investment Operations	1.53	(1.25)	(0.01)	0.67	0.44
Less Distributions from Net Investment Income	0.64	0.59	0.54	0.54	0.54

Net Asset Value, End of the Period	$13.32	$12.43	$14.27	$14.82	$14.69

Total Return (b)	13.05%	–9.02%	–0.09%	4.69%	3.03%
Net Assets at End of the Period (In millions)	$22.1	$15.7	$20.9	$29.6	$38.1
Ratio of Expenses to Average Net Assets	1.76%	2.17%	2.03%	1.86%	1.79%
Ratio of Net Investment Income to Average Net Assets	4.81%	4.26%	3.45%	3.64%	3.60%
Portfolio Turnover	29%	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%	1.63%	1.62%	1.64%	1.63%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$12.41	$14.24	$14.79	$14.67	$14.77

Net Investment Income (a)	0.57	0.59	0.50	0.53	0.53
Net Realized and Unrealized Gain/Loss	0.96	(1.83)	(0.51)	0.13	(0.09)

Total from Investment Operations	1.53	(1.24)	(0.01)	0.66	0.44
Less Distributions from Net Investment Income	0.64	0.59	0.54	0.54	0.54

Net Asset Value, End of the Period	$13.30	$12.41	$14.24	$14.79	$14.67

Total Return (b)	13.08%	–8.97%	–0.10%	4.62%	3.03%
Net Assets at End of the Period (In millions)	$44.1	$18.3	$17.4	$14.3	$12.5
Ratio of Expenses to Average Net Assets	1.76%	2.17%	2.04%	1.86%	1.79%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.31%	3.46%	3.65%	3.60%
Portfolio Turnover	29%	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.65%	1.63%	1.62%	1.64%	1.63%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

37
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 12, 2005
					(Commencement of
	Year Ended September 30,				Operations) to
Class I Shares	2009	2008	2007	2006	September 30, 2005

Net Asset Value, Beginning of the Period	$12.45	$14.29	$14.83	$14.71	$14.71

Net Investment Income (a)	0.70	0.72	0.65	0.68	0.09
Net Realized and Unrealized Gain/Loss	0.94	(1.83)	(0.50)	0.13	-0- **

Total from Investment Operations	1.64	(1.11)	0.15	0.81	0.09
Less Distributions from Net Investment Income	0.76	0.73	0.69	0.69	0.09

Net Asset Value, End of the Period	$13.33	$12.45	$14.29	$14.83	$14.71

Total Return (b)	14.08%	–8.07%	0.98%	5.65%	0.60% *
Net Assets at End of the Period (In millions)	$5.1	$0.3	$0.4	$1.4	$1.3
Ratio of Expenses to Average Net Assets	0.77%	1.16%	1.03%	0.86%	0.82%
Ratio of Net Investment Income to Average Net Assets	5.89%	5.25%	4.42%	4.67%	4.56%
Portfolio Turnover	29%	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.66%	0.63%	0.62%	0.64%	0.66%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

**	Amount is less than $0.01.

38
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formally known as FAS 157), effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or

39

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had $2,987,990 of when-issued and delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2009, the Fund had an

40

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $35,715,991, which will expire according to the following schedule:

Amount	Expiration

$7,248,633	September 30, 2010
10,905,393	September 30, 2015
4,317,804	September 30, 2016
13,244,161	September 30, 2017

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$701,620,333

Gross tax unrealized appreciation	$44,797,354
Gross tax unrealized depreciation	(41,500,107)

Net tax unrealized appreciation on investments	$3,297,247

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$30,819	$9,579
Tax-exempt Income	35,870,538	31,551,361

	$35,901,357	$31,560,940

Permanent differences, primarily due to a portion of the capital loss carry-forward expiring in the current year in the amount of $9,728,055, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(14,807)	$9,753,163	$(9,738,356)

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,254
Undistributed tax-exempt income	2,643,777

41

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses of $5,132,957 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $108,722,004 are held by the dealer trusts and serve as collateral for the $62,445,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2009 were $52,066,421 and 1.31%, respectively.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than events described in Note 10, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.50%
Over $500 million	0.45%

42

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

For the year ended September 30, 2009, the Fund recognized expenses of approximately $32,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $86,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $127,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $183,000 are included in “Other” assets on the Statements of Assets and Liabilities at September 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $243,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $70,800. Sales charges do not represent expenses of the Fund.

43

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	14,323,247	$167,520,464	5,406,899	$74,290,756
Class B	854,259	10,177,675	216,388	2,957,972
Class C	2,392,360	28,258,639	769,281	10,621,116
Class I	390,745	4,979,852	1,209	16,796

Total Sales	17,960,611	$210,936,630	6,393,777	$87,886,640

Dividend Reinvestment:
Class A	2,319,047	$27,668,379	1,733,312	$23,438,460
Class B	60,367	720,029	44,260	597,790
Class C	102,921	1,233,866	46,229	621,630
Class I	3,204	38,735	1,303	17,683

Total Dividend Reinvestment	2,485,539	$29,661,009	1,825,104	$24,675,563

Repurchases:
Class A	(10,958,238)	$(130,161,405)	(8,655,800)	$(118,944,913)
Class B	(513,985)	(6,077,108)	(466,983)	(6,396,345)
Class C	(649,926)	(7,688,261)	(562,831)	(7,646,423)
Class I	(35,409)	(414,996)	(8,741)	(118,447)

Total Repurchases	(12,157,558)	$(144,341,770)	(9,694,355)	$(133,106,128)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund received redemption fees of approximately $2,500, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $286,536,177 and $186,699,348, respectively.

6. Inverse Floating Rate Securities
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the

44

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures

45

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the year ended September 30, 2009.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $2,663,100 and $290,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

11. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the

46

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

47

Van Kampen Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

48

Van Kampen Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.91% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

49

Van Kampen Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

50

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

51

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1990	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

52

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

53

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

54

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1990	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

55

Van Kampen Municipal Income Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

56

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

57

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

49, 349, 549, 649
MIFANN 11/09
IU09-04905P-Y09/09

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Intermediate Term Municipal Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the Federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 5/28/93		since 5/28/93		since 10/19/93		since 8/12/05
		w/ max		w/max		w/ max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	5.10%	4.79%	4.73%	4.73%	3.99%	3.99%	4.39%

10-year	4.70	4.19	4.40	4.40	3.93	3.93	—

5-year	4.02	3.03	3.95	3.69	3.26	3.26	—

1-year	12.16	6.84	11.42	7.42	11.35	10.35	12.45

SEC 30-day Yield	3.35%		2.80%		2.79%		3.71%

Unsubsidized SEC 30-day Yield	3.26%		2.70%		2.69%		3.61%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or

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service fee. Figures shown above assume reinvestment of all dividends and capital gains.

The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. SEC 30-day yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

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Performance Analysis

All share classes of Van Kampen Intermediate Term Municipal Income Fund underperformed the Barclays Capital Municipal Bond Index (the “Index”) for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

				Barclays Capital
Class A	Class B	Class C	Class I	Municipal Bond Index

12.16%	11.42%	11.35%	12.45%	14.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund held a position in non-rated municipal bonds, which are not represented in the Index. Although these high yield issues, which were primarily in the hospital, life care and dedicated tax sectors, performed well over the past six months, they have not fully recovered from the sell off in the fourth quarter of 2008, when extreme risk aversion led investors to flee risky assets in favor of the relative safety of Treasury bonds and money market funds. As a result, they were a drag on performance for the overall reporting period.

•	An overweight to BBB rated bonds also detracted from relative performance.

•	With regard to yield-curve positioning, the Fund typically focuses on intermediate maturity issues whereas the Index reflects the performance of longer maturity issues. Given the outperformance of the long end of the municipal yield curve for the period, the Fund’s shorter average maturities held back returns. However, an underweight in the five-year segment of the curve and overweight in the 10- to-15 year portion of the curve was advantageous to performance.

•	The Fund’s lower relative exposure to pre-refunded bonds was advantageous as these short maturity bonds underperformed for the period.

•	The Fund’s industrial development revenue/pollution control revenue (IDR/PCR) bonds, also referred to as corporate-backed bonds, aided returns as strong demand drove prices in the sector higher.

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Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Ratings Allocation as of 9/30/09 (Unaudited)

AAA/Aaa	18.4%
AA/Aa	20.3
A/A	27.7
BBB/Baa	19.3
Non-Rated	14.3

Top Five Sectors as of 9/30/09 (Unaudited)

Hospital	19.4%
Utilities	9.2
Public Education	7.5
General Purpose	6.8
Wholesale Electric	6.3

Summary of Investments by State/Country Classification as of 9/30/09 (Unaudited)

California	11.9%
Texas	7.8
Florida	6.1
Ohio	4.7
Illinois	4.7
Washington	4.0
New York	3.7
Pennsylvania	3.6
Arizona	3.4
Indiana	3.2
Missouri	2.9
Wisconsin	2.7
Maryland	2.5
Colorado	2.5
North Carolina	2.5
New Jersey	2.3
Oklahoma	2.3
Michigan	2.2
Alabama	2.1
South Carolina	2.1
Louisiana	2.0
Virginia	1.9
Massachusetts	1.8
Nevada	1.8
Kentucky	1.7
Hawaii	1.6
Kansas	1.4
Minnesota	1.3
New Mexico	1.3
Tennessee	1.2
Georgia	1.2
Alaska	1.1
Iowa	0.9
Nebraska	0.8
New Hampshire	0.8
Guam	0.7
North Dakota	0.7
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Summary of Investments by State/Country Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Idaho	0.5%
Wyoming	0.4
Puerto Rico	0.4
Arkansas	0.3
Mississippi	0.3
West Virginia	0.3
Virgin Islands	0.2
Delaware	0.2

Total Investments	102.0
Liability for Floating Rate Note Obligations	(1.4)

Total Net Investments	100.6
Liabilities in Excess of Other Assets	(0.6)

Net Assets	100.0%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

8

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,104.56	$4.80
Hypothetical	1,000.00	1,020.51	4.61
(5% annual return before expenses)

Class B
Actual	1,000.00	1,098.78	9.31
Hypothetical	1,000.00	1,016.19	8.95
(5% annual return before expenses)

Class C
Actual	1,000.00	1,099.64	8.74
Hypothetical	1,000.00	1,016.75	8.39
(5% annual return before expenses)

Class I
Actual	1,000.00	1,104.89	3.43
Hypothetical	1,000.00	1,021.81	3.29
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.77%, 1.66% and 0.65% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expense.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,104.56	$4.70
Hypothetical	1,000.00	1,020.61	4.51
(5% annual return before expenses)

Class B
Actual	1,000.00	1,098.78	9.26
Hypothetical	1,000.00	1,016.24	8.90
(5% annual return before expenses)

Class C
Actual	1,000.00	1,099.64	8.63
Hypothetical	1,000.00	1,016.85	8.29
(5% annual return before expenses)

Class I
Actual	1,000.00	1,104.89	3.32
Hypothetical	1,000.00	1,021.91	3.19
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, 1.76%, 1.64% and 0.63% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund

12

and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

13

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

14

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 99.6% Alabama 1.6%
$2,000	Birmingham, AL Spl Care Fac Fin Auth Hlthcare Fac Rev Childrens Hosp (AGL Insd)	5.750%	06/01/29	$2,095,520
1,260	Dothan Houston Cnty, AL Arpt Auth (NATL Insd) (AMT)	5.400	12/01/15	1,307,930
1,000	Healthcare Auth For Baptist Hlth AL, Ser A (a)	6.125	11/15/36	1,058,670

				4,462,120

	Alaska 1.1%
250	Alaska Muni Bd Bk, Ser 1	5.000	09/01/22	271,857
400	Alaska Muni Bd Bk, Ser 1	5.250	09/01/24	437,816
1,000	Matanuska-Susitna Boro, AK Lease Rev Goose Creek Correctional Ctr (AGL Insd)	5.000	09/01/19	1,168,320
1,000	Matanuska-Susitna Boro, AK Lease Rev Goose Creek Correctional Ctr (AGL Insd)	5.500	09/01/23	1,178,300

				3,056,293

	Arizona 3.4%
500	Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser A	5.000	07/01/14	535,945
1,500	Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser C (a)	5.000	07/01/38	1,607,835
1,000	Maricopa Cnty, AZ Pollutn Rfdg AZ Pub Svc Co, Ser A (a)	6.000	05/01/29	1,047,020
1,000	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C (a)	5.500	06/01/34	1,044,320
1,000	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E (a)	5.750	06/01/34	1,044,200
1,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.000	07/01/13	1,091,990
135	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Rfdg, Ser A (FSA Insd)	7.250	07/15/10	135,751
500	Pima Cnty, AZ Indl Dev Auth Wtr & Wastewtr Rev Global Wtr Res LLC Proj (AMT)	6.375	12/01/18	499,430
500	Pinal Cnty, AZ Elec Dist No. 4 Sys Rev	5.250	12/01/18	515,750
1,000	Salt River Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A	5.000	01/01/22	1,164,460
1,000	University Med Ctr Corp AZ Hosp Rev	5.250	07/01/17	1,055,930

				9,742,631

	Arkansas 0.3%
950	University of AR Rev UALR Cap Impt, Ser B (FSA Insd)	4.500	12/01/19	1,017,118

	California 11.9%
2,000	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/21	1,240,700
500	California Hlth Fac Fin Auth Rev Adventist Hlth Sys West, Ser C	5.000	03/01/14	528,495
875	California Muni Fin Auth Ed Fac Rev High Tech High Chula Vista, Ser B (b)	5.500	07/01/18	810,582
1,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev USA Waste Svc Inc Rfdg, Ser A (AMT) (a)	4.500	06/01/18	1,007,380
1,500	California St Dept Wtr Res Pwr, Ser A (AMBAC Insd) (Prerefunded @ 5/01/12)	5.375	05/01/18	1,683,705
2,000	California St Dept Wtr Res Pwr Supply Rev, Ser F-5	5.000	05/01/22	2,244,420

15
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,000	California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Gtd)	6.250%	08/01/24	$2,250,160
1,275	California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	5.250	11/15/14	1,332,388
600	California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	6.250	11/15/19	651,528
1,000	Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	5.700	09/01/22	932,870
1,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000	09/01/23	997,280
1,000	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	927,310
1,500	Los Angeles, CA Uni Sch Dist, Ser F	5.000	07/01/19	1,725,945
470	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (b)	5.500	03/01/18	421,322
495	Palm Springs, CA Arpt Rfdg Sub Palm Springs Intl Arpt (AMT)	5.300	07/01/13	486,224
565	Perris, CA Pub Fin Auth Rev Tax Alloc	4.750	10/01/13	556,615
1,500	Port Oakland, CA, Ser L (NATL Insd) (AMT)	5.000	11/01/21	1,507,245
3,000	Poway, CA Uni Sch Dist Election 2008 Impt Dist 07-1-A	*	08/01/21	1,768,530
330	Quechan Indian Tribe Ft Yuma Indian Res CA Govt Proj	6.625	12/01/17	268,752
1,500	Richmond, CA Jt Pwr Fin Auth Rev Lease Point Potrero, Ser A	6.250	07/01/24	1,604,700
2,000	Sacramento Cnty, CA Arpt Sys Sub-Pfc/Gnt, Ser D	5.375	07/01/26	2,197,400
1,085	San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.000	08/01/20	1,185,156
1,000	San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.250	08/01/22	1,094,480
750	Twin Rivers Uni Sch Dist CA Bd Antic Nts	*	04/01/14	611,123
795	University CA Rev, Ser O (c)	5.750	05/15/23	965,738
1,185	University CA Rev, Ser O (c)	5.750	05/15/25	1,427,149
1,000	Vernon, CA Elec Sys Rev, Ser A	5.125	08/01/21	1,066,290
1,000	Vernon, CA Elec Sys Rev, Ser A	5.500	08/01/15	1,116,320
1,000	West Contra Costa, CA Uni Sch Dist Election of 2005, Ser B	6.000	08/01/23	1,203,760

				33,813,567

	Colorado 2.5%
500	Colorado Hlth Fac Auth Rev Christian Living Cmnty Proj, Ser A	5.250	01/01/15	514,035
1,560	Colorado Springs, CO Util Rev Sys Sub Lien Impt, Ser A	5.000	11/15/19	1,684,566
1,000	Denver, CO City & Cnty Arpt Rev Rfdg, Ser D (FSA Insd) (AMT)	5.500	11/15/12	1,067,230
2,000	Denver, CO City & Cnty Just Sys (c)	5.000	08/01/24	2,142,860
500	Denver, CO City & Cnty Just Sys (c)	5.000	08/01/25	567,088
1,000	University of CO Enterprise Sys Rev, Ser A	5.500	06/01/25	1,162,460

				7,138,239

16
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Delaware 0.2%
$500	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000%	09/01/22	$466,980

	Florida 6.1%
1,000	Brevard Cnty, FL Sch Brd Ctf Rfdg, Ser B (NATL Insd)	5.000	07/01/20	1,047,860
1,000	Broward Cnty, FL Arpt Sys Rev Rfdg, Ser E (NATL Insd) (AMT)	5.375	10/01/13	1,006,870
2,000	Florida St Brd Ed Pub Ed Rfdg Cap Outlay 2007, Ser A	5.000	06/01/19	2,276,380
500	Halifax, FL Hosp Med Ctr Hosp Rfdg & Impt, Ser A	5.250	06/01/19	521,955
3,000	Highlands Cnty, FL Hlth Fac Auth Rev Adventist Hlth, Ser A (a)	6.500	11/15/38	3,476,250
1,650	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty IDA Rfdg (AMBAC Insd) (a)	5.000	12/01/34	1,717,551
250	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	82,682
250	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $250,000) (d)	6.900	05/01/17	219,247
1,500	Miami Dade Cnty, FL Indl Dev Auth Solid Waste Disp Rev Mgmt Inc of FL Proj (a) (e)	2.750	10/01/18	1,499,955
500	Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375	07/01/20	451,380
1,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (FSA Insd)	6.000	11/15/22	1,002,500
1,500	Orange Cnty, FL Sch Brd Ctf, Ser A (AMBAC Insd)	5.250	08/01/14	1,622,055
1,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (a)	5.350	03/15/42	1,086,950
750	Seminole Tribe FL Spl Oblig Rev, Ser A (b)	5.750	10/01/22	739,883
670	Tolomato Cmnty Dev Dist FL Spl Assmt	6.450	05/01/23	549,293

				17,300,811

	Georgia 1.2%
1,500	Atlanta, GA Wtr & Wastewtr Rev, Ser A	5.250	11/01/17	1,648,620
1,000	Fulton Cnty, GA Dev Auth Rev Robert Woodruff Rfdg, Ser B	5.250	03/15/24	1,080,430
600	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	620,286

				3,349,336

	Hawaii 1.6%
1,875	Hawaii St, Ser DK (c)	5.000	05/01/23	2,133,384
250	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.875	11/15/23	273,195
2,000	Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-2	6.400	11/15/14	2,031,880

				4,438,459

	Idaho 0.5%
500	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500	11/01/23	575,090
955	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.000	07/01/17	991,691

				1,566,781

17
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois 4.7%
$1,000	Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600%	01/01/23	$790,030
500	Hodgkins, IL Tax Increment Rev Sr Lien Rfdg	5.000	01/01/14	522,130
1,140	Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg (AGL Insd)	4.600	03/01/17	1,227,313
1,000	Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A (a)	5.500	03/01/14	1,000,220
1,000	Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.125	11/01/23	1,133,610
1,000	Illinois Fin Auth Rev Art Inst Chicago, Ser A	5.250	03/01/19	1,127,730
750	Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.000	08/15/22	703,275
1,635	Illinois Fin Auth Rev IL Inst Technology	6.250	02/01/19	1,771,882
500	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	5.250	05/15/14	498,650
1,000	Illinois Fin Auth Rev Silver Cross Hosp & Med Rfdg	6.000	08/15/23	1,052,590
1,500	Illinois Hlth Fac Auth Rev Sherman Hlth Sys (AMBAC Insd)	5.250	08/01/17	1,499,940
300	Lincolnshire, IL Spl Svc Area Sedgebrook Proj	5.000	03/01/11	295,641
809	Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	711,022
1,000	Round Lake Beach, IL Tax Increment Rev	4.650	12/15/13	1,001,660

				13,335,693

	Indiana 3.2%
1,000	Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500	01/01/18	1,079,780
1,000	Carmel Cnty, IN Redev Auth Opt Income Tax Lease Rent Rev (NATL Insd)	5.000	07/01/22	1,069,290
830	Hobart, IN Bldg Corp First Mtg (NATL Insd)	5.500	07/15/13	948,375
500	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/22	514,690
365	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/24	395,109
200	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/25	215,598
175	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/26	187,603
500	Indiana Muni Pwr Agy Pwr Supply Sys Rev, Ser B	5.250	01/01/24	545,080
2,000	Indiana St Fin Auth Environmental Fac Rev IN Pwr & LT Co Proj Rfdg, Ser A	4.900	01/01/16	2,114,460
500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100	01/15/17	505,420
400	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj, Ser A	5.750	05/15/13	409,344
1,000	University Southn IN Rev Student Fee, Ser J (AGL Insd)	5.000	10/01/19	1,126,570

				9,111,319

	Iowa 0.9%
1,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	5.625	06/01/23	1,056,420

18
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$500	Coralville, IA Ctf Partn, Ser D	5.250%	06/01/22	$518,740
1,000	Iowa Fin Auth Hlth Fac Rev IA Hlth Sys (AGL Insd)	5.000	02/15/19	1,093,860

				2,669,020

	Kansas 1.4%
1,000	Burlington, KS Environmental Impt Rev KC Pwr LT Rfdg, Ser B (Syncora Gtd) (a)	5.000	12/01/23	1,036,570
500	Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr Inc, Ser L	5.250	11/15/16	537,650
1,000	Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.500	11/15/23	1,111,500
1,000	Shawnee Cnty, KS Sch Dist 501 Topeka (Prerefunded @ 2/01/12)	5.000	02/01/20	1,094,920
120	Wyandotte Cnty, KS City KS Univ Brd of Public Util Office Bldg Complex Proj (NATL Insd)	5.000	05/01/11	126,390

				3,907,030

	Kentucky 1.7%
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.000	08/15/18	1,124,100
1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375	08/15/24	1,106,550
310	Kentucky Hsg Corp Hsg Rev, Ser A (AMT)	5.000	01/01/23	315,961
1,000	Louisville & Jefferson Cnty, KY, Ser C (FSA Insd) (AMT)	5.500	07/01/17	1,061,030
1,000	Paducah, KY Elec Plant Brd Rev, Ser A (AGL Insd)	5.000	10/01/25	1,114,550

				4,722,191

	Louisiana 2.0%
593	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	488,935
1,000	Louisiana St Citizens Ppty Ins Corp Assmt Rev, Ser B (AMBAC Insd)	5.000	06/01/20	1,012,200
1,000	Louisiana St Citizens Ppty Ins Corp Assmt Rev, Ser C-1 (AGL Insd)	5.875	06/01/23	1,139,300
1,235	New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000	01/01/18	1,384,583
500	New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000	01/01/19	562,185
1,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (a)	5.250	11/01/37	1,034,830

				5,622,033

	Maryland 2.5%
1,000	Maryland St Econ Dev Corp Student Hsg Rev Univ MD College Pk Proj Rfdg (CIFG Insd)	5.000	06/01/13	1,051,190
625	Maryland St Econ Dev Corp Univ MD College Pk Proj (f)	5.750	06/01/13	728,125
500	Maryland St Hlth & Higher Ed Fac Auth Rev Johns Hopkins Hlth Sys, Ser B (a)	5.000	05/15/48	552,370
250	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	5.250	01/01/23	254,843
480	Maryland St Hlth & Higher King Farm Presbyterian Cmnty, Ser B	5.000	01/01/17	443,280

19
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Maryland (Continued)
$3,000	Maryland St Trans Auth Grant & Rev Antic	5.250%	03/01/20	$3,646,920
500	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	4.700	07/01/15	487,525

				7,164,253

	Massachusetts 1.8%
500	Massachusetts St Dev Fin Agy Rev Sabis Intl Chrt, Ser A	6.700	04/15/21	537,815
1,500	Massachusetts St Dev Fin Agy Solid Waste Disp Rev Dominion Energy Brayton Rfdg, Ser 1 (a)	5.750	12/01/42	1,620,000
1,500	Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser D (NATL Insd)	5.250	07/01/23	1,537,965
1,000	Massachusetts St Hlth & Ed Fac Auth Rev Northeastern Univ, Ser T-2 (a)	4.100	10/01/37	1,020,450
500	Massachusetts St Hlth & Ed Fac Auth Rev Quincy Med Ctr, Ser A	5.850	01/15/18	485,270

				5,201,500

	Michigan 2.2%
1,000	Brighton, MI Area Sch Dist Rfdg	5.250	05/01/18	1,091,950
1,000	Brighton, MI Area Sch Dist Rfdg	5.250	05/01/20	1,091,950
250	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig-Henry Ford Vlg	6.000	11/15/18	227,187
470	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000	05/15/20	473,417
1,000	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (a)	5.500	01/15/47	1,091,750
2,000	Michigan St Strategic Fd Ltd Oblig Rev Dow Chem Rfdg, Ser A-1 (AMT) (a)	6.750	12/01/28	2,138,900
250	Michigan St Strategic Fd Ltd Oblig United Waste Sys Proj (AMT)	5.200	04/01/10	251,763

				6,366,917

	Minnesota 1.3%
250	Dakota Cnty, MN Cmnty Dev Agy Multi Family Hsg Rev Rfdg Com on Marice Proj, Ser A	5.000	11/01/22	218,675
250	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.500	11/01/17	248,537
430	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.000	10/01/16	434,928
500	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375	11/15/23	573,935
2,000	Northern Muni Pwr Agy MN Elec Sys Rev Rfdg, Ser A (AGL Insd)	5.000	01/01/15	2,241,480

				3,717,555

	Mississippi 0.3%
1,000	Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	1,000,030

	Missouri 2.9%
525	Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac Rev Saint Francis Med Ctr	5.000	06/01/21	561,944
500	Fenton, MO Tax Increment Rev Gravois Bluffs Redev Proj Rfdg	5.000	04/01/13	525,785

20
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$610	Ferguson, MO Tax Increment Rev Crossing at Halls Ferry Rfdg (g)	5.500%	04/01/14	$604,260
1,350	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	1,358,748
230	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	220,602
1,500	Missouri St Environmental Impt & Energy Res Auth KC Pwr & LT Co Proj (AMT) (a)	4.900	05/01/38	1,525,380
500	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.000	12/01/16	543,535
2,000	Saint Charles, MO Ctf Partn, Ser B	5.500	05/01/18	2,097,860
540	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Rfdg Ranken Jordan Proj	5.000	11/15/22	457,278
250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.250	09/01/17	254,690

				8,150,082

	Nebraska 0.8%
560	Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.125	04/01/23	647,433
1,500	University of NE Fac Corp Defd Maint (AMBAC Insd)	5.000	07/15/17	1,719,330

				2,366,763

	Nevada 1.8%
2,000	Clark Cnty, NV Arpt Rev Sys Sub Lien, Ser C (FSA Insd)	5.000	07/01/26	2,133,440
1,800	Humboldt Cnty, NV Pollutn Ctl Rev Idaho Pwr Co Proj Rfdg	5.150	12/01/24	1,902,780
1,000	Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	7.000	06/15/20	1,138,210

				5,174,430

	New Hampshire 0.8%
2,000	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (a)	7.125	07/01/27	2,155,540

	New Jersey 2.3%
1,500	New Jersey Econ Dev Auth Rev Cig Tax	5.500	06/15/16	1,552,800
500	New Jersey Econ Dev Auth Rev First Mtg Presbyterian, Ser A	6.250	11/01/20	482,745
1,000	New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser BB	5.000	09/01/34	1,056,010
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Clare’s Hosp Inc Rfdg, Ser A (Radian Insd) (f)	5.250	07/01/20	1,193,760
415	New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750	07/01/15	431,409
455	Rahway, NJ Ctf Partn (NATL Insd)	5.500	02/15/16	466,871
565	Rahway, NJ Ctf Partn (NATL Insd)	5.600	02/15/17	580,040
765	Tobacco Settlement Fin Corp NJ, Ser 1A	4.500	06/01/23	721,602

				6,485,237

	New Mexico 1.3%
1,000	Jicarilla, NM Apache Nation Rev, Ser A (Acquired 10/23/03, Cost $1,020,380) (d)	5.500	09/01/23	1,061,320
1,310	New Mexico Fin Auth Rev Sr Lien Pub Proj Revolving Fd, Ser B (NATL Insd)	5.000	06/01/17	1,491,003

21
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Mexico (Continued)
$1,000	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A	6.000%	08/01/23	$1,125,380

				3,677,703

	New York 3.7%
500	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.750	11/15/22	529,545
30	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	5.875	12/01/09	30,025
1,000	Long Island Pwr Auth NY Elec Gen, Ser C (Prerefunded @ 9/01/13)	5.500	09/01/17	1,165,190
210	Madison Cnty, NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Proj, Ser A	4.500	02/01/17	200,869
1,000	Metropolitan Trans Auth NY Svc Contract Rfdg, Ser A	5.750	07/01/18	1,203,430
1,500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	1,504,560
200	New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000	01/01/18	227,630
200	New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000	01/01/19	228,626
780	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT)	5.000	01/01/10	784,680
1,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.000	01/15/20	1,153,810
1,000	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.000	01/15/21	1,144,250
2,000	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000	06/15/21	2,277,160
5	Niagara Falls, NY Pub Impt (NATL Insd)	6.900	03/01/20	5,008

				10,454,783

	North Carolina 2.5%
2,000	North Carolina Eastn Mun Pwr Agy Pwr Sys Rev, Ser B (e)	5.000	01/01/26	2,104,260
1,000	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C	6.750	01/01/24	1,190,370
1,250	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C (AGL Insd)	6.000	01/01/19	1,341,675
630	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser D	6.450	01/01/14	641,825
500	North Carolina Med Care Commn Hlthcare Fac Rev Rfdg First Mtg Salemtowne	5.000	10/01/15	515,410
250	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.300	10/01/19	244,503
1,000	North Carolina Muni Pwr Agy, Ser A (NATL Insd)	5.250	01/01/19	1,058,670

				7,096,713

	North Dakota 0.7%
500	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.000	12/01/16	463,465
1,195	North Dakota Pub Fin Auth St Revolving Fd Pgm, Ser A	5.500	10/01/19	1,453,371

				1,916,836

22
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio 4.7%
$500	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (g)	6.250%	09/01/20	$412,530
500	Athens Cnty, OH Hosp Fac Rev & Impt O’Bleness Mem Rfdg, Ser A	6.250	11/15/13	518,010
2,065	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.125	06/01/24	1,957,682
1,370	Cleveland, OH Non Tax Rev Cleveland Stad Proj Rfdg (AMBAC Insd)	5.125	12/01/20	1,476,860
1,500	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000	02/01/24	1,640,415
1,000	Montgomery Cnty, OH Rev Miami Valley Hosp, Ser B (a)	5.250	11/15/39	1,062,360
750	Ohio Muni Elec Generation Agy Jt Venture 5 Ctf Ben Int Rfdg (AMBAC Insd)	5.000	02/15/21	767,422
1,500	Ohio St Air Quality Dev Auth Rev OH Pwr, Ser A (AMT) (a)	7.125	06/01/41	1,547,520
1,000	Ohio St Air Quality Dev Auth Rev Rfdg Pollutn Ctl First Energy, Ser C	5.625	06/01/18	1,088,940
2,000	Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Syst, Ser C (a)	3.750	01/15/25	2,035,660
1,000	Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150	07/15/15	1,004,040

				13,511,439

	Oklahoma 0.9%
455	Chickasaw Nation, OK Hlth Sys (b)	5.375	12/01/17	489,471
2,205	Citizen Potawatomi Nation OK Oblig Tax Rev, Ser A	5.750	09/01/11	2,201,317

				2,690,788

	Pennsylvania 3.6%
500	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.000	09/01/21	484,700
195	Allegheny Cnty, PA Redev Auth Rev Pittsburgh Mills Proj	5.100	07/01/14	187,071
1,120	Canon McMillan Sch Dist PA Rfdg, Ser A (NATL Insd)	5.000	12/15/15	1,263,920
250	Lancaster Cnty, PA Hosp Auth Rev Brethren Vlg Proj, Ser A	5.200	07/01/12	250,258
500	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.000	01/01/17	516,855
500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.000	02/01/21	396,930
2,000	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Exelon Generation, Ser A (a)	5.000	12/01/42	2,107,740
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700	04/01/22	1,074,750
750	Philadelphia, PA Gas Wks Rev, Ser 18 (AGL Insd)	5.250	08/01/18	823,635
900	Philadelphia, PA Gas Wks Rev, Ser 3 (FSA Insd)	5.000	08/01/10	929,970
2,000	Philadelphia, PA Redev Auth Rev Neighborhood Trans, Ser A (NATL Insd)	5.500	04/15/16	2,109,940

				10,145,769

	South Carolina 2.1%
1,000	Georgetown Cnty, SC Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A (GTY AGMT)	5.950	03/15/14	1,055,900
1,000	Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr Rev Kershaw Cnty Sch Dist Proj (CIFG Insd)	5.000	12/01/22	1,066,490

23
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$1,065	Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg, Ser A (NATL Insd)	5.000%	04/01/14	$1,095,906
1,000	Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000	01/01/24	1,049,550
1,000	South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.000	02/01/19	1,092,130
560	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	560,202

				5,920,178

	Tennessee 1.2%
320	Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/15	312,230
700	Franklin, TN Spl Sch Dist Cap Apprec (FSA Insd)	*	06/01/15	615,090
1,000	Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC Insd)	5.750	12/01/11	1,095,390
1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev, Ser C	5.250	06/01/18	1,045,250
500	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.250	09/01/16	484,205

				3,552,165

	Texas 7.8%
1,000	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	976,410
1,500	Austin, TX Wtr & Wastewater Sys Rev Austin Wtr & Swr, Ser A	5.000	11/15/24	1,707,255
225	Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750	04/01/16	241,389
1,500	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000	08/15/18	1,679,430
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750	11/01/18	500,750
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000	11/01/23	500,630
500	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.000	12/01/27	575,170
500	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000	08/15/13	513,155
350	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000	08/15/19	345,954
500	Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500	02/15/23	465,020
250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem East Texas	5.125	02/15/22	239,485
1,025	Mesquite, TX Hlth Fac Dev Retirement Christian Care	5.000	02/15/15	1,015,908
400	Mission, TX Econ Dev Corp Solid Waste Disp Rev Allied Waste Inc Proj A (AMT)	5.200	04/01/18	399,184
500	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (a)	6.000	08/01/20	536,675
1,000	North TX Twy Auth Rev Sys First Tier Rfdg, Ser A	6.000	01/01/23	1,120,670
1,000	North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2 (a)	6.000	01/01/38	1,087,730
1,000	Spring, TX Indpt Sch Dist Sch House (PSF Gtd)	5.000	08/15/24	1,135,020
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	511,025
1,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Hosp Rev Rfdg Baylor Hlthcare Sys Proj	5.750	11/15/24	1,106,050

24
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750%	07/01/18	$2,260,920
2,000	Texas St Trans Commn Rev First Tier, Ser A	5.000	04/01/20	2,266,920
3,000	Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put (a)	5.000	08/15/42	3,072,570

				22,257,320

	Virginia 1.9%
1,000	Fairfax Cnty, VA Indl Dev Auth Rev Hlthcare Inova Hlth Sys, Ser A	5.125	05/15/24	1,110,190
820	Tobacco Settlement Fin Corp VA Asset Bkd	5.250	06/01/19	862,886
1,000	Virginia Small Business Fin Auth Rev Hampton Rd Proton (Acquired 8/07/09, Cost $983,180) (d)	8.000	07/01/19	1,067,480
1,000	Washington Cnty, VA Indl Dev Auth Hosp Fac Rev Mtn St Hlth Alliance, Ser C	7.250	07/01/19	1,214,190
1,250	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	1,224,463

				5,479,209

	Washington 3.5%
1,000	Clark Cnty, WA Pub Util Dist No 001 Elec Rev Sys Rfdg	5.000	01/01/23	1,094,450
2,000	FYI Properties WA Lease Rev WA St Dis Proj	5.250	06/01/26	2,215,660
175	Kalispel Tribe Indians Priority Dist WA Rev	6.200	01/01/16	166,211
1,725	Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750	04/01/23	2,066,240
1,000	Tacoma Environmental Services Pptys WA	5.000	12/01/24	1,075,330
3,000	Washington St, Ser A (FSA Insd)	5.000	07/01/20	3,285,360

				9,903,251

	West Virginia 0.3%
250	Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Ctr Fin Dist, Ser A	5.625	06/01/22	236,440
500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	497,930

				734,370

	Wisconsin 2.7%
1,370	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375	11/01/21	1,399,195
1,875	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300	09/01/23	1,952,381
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlth Care Inc, Ser B (a)	4.750	08/15/25	1,010,940
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlth Care Inc, Ser B (a)	5.125	08/15/27	1,032,850
1,750	Wisconsin St Hlth & Ed Fac Auth Rev Temps Saint Johns Cmnty Inc, Ser C-2 (e)	5.400	09/15/14	1,753,552
500	Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp Inc, Ser A	5.500	08/15/14	499,120

				7,648,038

	Wyoming 0.4%
1,000	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.375	01/01/25	1,084,800

25
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Guam 0.7%
$1,000	Guam Govt Ltd Oblig Rev Section 30, Ser A	5.250%	12/01/17	$1,044,890
1,000	Guam Govt Ltd Oblig Rev Section 30, Ser A	5.500	12/01/18	1,050,530

				2,095,420

	Puerto Rico 0.4%
1,000	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (a)	5.000	08/01/39	1,042,510

	Virgin Islands 0.2%
500	Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago	6.000	10/01/14	527,770

Total Long-Term Investments 99.6% (Cost $267,206,654)				283,240,990

Total Short-Term Investments 2.4% (Cost $6,875,000)				6,875,000

Total Investments 102.0% (Cost $274,081,654)				290,115,990

Liability for Floating Rate Note Obligations Related to Securities Held (1.4%) (Cost ($4,140,000))
(4,140)	Notes with interest rates ranging from 0.30% to 0.40% at Septermber 30, 2009 and contractual maturities of collateral ranging from 2023 to 2025 (See Note 1(H) in the Notes to Financial Statements (h)			(4,140,000)

Total Net Investments 100.6% (Cost $269,941,654)				285,975,990

Liabilities in Excess of Other Assets (0.6%)				(1,674,712)

Net Assets 100.0%				$284,301,278

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Variable Rate Coupon

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(H) in the Notes to Financial Statements for further information.

(d)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.8% of net assets.

(e)	Security purchased on a when-issued or delayed delivery basis.

(f)	Escrowed to Maturity

(g)	Security has been deemed illiquid.

(h)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2009.

26
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
GTY AGMT—Guarantee Agreement
NATL—National Public Finance Guarantee Corp.
PSF—Public School Fund
Radian—Radian Asset Assurance
Syncora—Syncora Guarantee, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Municipal Bonds
Securities Issued by States of the United States and Political Subdivisions of the United States	$—	$288,020,570	$—	$288,020,570
Securities Issued by Foreign Governments	—	2,095,420	—	2,095,420

Total Investments in an Asset Position	$—	$290,115,990	$—	$290,115,990

27
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $274,081,654)	$290,115,990
Cash	4,495
Receivables:
Interest	3,640,070
Fund Shares Sold	1,995,740
Investments Sold	50,000
Other	126,963

Total Assets	295,933,258

Liabilities:
Payables:
Investments Purchased	5,831,534
Floating Rate Note Obligations	4,140,000
Fund Shares Repurchased	957,084
Income Distributions	170,283
Distributor and Affiliates	108,015
Investment Advisory Fee	89,625
Trustees’ Deferred Compensation and Retirement Plans	214,383
Accrued Expenses	121,056

Total Liabilities	11,631,980

Net Assets	$284,301,278

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$268,947,728
Net Unrealized Appreciation	16,034,336
Accumulated Undistributed Net Investment Income	249,582
Accumulated Net Realized Loss	(930,368)

Net Assets	$284,301,278

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $225,085,739 and 20,846,590 shares of beneficial interest issued and outstanding)	$10.80
Maximum sales charge (4.75%* of offering price)	0.54

Maximum offering price to public	$11.34

Class B Shares:
Net asset value and offering price per share (Based on net assets of $13,647,723 and 1,244,910 shares of beneficial interest issued and outstanding)	$10.96

Class C Shares:
Net asset value and offering price per share (Based on net assets of $38,969,497 and 3,614,117 shares of beneficial interest issued and outstanding)	$10.78

Class I Shares:
Net asset value and offering price per share (Based on net assets of $6,598,319 and 611,435 shares of beneficial interest issued and outstanding)	$10.79

*	On sales of $100,000 or more, the sales charge will be reduced.

28
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$10,367,112

Expenses:
Investment Advisory Fee	1,019,364
Distribution (12b-1) and Service Fees
Class A	408,723
Class B	104,187
Class C	270,709
Transfer Agent Fees	120,807
Accounting and Administrative Expenses	110,176
Professional Fees	84,326
Reports to Shareholders	66,455
Registration Fees	64,190
Interest and Residual Trust Expense	46,034
Trustees’ Fees and Related Expenses	34,952
Custody	23,027
Other	16,044

Total Expenses	2,368,994
Expense Reduction	203,873
Less Credits Earned on Cash Balances	17

Net Expenses	2,165,104

Net Investment Income	$8,202,008

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(925,217)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(5,024,429)
End of the Period:	16,034,336

Net Unrealized Appreciation During the Period	21,058,765

Net Realized and Unrealized Gain	$20,133,548

Net Increase in Net Assets From Operations	$28,335,556

29
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$8,202,008	$4,534,710
Net Realized Gain/Loss	(925,217)	77,603
Net Unrealized Appreciation/Depreciation During the Period	21,058,765	(6,916,918)

Change in Net Assets from Operations	28,335,556	(2,304,605)

Distributions from Net Investment Income:
Class A Shares	(6,980,949)	(3,525,581)
Class B Shares	(410,066)	(378,779)
Class C Shares	(953,632)	(437,480)
Class I Shares	(71,426)	(22,448)

Total Distributions	(8,416,073)	(4,364,288)

Net Change in Net Assets from Investment Activities	19,919,483	(6,668,893)

From Capital Transactions:
Proceeds from Shares Sold	205,215,933	74,551,458
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,444,172	3,384,884
Cost of Shares Repurchased	(80,762,795)	(43,527,174)

Net Change in Net Assets from Capital Transactions	130,897,310	34,409,168

Total Increase in Net Assets	150,816,793	27,740,275
Net Assets:
Beginning of the Period	133,484,485	105,744,210

End of the Period (Including accumulated undistributed net investment income of $249,582 and $463,959, respectively)	$284,301,278	$133,484,485

30
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$10.05		$10.59	$10.68		$10.69		$10.72

Net Investment Income	0.42	(a)	0.41 (a)	0.38	(a)	0.37	(a)	0.36
Net Realized and Unrealized Gain/Loss	0.76		(0.55)	(0.10)		0.04		(0.01)

Total from Investment Operations	1.18		(0.14)	0.28		0.41		0.35

Less:
Distributions from Net Investment Income	0.43		0.40	0.37		0.37		0.37
Distributions from Net Realized Gain	-0-		-0-	-0-		0.05		0.01

Total Distributions	0.43		0.40	0.37		0.42		0.38

Net Asset Value, End of the Period	$10.80		$10.05	$10.59		$10.68		$10.69

Total Return* (b)	12.16%		–1.42%	2.63%		3.91%		3.31%
Net Assets at End of the Period (In millions)	$225.1		$103.7	$81.4		$79.4		$88.2
Ratio of Expenses to Average Net Assets*	0.93%		1.00%	0.98%		0.99%		0.99%
Ratio of Net Investment Income to Average Net Assets*	4.16%		3.95%	3.54%		3.46%		3.32%
Portfolio Turnover	23%		61%	11%		21%		34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.90%		0.95%	0.98%		0.99%		0.99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.03%		1.10%	1.08%		1.09%		1.09%
Ratio of Net Investment Income to Average Net Assets	4.06%		3.85%	3.44%		3.36%		3.22%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.00%		1.06%	1.08%		1.09%		1.09%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$10.19		$10.73	$10.82		$10.82		$10.75

Net Investment Income	0.36	(a)	0.41 (a)	0.38	(a)	0.39	(a)	0.40
Net Realized and Unrealized Gain/Loss	0.77		(0.56)	(0.10)		0.04		(0.03)

Total from Investment Operations	1.13		(0.15)	0.28		0.43		0.37

Less:
Distributions from Net Investment Income	0.36		0.39	0.37		0.38		0.29
Distributions from Net Realized Gain	-0-		-0-	-0-		0.05		0.01

Total Distributions	0.36		0.39	0.37		0.43		0.30

Net Asset Value, End of the Period	$10.96		$10.19	$10.73		$10.82		$10.82

Total Return* (b) (c)	11.42%		–1.45%	2.59%		4.13%		3.47%
Net Assets at End of the Period (In millions)	$13.6		$10.5	$11.1		$14.6		$16.9
Ratio of Expenses to Average Net Assets* (c)	1.57%		1.05%	0.98%		0.78%		0.82%
Ratio of Net Investment Income to Average Net Assets* (c)	3.53%		3.87%	3.55%		3.67%		3.51%
Portfolio Turnover	23%		61%	11%		21%		34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)* (c)	1.55%		1.00%	0.98%		0.78%		0.82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.67%		1.15%	1.08%		0.88%		0.92%
Ratio of Net Investment Income to Average Net Assets (c)	3.43%		3.77%	3.45%		3.57%		3.41%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses) (c)	1.65%		1.11%	1.08%		0.88%		0.92%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

32
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$10.03		$10.57	$10.66		$10.68		$10.70

Net Investment Income	0.34	(a)	0.33 (a)	0.30	(a)	0.29	(a)	0.29
Net Realized and Unrealized Gain/Loss	0.77		(0.55)	(0.10)		0.03		(0.01)

Total from Investment Operations	1.11		(0.22)	0.20		0.32		0.28

Less:
Distributions from Net Investment Income	0.36		0.32	0.29		0.29		0.29
Distributions from Net Realized Gain	-0-		-0-	-0-		0.05		0.01

Total Distributions	0.36		0.32	0.29		0.34		0.30

Net Asset Value, End of the Period	$10.78		$10.03	$10.57		$10.66		$10.68

Total Return* (b)	11.35%		–2.17%	1.88%	(c)	3.04%		2.64%	(c)
Net Assets at End of the Period (In millions)	$39.0		$18.4	$13.0		$14.7		$16.5
Ratio of Expenses to Average Net Assets*	1.68%		1.75%	1.72%	(c)	1.74%		1.64%	(c)
Ratio of Net Investment Income to Average Net Assets*	3.41%		3.20%	2.81%	(c)	2.71%		2.69%	(c)
Portfolio Turnover	23%		61%	11%		21%		34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.66%		1.70%	1.72%	(c)	1.74%		1.64%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.78%		1.85%	1.82%	(c)	1.84%		1.74%	(c)
Ratio of Net Investment Income to Average Net Assets	3.31%		3.10%	2.71%	(c)	2.61%		2.59%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.76%		1.81%	1.82%	(c)	1.84%		1.74%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

33
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

								August 12, 2005
								(Commencement
	Year Ended September 30,							of Operations) to
Class I Shares	2009		2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$10.04		$10.59	$10.67		$10.69		$10.70

Net Investment Income	0.45	(a)	0.45 (a)	0.40	(a)	0.39	(a)	0.05
Net Realized and Unrealized Gain/Loss	0.76		(0.58)	(0.09)		0.03		(0.01)

Total from Investment Operations	1.21		(0.13)	0.31		0.42		0.04

Less:
Distributions from Net Investment Income	0.46		0.42	0.39		0.39		0.05
Distributions from Net Realized Gain	-0-		-0-	-0-		0.05		-0-

Total Distributions	0.46		0.42	0.39		0.44		0.05

Net Asset Value, End of the Period	$10.79		$10.04	$10.59		$10.67		$10.69

Total Return* (b)	12.45%		–1.27%	2.98%		4.08%		0.38% **
Net Assets at End of the Period (In millions)	$6.6		$0.9	$0.2		$0.9		$0.6
Ratio of Expenses to Average Net Assets*	0.67%		0.73%	0.72%		0.72%		0.77%
Ratio of Net Investment Income to Average Net Assets*	4.49%		4.33%	3.79%		3.73%		3.59%
Portfolio Turnover	23%		61%	11%		21%		34% **

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.65%		0.69%	0.72%		0.72%		0.77%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.77%		0.83%	0.82%		0.82%		0.87%
Ratio of Net Investment Income to Average Net Assets	4.39%		4.23%	3.69%		3.63%		3.49%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.75%		0.79%	0.82%		0.82%		0.87%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

**	Non-Annualized

34
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen Intermediate Term Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or

35

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, the Fund had $5,305,580 of when-issued or delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2009, the Fund had an

36

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purposes of $323,062, which will expire according to the following schedule:

Amount	Expiration

$2,882	September 30, 2015
320,180	September 30, 2017

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$269,838,037

Gross tax unrealized appreciation	17,832,022
Gross tax unrealized depreciation	(1,694,069)

Net tax unrealized appreciation on investments	$16,137,953

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$2,366	$978
Tax-exempt income	8,333,691	4,342,162

	$8,336,057	$4,343,140

Permanent differences, primarily due to the Fund’s investment in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed
Net Investment Income	Accumulated Net Realized Loss	Capital

$(312)	$312	$-0-

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$596
Undistributed tax-exempt income	540,041

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book

37

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

purposes and post October losses of $604,700, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Credits Earned on Cash Balances During the year ended September 30, 2009, the Fund’s custody fee was reduced by $17 as a result of credits earned on cash balances.

H. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $7,236,219 are held by the dealer trusts and serve as collateral for the $4,140,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2009 were $3,784,842 and 1.22%, respectively.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

38

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.93%, 1.57%, 1.68%, and 0.67% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended September 30, 2009, the Adviser waived or reimbursed approximately $203,900 of advisory fees or other expenses.
For the year ended September 30, 2009, the Fund recognized expenses of approximately $18,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $59,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $37,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $122,100 are included in “Other” assets on the Statements of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

39

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $147,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $29,500. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	16,604,175	$166,439,181	5,695,354	$59,629,064
Class B	712,094	7,257,125	365,499	3,859,784
Class C	2,517,951	25,323,551	977,211	10,211,605
Class I	590,535	6,196,076	81,184	851,005

Total Sales	20,424,755	$205,215,933	7,119,248	$74,551,458

Dividend Reinvestment:
Class A	530,836	$5,393,306	274,356	$2,861,672
Class B	29,205	299,557	24,004	253,956
Class C	68,636	697,263	23,933	248,986
Class I	5,307	54,046	1,950	20,270

Total Dividend Reinvestment	633,984	$6,444,172	324,243	$3,384,884

Repurchases:
Class A	(6,605,144)	$(66,529,881)	(3,341,761)	$(35,025,984)
Class B	(529,019)	(5,397,816)	(391,926)	(4,167,529)
Class C	(808,587)	(8,110,924)	(395,541)	(4,155,245)
Class I	(72,367)	(724,174)	(17,032)	(178,416)

Total Repurchases	(8,015,117)	$(80,762,795)	(4,146,260)	$(43,527,174)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund received redemption fees of approximately $4,100 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $181,135,192 and $45,353,110, respectively.

40

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

6. Inverse Floating Rate Investments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent that the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than change in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $41,300 and $63,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

41

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

10. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

42

Van Kampen Intermediate Term Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

43

Van Kampen Intermediate Term Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.97% of the income distributions as tax-exempt income distributions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

44

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

45

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

46

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

47

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1993	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

48

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

49

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1993	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

50

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

51

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

52

Your Notes

Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538, 638
INFANN 11/09
IU09-04902P-Y09/09

ANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen New York Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Municipal Bond Index and the Barclays Capital New York Municipal Bond Index from 9/30/99 through 9/30/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares
	since 7/29/94		since 7/29/94		since 7/29/94
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge
Since Inception	5.55%	5.21%	5.14%	5.14%	4.78%	4.78%
10-year	5.05	4.54	4.46	4.46	4.29	4.29
5-year	3.31	2.31	2.90	2.65	2.55	2.55
1-year	13.24	7.88	13.13	9.13	12.51	11.51

30-Day SEC Subsidized Yield	3.89%		3.52%		3.27%

30-Day SEC Yield	3.58%		3.28%		3.03%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Barclays Capital New York Municipal Bond Index tracks the performance of New York issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, and with maturities of 2 years or greater. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past six months, a dramatic reversal from the preceding two quarters. For the six months ended September 30, 2009, the high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index) gained 23.33 percent while the investment grade municipal bond market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38 percent. High-yield spreads collapsed from 589 basis points to 397 basis points over the same period. Despite the high-yield sector’s strong performance, the gains realized were not enough to offset the losses incurred during the latter part of 2008. As a result, the high-yield sector underperformed the investment-grade sector for the 12-month reporting period by approximately 1,000 basis points. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 500 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $56 billion in the first nine months of 2009, well above the previous record for annual inflows of $38.3 billion set in 1993. The record demand for municipal bonds was met with limited supply, as new municipal bond issuance year-to-date totaled $285 billion, an 11 percent decline year-over-year.

The state of New York has historically benefitted from its broad-based and wealthy economy and has seen an improvement in its finances and budgetary reserves over the past few years. However, the economic slowdown and concerns on Wall Street, as well as the volatility in the financial markets, will pose challenges for the state over the next year. The state will also have to deal with dwindling economic stimulus funds from the federal government, forcing the state to find additional cuts in expenses. We continue to monitor the state’s fiscal position and will look for opportunities to invest in more stable sectors.

2

Performance Analysis

All share classes of Van Kampen New York Tax Free Income Fund underperformed the Barclays Capital New York Municipal Bond Index (the “Index”) and the Barclays Capital Municipal Bond Index for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2009

			Barclays Capital	Barclays Capital
			New York Municipal	Municipal Bond
Class A	Class B	Class C	Bond Index	Index

13.24%	13.13%	12.51%	14.57%	14.85%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund held a position in non-rated municipal bonds, which are not represented in the Index. Although these high yield issues, which were primarily in the life care, nursing home and hospital sectors, performed well over the past six months, they have not fully recovered from the sell off in the fourth quarter of 2008, when extreme risk aversion led investors to flee risky assets in favor of the relative safety of Treasury bonds and money market funds. As a result, they were a drag on performance for the overall reporting period.

•	An overweight in BBB rated bonds also detracted from relative performance.

•	With regard to the Fund’s yield-curve positioning, an overweight on the longer end of the curve was advantageous to performance as longer-maturity issues significantly outperformed shorter-maturity issues for the period.

•	The Fund’s housing bonds, which had an average credit rating of AA, and tobacco bonds also enhanced returns as strong demand drove prices in these sectors higher.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain due particularly to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Ratings Allocations as of 9/30/09 (Unaudited)

AAA/Aaa	17.7%
AA/Aa	32.9
A/A	16.6
BBB/Baa	20.8
BB/Ba	4.2
Non-Rated	7.8

Top 5 Sectors as of 9/30/09 (Unaudited)

Hospital	18.8%
Higher Education	12.1
Water & Sewer	8.2
General Purpose	8.1
Student Housing	7.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations and Top Five sectors percentages are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/01/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,155.38	$4.43
Hypothetical	1,000.00	1,020.96	4.15
(5% annual return before expenses)

Class B
Actual	1,000.00	1,153.68	6.32
Hypothetical	1,000.00	1,019.20	5.92
(5% annual return before expenses)

Class C
Actual	1,000.00	1,152.36	7.55
Hypothetical	1,000.00	1,018.05	7.08
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.17%, and 1.40% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B Shares and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,155.38	$4.27
Hypothetical	1,000.00	1,021.11	4.00
(5% annual return before expenses)

Class B
Actual	1,000.00	1,153.68	6.15
Hypothetical	1,000.00	1,019.35	5.77
(5% annual return before expenses)

Class C
Actual	1,000.00	1,152.36	7.39
Hypothetical	1,000.00	1,018.20	6.93
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.14%, and 1.37% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B Shares and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund

9

and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

10

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 99.1% New York 93.7%
$2,000	Albany, NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ, Ser A	5.000%	07/01/31	$1,876,280
600	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.250	11/15/32	592,836
400	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser D	5.750	11/15/27	414,668
1,290	Albany, NY Indl Dev Agy Indl Dev Rev Albany College of Pharmacy, Ser A	5.625	12/01/34	1,161,206
395	Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc, Ser A	5.250	01/01/37	301,065
1,000	East Rochester, NY Hsg Auth Rev Sr Living Woodland Vlg Proj Rfdg	5.500	08/01/33	824,180
1,250	Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.750	06/01/22	1,311,862
1,290	Islip, NY Res Recovery Agy Res 1985 Fac, Ser E (FSA Insd) (AMT)	5.750	07/01/22	1,372,070
1,000	Livingston Cnty, NY Indl Dev Agy Civic Fac Rev Nicholas H Noyes Mem Hosp	6.000	07/01/30	862,950
355	Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A (BHAC Insd)	5.500	05/01/33	405,857
700	Long Island Pwr Auth NY Elec Sys Rev, Ser A	5.000	04/01/23	760,074
750	Long Island Pwr Auth NY Elec Sys Rev, Ser A (AMBAC Insd)	5.000	09/01/34	772,357
1,000	Madison Cnty, NY Indl Dev Agy Civic Fac Rev Colgate Univ Proj, Ser A (AMBAC Insd)	5.000	07/01/35	1,043,040
1,000	Metropolitan Trans Auth NY Dedicated Tax Fd, Ser B	5.000	11/15/34	1,058,610
750	Metropolitan Trans Auth NY Rev Rfdg, Ser A (AMBAC Insd)	5.500	11/15/19	820,762
1,000	Monroe Cnty, NY Indl Dev Agy Nazareth College Rochester Proj (NATL Insd)	5.250	10/01/21	1,033,890
1,320	Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM Boces, Ser A (Syncora Gtd)	5.000	07/01/34	1,198,111
750	Nassau Cnty, NY Gen Impt, Ser C (AGL Insd)	5.000	10/01/27	830,895
1,250	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700	01/01/43	1,150,737
1,500	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/18	1,585,470
1,000	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/19	1,055,160
2,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser B1 (AMT)	5.150	11/01/37	2,008,640
750	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser E1 (AMT)	5.350	11/01/37	758,303
1,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser K (AMT)	5.000	11/01/37	980,720
1,000	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	932,000

12
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,405	New York City Indl Dev Agy Fac Rev Royal Charter-NY Presbyterian (FSA Insd)	5.375%	12/15/16	$1,552,356
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	501,520
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	482,520
1,125	New York City Indl Dev Agy Rev Liberty Iac/Interactive Corp.	5.000	09/01/35	782,303
1,000	New York City Indl Dev Agy Rev Queens Baseball Stadium-Pilot (AGL Insd)	6.500	01/01/46	1,185,720
1,000	New York City Indl Dev Agy Spl Fac Rev NY Stk Exchange Proj, Ser A	5.000	05/01/25	1,069,890
2,000	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT) (a)	5.500	01/01/20	2,064,880
4,000	New York City Muni Fin Auth Wtr & Swr Sys Rev, Ser D (b)	5.000	06/15/37	4,208,380
1,000	New York City Muni Wtr Fin Auth Wtr & Swr Rev, Ser FF-2	5.500	06/15/40	1,134,710
500	New York City Muni Wtr Fin, Ser B	6.000	06/15/33	522,740
1,000	New York City, Ser F1	5.500	11/15/28	1,139,940
960	New York City Tr Cultural Res Rev American Museum Nat History, Ser A (NATL Insd) (b)	5.000	07/01/44	991,886
500	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-1	5.500	07/15/38	552,370
1,560	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/27	1,742,068
500	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/39	542,015
600	New York City Transitional Future Tax Secd, Ser B	5.500	02/01/15	641,940
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 08/07/06, Cost $750,000) (d) (e) (f)	6.125	02/15/19	75
2,000	New York St Dorm Auth Rev Catholic Hlth L.I. Oblig Group	5.000	07/01/27	1,889,580
1,000	New York St Dorm Auth Rev City Univ Cons Third, Ser 1 (FGIC Insd)	5.250	07/01/25	1,007,490
920	New York St Dorm Auth Rev City Univ Rfdg, Ser D (FSA Insd)	5.750	07/01/12	974,988
650	New York St Dorm Auth Rev City Univ Sys Cons, Ser A	5.625	07/01/16	729,112
850	New York St Dorm Auth Rev City Univ Sys Cons, Ser B	6.000	07/01/14	930,283
1,890	New York St Dorm Auth Rev Dept Ed	5.250	07/01/21	2,061,650
1,000	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375	07/01/23	1,021,520
1,040	New York St Dorm Auth Rev Insd NY St Rehab Assn, Ser A (AMBAC Insd)	5.500	07/01/15	1,130,314
1,250	New York St Dorm Auth Rev Mem Sloan Kettering Cancer Center (NATL Insd)	5.500	07/01/23	1,529,425
1,200	New York St Dorm Auth Rev Miriam Osborn Mem Home, Ser B (ACA Insd)	6.375	07/01/29	1,206,900

13
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$2,000	New York St Dorm Auth Rev Non St Supported Debt Cornell Univ, Ser C	7.500%	04/01/39	$2,494,280
1,500	New York St Dorm Auth Rev Non St Supported Debt Court Fac Lease NYC Issue, Ser A (AMBAC Insd)	5.500	05/15/30	1,753,500
1,000	New York St Dorm Auth Rev Non St Supported Debt L.I. Jewish, Ser A	5.000	11/01/34	991,480
1,000	New York St Dorm Auth Rev Non St Supported Debt L.I. Jewish, Ser A	5.000	11/01/26	1,017,260
1,000	New York St Dorm Auth Rev Non St Supported Debt Mt Sinai NYU Hlth, Ser C	5.500	07/01/26	1,000,590
1,000	New York St Dorm Auth Rev Non St Supported Debt NY University, Ser C	5.000	07/01/38	1,064,060
1,500	New York St Dorm Auth Rev Non St Supported Debt NYU Hosp Ctr, Ser A	5.000	07/01/36	1,379,715
1,000	New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.500	12/01/21	1,027,670
2,000	New York St Dorm Auth Rev Non St Supported Debt Providence Rest (ACA Insd)	5.250	07/01/25	1,556,800
1,000	New York St Dorm Auth Rev Non St Supported Debt Sch Dist Fin Prog, Ser C	5.000	10/01/24	1,107,860
1,000	New York St Dorm Auth Rev Sec Hosp North Gen Hosp Rfdg	5.750	02/15/18	1,079,590
1,000	New York St Dorm Auth Rev Sec Insd NY Univ Insd, Ser 1 (AMBAC Insd)	5.500	07/01/31	1,200,490
1,000	New York St Dorm Auth Rev St Supported Debt Lease St Univ Dorm Fac, Ser A	5.000	07/01/25	1,081,620
500	New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc Fac Impt, Ser A (FSA Insd)	5.000	02/15/27	539,925
2,000	New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc, Ser C (FSA Insd) (AMT)	5.250	02/15/28	2,058,480
500	New York St Energy Resh & Dev Auth Gas Fac Rev Regr Ribs Brooklyn Un Gas, Ser B (AMT) (g)	11.579	07/01/26	501,725
750	New York St Environmental Fac Corp Solid Waste Disp Rev Waste Management Inc Proj, Ser A (a)	4.875	07/01/17	752,603
1,000	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Pooled Fin Pgm, Ser I	5.250	09/15/19	1,071,990
1,200	New York St Twy Auth Gen Rev, Ser G (FSA Insd)	5.000	01/01/30	1,264,836
1,000	New York St Twy Auth Second Gen Hwy & Brdg Tr Fd, Ser B	5.000	04/01/25	1,109,930
500	New York St Urban Dev Corp Rev Correctional Fac Rfdg, Ser A	5.500	01/01/14	534,965
220	Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser A	5.875	12/01/29	194,742
2,000	Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt Term 6 (NATL Insd) (AMT)	5.750	12/01/22	1,979,820

14
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev Franciscan Heights LP Proj, Ser A (SONYMA Insd) (AMT) (LOC: JPMorgan Chase Bank)	5.375%	12/01/36	$1,014,100
1,000	Rockland Cnty, NY Solid Waste, Ser B (AMBAC Insd) (AMT)	5.000	12/15/23	1,007,470
1,000	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (c)	5.000	12/01/23	840,000
1,445	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assn (c)	5.375	01/01/27	1,094,168
825	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Family Svc League Suffolk Cnty (LOC: Fleet National Bank)	5.000	11/01/34	855,484
250	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/21	251,060
750	Tsasc, Inc NY, Ser 1	5.000	06/01/34	651,413
3,000	Tsasc, Inc NY, Ser 1	5.125	06/01/42	2,499,630
1,000	Ulster Cnty, NY Res Recovery Agy Solid Waste Sys Rev Rfdg (AMBAC Insd)	5.250	03/01/18	1,068,250
160	Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev (AMBAC Insd)	5.750	04/01/20	164,942
300	Utica, NY Indl Dev Agy Civic Fac Rev Utica College Proj, Ser A	5.750	08/01/28	261,336
1,000	Warren & Washington Cnty, NY Indl Dev Agy Civic Fac Rev Glens Falls Hosp Proj, Ser A (FSA Insd)	5.000	12/01/35	1,012,690
500	Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375	01/01/24	473,195
1,000	Westchester Cnty, NY Indl Dev Guiding Eyes For The Blind	5.375	08/01/24	1,011,600
2,000	Westchester Tob Asset Sec Corp NY	5.125	06/01/45	1,657,900

				97,335,487

	Guam 1.3%
1,250	Guam Govt Ltd Oblig Rev Sect 30, Ser A	5.750	12/01/34	1,311,725

	Puerto Rico 2.6%
500	Puerto Rico Elec Pwr Auth Pwr Rev, Ser WW	5.250	07/01/33	512,295
1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500	07/01/21	1,092,790
1,000	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (a)	5.000	08/01/39	1,042,510

				2,647,595

	U.S. Virgin Islands 1.5%
1,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375	10/01/19	1,025,590

15
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	U.S. Virgin Islands (Continued)
$500	Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago, Ser A	6.625%	10/01/29	$537,100

				1,562,690

Total Long-Term Investments 99.1% (Cost $102,169,382)				102,857,497

Total Short-Term Investments 2.8% (Cost $2,950,000)				2,950,000

Total Investments 101.9% (Cost $105,119,382)				105,807,497

Liability for Floating Rate Note Obligations Related to Securities Held (3.2%) (Cost ($3,270,000))
(3,270)
	Notes with interest rates ranging from 0.31% to 0.48% at September 30, 2009, and contractual maturities of collateral ranging from 2037 to 2044 (See Note 1(G) in the Notes to Financial Statements.) (h)			(3,270,000)

Total Net Investments 98.7% (Cost $101,849,382)				102,537,497

Other Assets in Excess of Liabilities 1.3%				1,298,545

Net Assets 100.0%				$103,836,042

Percentages are calculated as a percentage of net assets.

(a)	Variable Rate Coupon

(b)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1(G) in the Notes to Financial Statements for further information.

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Non-income producing security.

(e)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise less than 0.1% of net assets.

(f)	Security has been deemed illiquid.

(g)	Inverse Floating Rate. The interest rates shown reflect the rates in effect at September 30, 2009.

(h)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2009.

16
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2009  continued

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
LOC—Letter of Credit
NATL—National Public Finance Guarantee Corp.
SONYMA—State of New York Mortgage Agency

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurement.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Municipal Bonds
Securities Issued by states of the United States and Political Subdivisions of the United States	$—	$105,807,497	$—	$105,807,497

17
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Total Investments (Cost $105,119,382)	$105,807,497
Cash	6,763
Receivables:
Interest	1,589,106
Fund Shares Sold	84,090
Other	78,512

Total Assets	107,565,968

Liabilities:
Payables:
Floating Rate Note Obligations	3,270,000
Income Distributions	94,040
Fund Shares Repurchased	71,888
Distributor and Affiliates	23,887
Investment Advisory Fee	18,020
Trustees’ Deferred Compensation and Retirement Plans	166,654
Accrued Expenses	85,437

Total Liabilities	3,729,926

Net Assets	$103,836,042

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$108,223,401
Net Unrealized Appreciation	688,115
Accumulated Undistributed Net Investment Income	189,142
Accumulated Net Realized Loss	(5,264,616)

Net Assets	$103,836,042

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $72,726,010 and 4,722,242 shares of beneficial interest issued and outstanding)	$15.40
Maximum sales charge (4.75%* of offering price)	0.77

Maximum offering price to public	$16.17

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,666,194 and 760,051 shares of beneficial interest issued and outstanding)	$15.35

Class C Shares:
Net asset value and offering price per share (Based on net assets of $19,443,838 and 1,263,385 shares of beneficial interest issued and outstanding)	$15.39

*	On Sales of $100,000 or more, the sales charge will be reduced.

18
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Interest	$5,617,110

Expenses:
Investment Advisory Fee	447,281
Distribution (12b-1) and Service Fees
Class A	165,141
Class B	39,620
Class C	156,367
Professional Fees	78,660
Accounting and Administrative Expenses	69,116
Interest and Residual Trust Expenses	56,086
Transfer Agent Fees	56,025
Trustees’ Fees and Related Expenses	30,593
Reports to Shareholders	23,719
Custody	15,452
Registration Fees	10,207
Other	11,512

Total Expenses	1,159,779
Expense Reduction	237,916

Net Expenses	921,863

Net Investment Income	$4,695,247

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(3,649,773)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(9,613,994)
End of the Period	688,115

Net Unrealized Appreciation During the Period	10,302,109

Net Realized and Unrealized Gain	$6,652,336

Net Increase in Net Assets From Operations	$11,347,583

19
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$4,695,247	$5,120,372
Net Realized Loss	(3,649,773)	(1,670,717)
Net Unrealized Appreciation/Depreciation During the Period	10,302,109	(11,103,637)

Change in Net Assets from Operations	11,347,583	(7,653,982)

Distributions from Net Investment Income:
Class A Shares	(3,381,881)	(3,627,282)
Class B Shares	(604,492)	(869,093)
Class C Shares	(756,316)	(745,022)

	(4,742,689)	(5,241,397)

Distributions from Net Realized Gain:
Class A Shares	-0-	(94,394)
Class B Shares	-0-	(22,820)
Class C Shares	-0-	(24,133)

	-0-	(141,347)

Total Distributions	(4,742,689)	(5,382,744)

Net Change in Net Assets from Investment Activities	6,604,894	(13,036,726)

From Capital Transactions:
Proceeds from Shares Sold	15,255,525	28,822,686
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,526,080	3,929,806
Cost of Shares Repurchased	(29,586,268)	(33,364,748)

Net Change in Net Assets from Capital Transactions	(10,804,663)	(612,256)

Total Decrease in Net Assets	(4,199,769)	(13,648,982)
Net Assets:
Beginning of the Period	108,035,811	121,684,793

End of the Period (Including accumulated undistributed net investment income of $189,142 and $234,032, respectively)	$103,836,042	$108,035,811

20
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$14.31		$16.01	$16.47		$16.67		$16.60

Net Investment Income	0.70	(a)	0.69 (a)	0.67	(a)	0.66	(a)	0.64
Net Realized and Unrealized Gain/Loss	1.10		(1.66)	(0.43)		0.11		0.06

Total from Investment Operations	1.80		(0.97)	0.24		0.77		0.70

Less:
Distributions from Net Investment Income	0.71		0.71	0.68		0.65		0.63
Distributions from Net Realized Gain	-0-		0.02	0.02		0.32		-0-

Total Distributions	0.71		0.73	0.70		0.97		0.63

Net Asset Value, End of the Period	$15.40		$14.31	$16.01		$16.47		$16.67

Total Return* (b)	13.24%		–6.32%	1.34%		4.96%		4.29%
Net Assets at End of the Period (In millions)	$72.7		$74.4	$82.3		$73.8		$67.8
Ratio of Expenses to Average Net Assets*	0.84%		0.89%	0.81%		0.73%		0.76%
Ratio of Net Investment Income to Average Net Assets*	5.06%		4.44%	4.12%		4.05%		3.87%
Portfolio Turnover	32%		34%	13%		30%		41%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.78%		0.73%	0.72%		0.73%		0.76%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.09%		1.14%	1.06%		0.98%		1.01%
Ratio of Net Investment Income to Average Net Assets	4.81%		4.19%	3.87%		3.80%		3.62%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.03%		0.98%	0.97%		0.98%		1.01%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$14.27		$15.97		$16.43		$16.63		$16.58

Net Investment Income	0.69	(a)	0.70	(a)	0.60	(a)	0.54	(a)	0.52
Net Realized and Unrealized Gain/Loss	1.09		(1.65)		(0.43)		0.11		0.04

Total from Investment Operations	1.78		(0.95)		0.17		0.65		0.56

Less:
Distributions from Net Investment Income	0.70		0.73		0.61		0.53		0.51
Distributions from Net Realized Gain	-0-		0.02		0.02		0.32		-0-

Total Distributions	0.70		0.75		0.63		0.85		0.51

Net Asset Value, End of the Period	$15.35		$14.27		$15.97		$16.43		$16.63

Total Return* (b)	13.13%	(c)	–6.22%	(c)	0.95%	(c)	4.18%		3.40%
Net Assets at End of the Period (In millions)	$11.7		$15.0		$20.5		$28.6		$33.9
Ratio of Expenses to Average Net Assets*	0.92%	(c)	0.81%	(c)	1.23%	(c)	1.48%		1.51%
Ratio of Net Investment Income to Average Net Assets*	4.99%	(c)	4.52%	(c)	3.69%	(c)	3.30%		3.12%
Portfolio Turnover	32%		34%		13%		30%		41%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.86%	(c)	0.65%	(c)	1.14%	(c)	1.48%		1.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.17%	(c)	1.06%	(c)	1.48%	(c)	1.73%		1.76%
Ratio of Net Investment Income to Average Net Assets	4.74%	(c)	4.27%	(c)	3.44%	(c)	3.05%		2.87%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.11%	(c)	0.90%	(c)	1.39%	(c)	1.73%		1.76%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

22
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$14.29		$15.99	$16.45		$16.65		$16.59

Net Investment Income	0.61	(a)	0.58 (a)	0.55	(a)	0.54	(a)	0.52
Net Realized and Unrealized Gain/Loss	1.10		(1.67)	(0.43)		0.11		0.05

Total from Investment Operations	1.71		(1.09)	0.12		0.65		0.57

Less:
Distributions from Net Investment Income	0.61		0.59	0.56		0.53		0.51
Distributions from Net Realized Gain	-0-		0.02	0.02		0.32		-0-

Total Distributions	0.61		0.61	0.58		0.85		0.51

Net Asset Value, End of the Period	$15.39		$14.29	$15.99		$16.45		$16.65

Total Return* (b)	12.51%	(c)	–7.04%	0.66%	(c)	4.14%	(c)	3.46%	(c)
Net Assets at End of the Period (In millions)	$19.4		$18.6	$18.9		$17.4		$18.1
Ratio of Expenses to Average Net Assets*	1.50%	(c)	1.64%	1.55%	(c)	1.46%	(c)	1.47%	(c)
Ratio of Net Investment Income to Average Net Assets*	4.40%	(c)	3.70%	3.37%	(c)	3.32%	(c)	3.14%	(c)
Portfolio Turnover	32%		34%	13%		30%		41%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.44%	(c)	1.48%	1.46%	(c)	1.46%	(c)	1.47%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.75%	(c)	1.89%	1.80%	(c)	1.71%	(c)	1.72%	(c)
Ratio of Net Investment Income to Average Net Assets	4.15%	(c)	3.45%	3.12%	(c)	3.10%	(c)	2.89%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.69%	(c)	1.73%	1.71%	(c)	1.71%	(c)	1.72%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

23
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009

1. Significant Accounting Policies
Van Kampen New York Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class. As of September 30, 2009, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market

24

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2009, there were no when-issued or delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At September 30, 2009, the Fund had an

25

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

accumulated capital loss carryforward for tax purpose of $1,814,155, which will expire on September 30, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$101,712,657

Gross tax unrealized appreciation	$5,592,112
Gross tax unrealized depreciation	(4,767,272)

Net tax unrealized appreciation on investments	$824,840

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$1,046	$1,340
Tax-exempt income	4,752,989	5,255,748
Long-term capital gain	-0-	141,267

	$4,754,035	$5,398,355

Permanent differences, primarily due to Fund’s investment in other Regulated Investment Companies which are non deductible for tax purposes, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$2,552	$(2,319)	$(233)

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$731
Undistributed tax-exempt income	419,428

Net realized gains or losses may differ for financial reporting and tax purposes as a result of gains or losses recognized on securities for tax purposes but not for book purposes and post October losses of $3,547,972, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual

26

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2009, Fund investments with a value of $5,200,266 are held by the dealer trusts and serve as collateral for the $3,270,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2009 were $3,687,016 and 1.52%, respectively.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.470%
Over $500 million	.445%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.84%, 0.92%, and 1.50% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended September 30, 2009, the Adviser waived or reimbursed approximately $237,900 of advisory fees or other expenses.

27

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

For the year ended September 30, 2009, the Fund recognized expenses of approximately $18,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $49,200, representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2009, the Fund recognized expenses of approximately $19,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $76,500 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $20,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $34,200. Sales charges do not represent expenses of the Fund.

28

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

3. Capital Transactions
For the years ended September 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	785,019	$10,966,063	1,351,842	$21,089,271
Class B	116,624	1,628,367	82,949	1,295,726
Class C	191,911	2,661,095	411,493	6,437,689

Total Sales	1,093,554	$15,255,525	1,846,284	$28,822,686

Dividend Reinvestment:
Class A	182,042	$2,532,334	177,292	$2,734,663
Class B	33,902	469,100	43,957	677,878
Class C	37,672	524,646	33,588	517,265

Total Dividend Reinvestment	253,616	$3,526,080	254,837	$3,929,806

Repurchases:
Class A	(1,442,541)	$(19,825,201)	(1,468,237)	$(22,797,808)
Class B	(443,008)	(6,046,339)	(358,404)	(5,537,790)
Class C	(271,042)	(3,714,728)	(322,913)	(5,029,150)

Total Repurchases	(2,156,591)	$(29,586,268)	(2,149,554)	$(33,364,748)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2009, the Fund did not receive any redemption fees. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,037,214 and $49,427,646 respectively.

6. Inverse Floating Rate Securities
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in

29

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $1,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset

30

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2009  continued

management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

10. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.
FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

31

Van Kampen New York Tax Free Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the Fund) (one of the portfolios constituting the Van Kampen Tax Free Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 20, 2009

32

Van Kampen New York Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services, Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. The Fund designated 99.98% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

34

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

35

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1994	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

36

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1994	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

38

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1994	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

39

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

40

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

41

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

235, 325, 425
NYTFANN 11/09
IU09-04907P-Y09/09

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$284,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$18,600	(3)	$109,924	(4)
All Other Fees	$0		$224,100	(5)
Total Non-Audit Fees	$18,600		$334,024

Total	$303,300		$334,024
2008

	Registrant		Covered Entities(1)
Audit Fees	$284,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$18,600	(3)	$144,357	(4)
All Other Fees	$0		$652,677	(5)
Total Non-Audit Fees	$18,600		$1,097,234

Total	$303,300		$1,097,234
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1.	STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2.	Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3.	Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4.	Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5.	Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6.	All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7.	Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8.	Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.	Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10.	Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b)	Not applicable.
Item 6. Schedule of Investments.
(a)	Please refer to Item #1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Tax Free Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 19, 2009